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The Target
Portfolio TrustR
Annual Report
December 31, 2002

Target

A STRUCTURED AND PERSONALIZED INVESTMENT PROGRAM

(Logo) Target Portfolio Trust
(Logo) Prudential Financial

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(Logo) Target Portfolio Trust

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The Target Portfolio Trust

Table of Contents
                                               Page
Shareholder Letter                                2
Target's Shareholder Services                    11
Portfolio of Investments:
     Large Capitalization Growth Portfolio       12
     Large Capitalization Value Portfolio        14
     Small Capitalization Growth Portfolio       20
     Small Capitalization Value Portfolio        24
     International Equity Portfolio              29
     International Bond Portfolio                31
     Total Return Bond Portfolio                 33
     Intermediate-Term Bond Portfolio            38
     Mortgage Backed Securities Portfolio        43
     U.S. Government Money Market Portfolio      45
Statements of Assets and Liabilities             46
Statements of Operations                         48
Statements of Changes in Net Assets              50
Financial Highlights                             52
Notes to Financial Statements                    59
Report of Independent Accountants                67
Federal Income Tax Information                   68
Management of the Trust                          69
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Dear Target Shareholder:              February 14, 2003

In 2002, concerns about accounting practices, geopolitical uncertainty, and corporate profitability led many investors to abandon equities. As share prices continued to move down, investors increasingly lost confidence in stocks, resulting in the worst return for the Standard & Poor's (S&P) 500 Index since 1974.
Some investors' cash was reinvested in bonds.
Together with a slower-than-expected economic recovery that kept interest rates low, this produced an excellent year for the bond markets. Despite some corporate credit concerns, almost all fixed income sectors performed well.

A Global Decline in Stocks
U.S. equities: There was no safe haven
Positive returns on equities were rare anywhere in the world or in any market sector. During the broad, swift, and deep decline until the S&P 500 Index bottomed on October 9, every sector except consumer staples (which declined
6%) dropped precipitously, with declines ranging from nearly 20% to 55%. It was the first year since sectors were calculated within the Index that every sector fell. An upswing in October and November recovered some ground, but at the end of the year, few stocks anywhere in the market had significant gains.

The already depressed technology and
telecommunication services sectors fell more than 35%. Within these sectors, wireless service providers fared worst, hurt by a delay in introducing new services, excessive debt, and aggressive competition. The only industry group that fell more than the wireless providers was the group that includes energy merchants such as Enron Corporation. Many in that group lost between 80% and 95% of their value, pulled down by association with Enron, the need to reduce their dependence on debt, and concerns about their manipulation of energy markets and their financial reports.

Generally, midcaps outperformed both small and large caps in 2002. Value stocks fell less than growth stocks at every capitalization level, largely because the price premium (higher P/E multiple) that investors

Average Annual Total Returns as of December 31, 2002
                                                        Since
Portfolio                       One Year  Five Years  Inception1
Large Capitalization Growth     -32.72%     -0.90%      4.90%
Large Capitalization Value      -14.86      -1.53       6.26
Small Capitalization Growth     -34.23      -7.59       2.66 (2.64)2
Small Capitalization Value       -9.85       3.14       9.16 (9.15)2
International Equity            -11.51      -4.11       3.91
International Bond               18.95       1.66       2.05 (2.00)2
Total Return Bond                 8.56       6.15       6.47 (6.45)2
Intermediate-Term Bond            7.48       5.94       6.13
Mortgage Backed Securities        7.05       5.73       6.16 (6.13)2

Note: The average annual total returns for the Target portfolios assume the imposition of the maximum Target annual advisory fee of 1.5% for stock portfolios and 1.0% for the bond portfolios for retail investors.

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 The inception date for all portfolios is 1/5/93, except for International Bond, which is 5/17/94.

2 Without waiver of fees and/or expense
subsidizations, the portfolios' average
annual total returns would have been lower, as indicated in parentheses.

are normally willing to pay for earnings growth shrank as investors became less confident about growth prospects.

International markets also declined
There was no significant sanctuary in foreign markets, where emerging markets in Eastern
Europe and Asia were the best equity investing environments. No developed market country had a positive return in local currency. The dollar declined 10% against the yen and 15% against the euro. The United Kingdom outperformed the rest of Europe, declining only 18% in U.S.
dollars. Stocks in Germany, whose economy (the world's third largest) was stagnating, fell by 34% (a huge 44% in euros). Japan's market, which had lost investor confidence long ago, began the year at 1986 levels, but fell another
11% in 2002.

Research analysts became more cautious
The positive trends in 2002 were primarily forward-looking. Although earnings reports and forecasts during the year were generally dismal, forecasts became

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more realistic as the year progressed. This may
have reflected greater critical pressure on analysts. Since they nonetheless are predicting earnings growth in 2003, this is a good sign.

Equity Outlook
Stocks may be cheaper than bonds
Many valuation models show the S&P 500 Index to be relatively inexpensive at year-end. This is not because share prices are particularly low, but because the yields on fixed income alternatives are lower. The earnings yield for the Index was 5.55% on 2003 forecast earnings, significantly higher than the 3.82% yield on 10-year Treasury bonds. Although the bond yield is at a 40-year low, it is not likely to rise significantly unless profit estimates also rise. However, the relationship between economic growth and profitability in 2003 is complicated.

There is some concern about deflation
Optimistic analysts focus on the consolidation and downsizing in many industries, which magnifies the impact on profits of any rise in demand. Pessimistic ones fear that the United
States will follow the deflationary path that Japan has been on since its bubble burst.
Whereas profit increases are masked in a rising price environment, profits are squeezed when deflation makes raising prices difficult.
Deflation also depresses economic activity because consumers delay purchases, waiting for prices to fall lower.

Prices can be forced down by unused production capacity or by falling demand. Industrial production remained weak in 2002, despite high consumer demand, because some of the demand was satisfied by increasingly cheap imports from Asia. Current capacity utilization is low, and additional production capacity is being built in low-cost developing countries. This is an issue to watch industry by industry.

Demand is expected to rise
On the demand side, observers have been
watching to see if domestic corporate spending would revive before consumer spending, which is threatened by

Performance Summary as of December 31, 2002

                                    12/31/02  12/31/01  12-Month1    No. of
Portfolio                             NAV        NAV   Total Return  Funds2
Large Capitalization Growth          $11.03    $16.15    -31.70%
Lipper Large-Cap Growth Fds. Avg.                        -28.63        661
--------------------------------------------------------------------------
Large Capitalization Value            10.49     12.45    -13.57
Lipper Multi-Cap Value Fds. Avg.                         -17.91        476
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Small Capitalization Growth            7.05     10.56    -33.24
Lipper Small-Cap Growth Fds. Avg.                        -29.72        440
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Small Capitalization Value            13.23     17.54      -8.48
Lipper Small-Cap Core Fds. Avg.                           -18.23       413
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International Equity                   9.07     10.10     -10.17
Lipper Equity International Fds. Avg.                     -16.67       808
--------------------------------------------------------------------------
International Bond                     8.83      7.46      20.14
Lipper International Income Fds. Avg.                      16.02        45
--------------------------------------------------------------------------
Total Return Bond                     10.73     10.42       9.65
Lipper Corp. Debt BBB-Rated Fds. Avg.                       7.35       162
--------------------------------------------------------------------------
Intermediate-Term Bond                10.50     10.23       8.56
Lipper Int. Inv.-Grade Debt Fds. Avg.                       8.14       380
--------------------------------------------------------------------------
Mortgage Backed Securities            10.70     10.44       8.13
Lipper U.S. Mortgage Fds. Avg.                              8.13        73
--------------------------------------------------------------------------
U.S. Government Money Market3          1.00      1.00       1.31
Lipper U.S. Govt Money Mkt. Fds. Avg.                       1.08       134
7-Day Current Yield  0.97

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1 Source: Prudential Investments
LLC, Lipper Inc., and Lehman Brothers. Target returns are in boldface type. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio, except the annual
Target advisory fee. For retail accounts, the maximum annual advisory fee is 1.5% of equity portfolio assets and 1.0% of bond portfolio assets. For retirement accounts, the maximum advisory fees are 1.25% and 1.35% of equity portfolio and bond portfolio assets respectively. The total returns in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. 2 Represents the number of funds in each Lipper category. 3 An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although this Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in this Portfolio.

The Lipper returns would be lower if they included the effect of sales charges or taxes.
Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index. Multi-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price/earnings, book value, asset value, or other factors. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index. Small-Cap Core funds have average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure. Equity International funds invest their assets in securities with primary trading markets outside the United States.
International Income funds invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Corporate Debt BBB-Rated funds invest primarily in corporate and government debt issues rated in the top four grades. Intermediate Investment-Grade Debt funds invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 5 to 10 years.
U.S. Mortgage funds invest primarily in
mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. U.S. Government
Money Market funds invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of less than 90 days. These money market funds intend to keep a constant net asset value (NAV).
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weak job growth, sagged. There are signs that
as companies assimilate technology that was purchased years ago and the technology ages, they are now finding upgrading more attractive.

In addition, two of the factors that depressed stock prices in 2002 may diminish in importance in 2003. One was concern about the integrity of financial reports and, to a lesser extent, analysts' commentaries. The other was geopolitical instability. Investors are reluctant to commit to equity purchases, and corporate leaders are reluctant to commit to capital projects when they are not confident the framework for profit growth will be stable.
The equity markets should be considerably more buoyant when investors believe there are no major unpleasant surprises ahead.

Other factors may hold back profits
Pension obligations are another factor to watch. During the stock market boom, many firms stopped funding their pension obligations because their portfolios' capital gains provided much of the needed growth. Some companies even reported pension fund gains in their earnings. Now, not only must annual accruals begin again, but portfolios must be augmented to replace capital losses from the bear market. Companies with large defined-benefit plans are most vulnerable.

The bottom line is that improvements in
corporate earnings will be affected by many factors in addition to economic growth, complicating stock selection.

How our portfolios performed
The return on the Large Capitalization Growth
Portfolio, subadvised by Columbus Circle
Investors (CCI) and Oak Associates, Ltd., was -
31.70% in 2002, trailing the average of its peers and the Russell 1000 Growth Index (-
27.88%). Growth stocks performed particularly poorly in 2002 because of the uncertainty about earnings growth.

The Portfolio's performance was primarily due to Oak's strong emphasis on the technology sector and, to a smaller extent, the healthcare and financial sectors. Oak's style is to focus on a limited number of industries that it expects to grow faster than average over three to five years. This style has tended in the past to underperform falling markets and outperform rising markets. It has been facing unfavorable conditions for an unusually long time. Oak attributes the continued stock-market decline to geopolitical uncertainty and accounting scandals. It expects its portfolio to benefit when investors' attention returns to financial factors.

The largest detractor in Oak's portfolio was Brocade Communications, which makes information network storage systems. Its shares suffered primarily because of concern that Cisco Systems would enter its market. Oak believes that growth in the market and Brocade's leading position continue to make it an attractive investment, but Oak is monitoring the situation. Oak's focus on the semiconductor industry, particularly its position in Atmel, was hurt by the slowdown in capital expenditures. Oak has adjusted its portfolio somewhat, adding a focus on software companies.

Conversely, CCI benefited from underweighting technology, although some of its worst performing positions were in that sector. It focused on stocks of a diverse group of companies that provided positive surprises with their reported results. For example, it had large positions in SLM Corporation, Bank
America, and The Procter & Gamble Company, all of which had double-digit gains. CCI avoided the very largest and most complicated growth companies, selling positions in Citigroup,
American International Group (AIG), and Johnson
& Johnson in anticipation of issues about the transparency of their financial reporting. This helped comparative performance, as did a substantial overweight in financials.

The return on the Large Capitalization Value
Portfolio, subadvised by Hotchkis and Wiley
Capital Management, LLC and J.P. Morgan
Investment Management, Inc., was -13.57% in
2002, outperforming the average of its peers by a sizable margin and the Russell 1000 Value
Index (-15.52%) by somewhat less. The Portfolio benefited from its position in Aetna, whose shares became more attractive because of its pricing strategy and beneficial trends in medical costs. The Portfolio also benefited from its position in Eastman Kodak, whose share price responded to its dramatic restructuring and cost-cutting efforts.

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Hotchkis and Wiley's selections drove the
Portfolio's performance. When many investors' fears of a prolonged recession depressed prices, Hotchkis and Wiley bought positions in consumer companies that are normally sensitive to the pace of economic growth. Many of these stocks recovered during 2002, particularly the Portfolio's holdings in the hotels, restaurants, and leisure industry (such as Mandalay Resort Group) and household durables industry (such as Fortune Brands). Hotchkis and
Wiley also held a strong selection of insurance stocks, including Principal Financial and
Allstate, but had relatively poor selection in technology.

Investors lost confidence in projections of future earnings in 2002. This created a poor environment for J.P. Morgan's dividend discount investment discipline, an approach that focuses on companies whose potential future dividends are not reflected in their current share price.
During this year, investors were unlikely to raise their expectations for future earnings.

Issues that frightened investors in 2002, particularly in the first half of the year, drove down the price of a few of the stocks that J.P. Morgan emphasized. For example, Tyco
International was initially hurt by earnings shortfalls, and then by accounting issues that were brought to light by its new management and auditing teams. Later in the year, a forensic audit (one specifically aimed at uncovering irregularities) found relatively little to change in Tyco's prior reports, and Tyco's shares began a gradual ascent. El Paso was hurt by the demise of the energy trading business after Enron's bankruptcy. Investors also feared
El Paso's potential liability due to
accusations that its electricity trading group manipulated markets and misreported transaction volumes. Late in the year, CIGNA announced a shortfall in the funding for its defined-benefit pension plan, making it a significant detractor from the Portfolio's return.

The return on the Small Capitalization Growth
Portfolio, subadvised by J.P. Morgan Fleming
Asset Management USA Inc. and Sawgrass Asset
Management LLC, was -33.24% in 2002,
underperforming the average of its peers and the Russell 2000 Growth Index (-30.26%). The magnitude of the Portfolio's loss was reflected in the performance of its benchmark. The
Russell 2000 Growth Index had the worst decline since its inception in 1979. Weak corporate earnings, corporate scandals, an anemic economic recovery, and the threat of war wreaked havoc on small-capitalization growth stocks during 2002.

The rationale underlying the design of the Target portfolios--pairing investment subadvisers with different strategies--paid off in this Portfolio in 2002. Sawgrass easily outperformed both the Portfolio's benchmark and J.P. Morgan Fleming in the first three quarters of the year. However, in the fourth quarter, which featured a market rebound, J.P. Morgan
Fleming led both the benchmark and its
Portfolio partner. This produced a more level return than either investment adviser had produced alone. Its performance over the full year was due to a few large detractors and generally poor performance by the Portfolio's technology and healthcare stocks.

J.P. Morgan Fleming's investments in media and publishing businesses, including Hollywood
Media, Primedia, and Penton Media, performed poorly because the revival in advertising spending that investors expected early in the year failed to materialize. Stocks of companies such as Wind River Systems and Riverstone
Networks that sell equipment to
telecommunication services providers also performed poorly because the telecommunications companies struggled with overcapacity and financial scandal. Investments in enterprise software stocks such as Kana Software and Witness Systems were hurt when corporations suspended capital spending plans in response to the sluggish economy. Biotechnology holdings such as Myriad Genetics, Abgenix, and Exelixis declined sharply, suffering from investors' increased aversion to the higher risks associated with these research-oriented companies.

Sawgrass's strategy emphasizes companies whose earnings are already rising, placing less weight on future growth. In the skeptical atmosphere of 2002, that approach paid off.
Sawgrass had particular success with HMOs, whose revenues are relatively insensitive to changes in the economy. It also focused on commercial education companies--Internet-based schooling or corporate universities. In a weakened economy, these firms often benefit because both
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unemployed people and corporations use freed-up
time to improve skills. Although Sawgrass underweighted technology stocks, its focus on Internet security companies contributed to return. It had less success with its selections in specialty retailers, specialized healthcare providers, and temporary staffing companies.

The Small Capitalization Value Portfolio was sub-advised by EARNEST Partners, LLC and Credit
Suisse Asset Management, LLC at the beginning of the year. In May, National City Investment
Management Company replaced Credit Suisse as a co-subadviser of the Portfolio. The return on the Portfolio was -8.48% in 2002, three percentage points above its benchmark, the Russell 2000 Value Index (-11.43%). The
Portfolio also outperformed the Lipper Small-
Cap Value Funds Average. However Lipper
transferred the Portfolio to the Lipper Small-
Cap Core Funds Average in midyear when it introduced new classification methods. Although the Portfolio's performance looks much stronger when compared with the small-cap core group, we believe that its appropriate comparison group continues to be small-cap value funds, particularly after the Portfolio's recent changes in subadvisers.

EARNEST Partners subadvised the Portfolio for the entire year, and its contribution was helped by the strong performance of several healthcare positions. EARNEST believes that certain stocks in the healthcare industry have good prospects because the population in many developed countries desires to maintain an active lifestyle as it grows older. Although
EARNEST's emphasis on the sector could have been damaging this year because small-cap value healthcare stocks fell even more than the market average, EARNEST's strong stock selection in the sector offset the impact. In fact, some individual holdings had significant gains--COVANCE, Pharmaceutical Product
Development, and Pediatrix reported positive financial results that sustained their share prices. EARNEST's stock selection in other sectors also helped its performance, including a position in Hovnanian Enterprises, a large home builder that benefited from low interest rates.

During the period when Credit Suisse was a sub-adviser, its focus on industrials and its good stock selection in that sector contributed to performance. National City fulfilled our expectation that its "good value, good news" investment style would complement EARNEST's more aggressive management. National City outperformed the benchmark in the third quarter of the year, but trailed the market and EARNEST when the market tone changed in the fourth quarter. Overall, its contribution came primarily from companies that announced strong quarterly financial results, including RARE
Hospitality, Hyperion Solutions, and Reebok
International. Fourth-quarter detractors included Phoenix Companies and Interstate
Bakeries.

The return on the International Equity
Portfolio, subadvised by Lazard Asset
Management, was -10.17% in 2002, outperforming the Lipper International Funds Average by six and a half percentage points and the benchmark
MSCI EAFE Index by almost as much. The strong performance was consistent throughout the year as the Portfolio matched or beat the Index in all four quarters. Although international stocks did not fall as much as the U.S. market, they nonetheless had a substantial decline for many of the same reasons that U.S. stocks fell.
However, the fall of the dollar against both the euro and the yen strengthened the returns on international stocks for U.S. investors. The
Portfolio had underweighted the technology sector compared with the EAFE Index, and selected its technology positions well, so it was not affected as much by the poor performance of the sector as the Index was.

The Portfolio's strongest performer was the Italian energy company ENI. It appealed to investors because it was leaving its non-core businesses, and also because it had a low share price compared to larger energy firms. The
Dutch telecommunications company KPN was a contributor to return because it reacted to overcapacity in the sector by aggressively cutting its capital spending and using its funds to reduce debt. However, similar reductions by other firms in the sector put stress on telecommunications equipment suppliers, including the Portfolio's position in Alcatel, which was sold.

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The Portfolio's position in Nissan rose.
Nissan's operating profits gained more than 80% in the second and third quarters of 2002 over the respective quarters of 2001. It is benefiting from changes made by a new president installed by its business partner Renault.

2002 Bond Market Review
U.S. bond markets trounce stocks for third consecutive year
Bonds triumphed in 2002 amid volatile financial markets. The investment-grade U.S. bond market-- comprised of U.S. Treasuries, federal agency securities, high-grade corporate bonds, mortgage-backed securities, and asset-backed securities--completed a triple play in 2002 by outperforming a beleaguered stock market for the third year in a row. Government bonds of other developed nations also scored solid gains in 2002, as did emerging markets bonds, buoyed by a late-year rally.

Because bond prices rise when interest rates fall, the investment-grade U.S. bond market rallied in 2002 as the Federal Reserve (the
Fed) was expected to resume cutting short-term rates to support a shaky economic recovery in the United States. The Fed eased monetary policy in November 2002, its 12th successive interest-rate reduction. In addition to the more accommodative monetary policy, a flight-to-quality trend lifted prices of some investment-grade U.S. bonds. News of accounting improprieties and fraud at WorldCom Inc., Adelphia Communications, and other companies battered an already weak stock market. Concern about the rout in stocks, the threat of war between the United States and Iraq, and North
Korea's nuclear brinkmanship led some investors to seek safe haven in Treasuries, and to a lesser extent, in federal agency securities and high-quality municipal bonds. Treasuries returned 11.79% in 2002.

The corporate governance scandals, bond
defaults, credit-rating downgrades, and
bankruptcies hurt U.S. corporate bonds.
However, hopes that economic conditions would continue to improve and boost corporate earnings lifted corporate bond prices late in the year. Thus, high-grade corporate bonds returned 10.5% in 2002, based on the Lehman
Brothers U.S. Credit Index. While "junk bonds"
(corporate bonds rated below investment grade) also rallied late in the year, they ended 2002 in negative territory with a -1.4% return on the Lehman Brothers U.S. Corporate High Yield
Index.

Government bonds of developed European nations also benefited from the flight to quality as well as short-term rate cuts enacted by the European Central Bank and the central banks of Sweden and Denmark. The 19.4% return of the Salomon Smith Barney World Government Bond
Index Unhedged (SSB WGBI) during 2002 reflects the solid performance of key government bond markets in Europe, Asia, North America, and
Australia, as well as the substantial gains some of their currencies made against the U.S.
dollar in 2002.

Emerging markets bonds endured a challenging year rocked by political and economic unrest in Venezuela, Argentina, and Brazil, among other developments. Nevertheless, the JP Morgan
Emerging Markets Bond Index Plus (EMBI+) returned 14.2% in 2002. Late in the year, investors bought Brazilian bonds encouraged by the reasonably smooth transition to President-elect Luiz Inacio Lula da Silva's administration and by the high level of Brazilian bond yields.
Russian bonds were another favorite, as Moody's
Investors Service and Standard & Poor's Ratings
Services upgraded the ratings of some Russian bonds in 2002.

Bond Market Outlook
Better economic environment expected in 2003
than in 2002
We believe that the global economic expansion will likely continue, with the United States leading the way, Europe lagging, and Japan remaining moribund. The Fed will likely err on the side of accommodative monetary policy, and a Republican administration should initiate stimulative fiscal policy. Improvement in corporate profitability will likely continue, ultimately showing some top-line growth despite low levels of inflation. Yet there are lingering concerns that temper an optimistic outlook. The consumer cannot hold up the U.S.
economy indefinitely. Eventually, industrial production and capital expenditures must pick up so that deeper cyclical industries can see sustainable improvement.

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Global interest rates expected to remain low
While nominal growth in gross domestic product during 2003 will likely exceed that of 2002, we do not expect it to generate sufficient inflation concerns to prompt major central banks to tighten monetary policy, at least in the first half of 2003. As the threat of inflation continues to recede, central banks should continue their shift from fighting inflation to managing stability. More stable economic growth and lower inflation will, in turn, lead to less volatile interest rates. We believe the most likely scenarios for the Fed in 2003 include staying on hold, cutting short-term rates again, or using its influence to drive long-term rates lower. The European Central
Bank will most likely reduce rates in 2003. Global interest rates, therefore, will likely remain low, with further declines possible on the longer end of the yield curve. The growing federal budget deficit and the corresponding rise in U.S. Treasury issuance pose risks to this scenario.

Corporate credit quality expected to improve
We believe the worst of the "corporate credit events" are over and corporate profitability will improve under the positive economic conditions. With even modest increases in profitability, corporate credit quality will continue to get better. As credit spreads tighten overall, their dispersion among the subsectors of the corporate bond market will also continue to narrow. Low Treasury rates and an improving corporate bill of health should lead to a less risk-averse market environment.

Geopolitical risks
There is probably some risk premium already built into the market for a confrontation in the Middle East. Actual engagement would likely fuel a flight to quality, further widening credit spreads between high- and low-quality assets. A quick, successful resolution of any conflict would surely ignite a rally that would return credit spreads to more reasonable historical norms.

Underweight high-quality bond sectors,
including U.S. Treasuries
Along with Treasuries, high-quality bonds performed very well in 2002. When returns were adjusted to take into account the different durations of the various bond market sectors, mortgage-backed securities and federal agency securities posted returns for 2002 that were substantially in excess of Treasuries. Because high-quality bonds have already rallied significantly, we believe that lower-quality bonds are more attractive now.

Investment-grade corporate bonds
Corporate bonds should perform much better in 2003 than in 2002 relative to Treasuries for the reasons mentioned earlier. There may be pockets of value in select issues in telecommunications, utilities, and healthcare, as well as in certain Enhanced Equipment Trust
Certificates of airlines.

High yield corporate bonds
The current market climate favors high yield bonds--improving fundamentals supported by strong investor demand for attractive yields.
Underlying credit quality has begun to improve for the first time in five years. Within the high yield sector, firms with improving levels of free cash flow and access to the financial markets may offer opportunities. Whereas companies' liquidity profiles were a major source of distress in 2002, improving market conditions in 2003 should mitigate this concern. Industries with stable to improving fundamentals, such as healthcare, media, gaming, and cable also look good. There may be a few opportunities in some of the more distressed sectors, such as utilities, telecom, and airlines, and among some of the recent "fallen angels," which are former investment-grade bonds downgraded to junk bond status.

Emerging markets bonds
This sector posted its fourth straight year of positive returns in 2002, aided by improving credit quality and the global reach for higher yields. The environment should remain positive, but like other sectors, the bonds of many emerging markets nations have seen their yield spreads tighten dramatically. Thus, country selection and timing of trades will be key drivers of returns.

Non-U.S. sovereign bonds
Good opportunities exist in several bond
markets outside the United States in 2003, such
as Canadian and  New Zealand bonds. Economic
growth in Europe is expected to be much lower
than in the United States, suggesting that
European bond yields could remain low, or even
decline, in 2003.
                          8

How our portfolios performed
The Total Return Bond Portfolio and
Intermediate-Term Bond Portfolio, both
subadvised by Pacific Investment Management
Company LLC (PIMCO), returned 9.65% and 8.56% respectively in 2002. Each beat the average of its peers, although the Total Return Bond
Portfolio's margin was significantly larger.
However, they slightly trailed their respective benchmarks, the Lehman Aggregate Index (10.25%) and the Lehman Government/Credit Intermediate
Index (9.84%).

Investors' risk appetites revived in the fourth quarter, calming financial market turmoil that had prompted a flight to safer assets, especially Treasuries, in the prior two quarters. PIMCO's performance benefited from its tactical shifts in structuring the Portfolios as the markets changed through the year. Moreover, PIMCO added to the Portfolios' returns by underweighting some of the securities that plunged in value during the period, although the primary detractor in both
Portfolios was issue selection among
investment-grade corporate bonds. Certain energy and airline securities were the largest absolute detractors among the Portfolios' corporate holdings.

Aside from Treasuries, the strongest performing bond sectors over the year included mortgage-backed securities, bonds of non-U.S. developed countries, and bonds of some emerging market countries. Both Portfolios benefited from emphases on these sectors. However, they contributed to performance at different times of the year. Strategies that misfired for much of 2002--such as increasing corporate holdings and maintaining Eurozone exposure, and a modest allocation to Brazil--turned strongly positive during the final quarter when global risk tolerance increased. For example, Brady bonds and international issues from Brazil, Mexico, Peru, and Panama performed strongly during the fourth quarter. The Portfolios' above-average duration enhanced returns as interest rates declined significantly throughout most of the year.

PIMCO expects to continue to emphasize issues from non-U.S. developed countries and to underweight corporate bonds, adding value by selecting issues with attractive yield premiums and solid credit fundamentals. Its interest-rate strategy is designed to protect the Portfolios from near-term deflation and longer-term inflationary risks.

The International Bond Portfolio, subadvised by
Fischer, Francis, Trees & Watts, Inc. (FFTW), returned 20.14% in 2002. It substantially outperformed the average of its peers, receiving a strong boost from its exposure to foreign currencies, but trailed the Salomon
Brothers Non-U.S. World Government Bond Index
(21.99%).

The year 2002 marked the end of a three-year rise of the U.S. dollar that had hurt the returns of unhedged international bond portfolios. Economic weakness was even more pronounced in the United States than in other industrialized nations, so other currencies rose against the dollar. The yen and euro appreciated 10% and 18% respectively. FFTW enhanced the impact of these gains by increasing exposure to non-U.S. currencies, primarily the yen, the euro, and the Swiss franc.

The economic environment continued to be a difficult one for most countries, pushing interest rates lower and leading to favorable returns for most sectors of the bond market.
Although the Portfolio was positioned to benefit from the lower interest rates that would accompany a protracted slowdown of the global economy, a sharp sell-off in European bonds in October offset any gains from the overall decline in European rates.

The Portfolio emphasized credit-sensitive sectors of the fixed income market, which did not perform as well as government bonds because many corporations faced declining profitability and uncertain revenue outlooks. Relative performance suffered as the prices of government bonds rose faster than those of credit-sensitive sectors. However, because the
Portfolio increased its allocation to credit-sensitive sectors during the year, it was able to benefit from their fourth-quarter rally.

The Mortgage Backed Securities Portfolio,
subadvised by Wellington Management Company,
LLP, returned 8.13% in 2002, in line with the
average of its peers and the Salomon Mortgage
Index (8.86%). The mortgage-backed market
performed well, in part because market participants
throughout the year
                           9
preferred the safety of government-guaranteed
AAA-rated mortgages to the greater risk of corporate bonds. This provided support for the mortgage sector despite the higher prepayment risk that accompanied lower Treasury yields in the last three quarters of the year.

Wellington's interest-rate strategies did not significantly affect the Portfolio's return relative to its benchmark, but it benefited from Wellington's emphases on seasoned mortgages (not new financing), Ginnie Maes
(which have explicit credit guarantees), commercial mortgages, and Fannie Mae bonds backed by loans on multifamily units.

The U.S. Government Money Market Portfolio, subadvised by Wellington Management Company,
LLP, returned 1.31% in 2002, outperforming its peer group by a substantial margin, given the extraordinarily low yields on money market instruments.

Interest rates declined and credit quality deteriorated during the year. Many of the issuers with the strongest credit opted out of this market in favor of issuing short-term bonds at historically low interest rates. Many issuers with weak credit were forced out of the market by the flight to quality. As a result, the amount of commercial paper on the market shrank by 8.1%. Wellington's strong performance in this difficult market was achieved by purchasing longer-term issues within its allowed range in order to lock in higher yields.

Looking Back
The performance of the different asset classes in 2002 suggests that some investors changed their asset allocations in response to the falling equity market (accelerating the fall in the process). Although both bond and stock prices fluctuate, stocks historically have been more volatile. They are, nonetheless, part of most asset allocation plans because their returns have been higher than those of bonds over the long term. The principles of finance indicate that there ought to be a trade-off across asset classes between volatility and long-term return. Your asset allocation should be appropriately diversified to help you reach your investment goals, taking into account the amount of time you have to reach them and your personal tolerance for risk.

Distracting market turbulence and world-changing international events can make it difficult to keep focused on your personal goals. We recommend that any changes to your investment strategy be based on sound financial principles rather than a reaction to market events. It can help to speak with a financial professional.

When markets decline, it is natural for
investors to wonder whether unsatisfactory returns are primarily due to the market conditions or to their portfolio managers. As a Target client, you have the comfort of knowing that we monitor the performance of the Target portfolios' subadvisers. All asset managers have periods of underperformance when short-term market conditions or happenstance reduce the effectiveness of their strategies. We monitor the subadvisers' personnel and processes, as well as their continuing performance record, to determine whether the people and practices that earned their record are still in place. We appreciate your confidence in us.

Sincerely,

David R. Odenath, Jr., President
The Target Portfolio Trust

Target's Shareholder Services

Target strives to demonstrate that top managers can make a difference, asset allocation can limit volatility, and quality services are worth paying for. So here's a sampling of the services you receive as a Target shareholder.
This short list should confirm that your choice to use Target was the right one for you and your family.

Consulting Services
  1. Professional guidance offered by a Financial Advisor.
  2. Questionnaire process that addresses your investment needs.
  3. Personalized investment policy statement (the Evaluation) that details your risk profile.
  4. Ninety recommended asset allocations and an unlimited number of customized allocations are available.
  5. Access is available to top investment advisers who manage Target portfolios.
  6. Monitoring helps ensure that investment advisers perform as expected over the long term.
  7. Adviser changes are made if long-term performance is poor.
  8. Free, unlimited allocation changes help you react to changing market conditions.
  9. Research services from Ibbotson Associates are used for allocation developing/implementing an appropriate asset allocation strategy.
 10. IRA analysis details your overall IRA allocation and suggests a new one, if appropriate.

Reporting Services
  1. Customized quarterly reports contain time-weighted and dollar-weighted returns.
  2. Detailed tax information includes gains, losses, and average cost per share.
  3. Quarterly market commentaries address stock, bond, and international markets.
  4. Quarterly adviser comments focus on each investment adviser's specific market expertise.
                                  11

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth
               Portfolio
               Portfolio of Investments
               December 31, 2002

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                LONG-TERM INVESTMENTS--97.1%
                Common Stocks
                Aerospace/Defense--1.6%
    67,000      Lockheed Martin Corp.........  $  3,869,250
                                               ------------
                Airlines--0.6%
   100,000      Southwest Airlines Co........     1,390,000
                                               ------------

                Apparel--0.8%
    56,000      Jones Apparel Group,
                  Inc.(a)....................     1,984,640
                                               ------------

                Automobiles & Parts--0.5%
    16,000      Johnson Controls, Inc........     1,282,720
                                               ------------

                Banks--7.2%
    74,500      Bank of America Corp.........     5,182,965
    97,000      Bank One Corp................     3,545,350
   468,150      MBNA Corp....................     8,904,213
                                               ------------
                                                 17,632,528
                                               ------------

                Business Services--0.5%
    38,000      Dun & Bradstreet Corp.
                  (The)(a)...................     1,310,620
                                               ------------

                Computer Software & Services--9.2%
   180,000      Advent Software, Inc.(a).....     2,453,400
   425,000      EMC Corp.(a).................     2,609,500
   258,000      Microsoft Corp.(a)...........    13,338,600
   252,500      VERITAS Software Corp.(a)....     3,944,050
                                               ------------
                                                 22,345,550
                                               ------------
                Computers & Business Equipment--11.0%
   340,000      Brocade Communications
                  Systems, Inc.(a)...........     1,407,600
 1,405,900      Cisco Systems, Inc.(a).......    18,417,290
   140,000      Dell Computer Corp.(a).......     3,743,600
    71,000      Hewlett-Packard Co...........     1,232,560
    25,500      International Business
                  Machines Corp..............     1,976,250
                                               ------------
                                                 26,777,300
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Cosmetics & Toiletries--2.0%
  65,000      Gillette Co..................  $  1,973,400
  33,000      Procter & Gamble Co..........     2,836,020
                                             ------------
                                                4,809,420
                                             ------------

              Diversified Manufacturing--0.8%
  26,500      Eaton Corp...................     2,069,915
                                             ------------

              Drugs & Health Care--15.2%
  36,400      Alcon, Inc.
                (Switzerland)(a)...........     1,435,980
  22,000      Allergan, Inc................     1,267,640
  70,000      Amgen, Inc.(a)...............     3,383,800
  37,000      Boston Scientific Corp.(a)...     1,573,240
  75,000      Cardinal Health, Inc.........     4,439,250
  20,500      Eli Lilly & Co...............     1,301,750
  21,000      Forest Laboratories,
                Inc.(a)....................     2,062,620
  37,000      Gilead Sciences, Inc.(a).....     1,258,000
  64,000      HCA, Inc.....................     2,656,000
 200,700      Medtronic, Inc...............     9,151,920
 276,800      Pfizer, Inc..................     8,461,776
                                             ------------
                                               36,991,976
                                             ------------

              Education--0.4%
  22,000      Apollo Group, Inc. (Class
                A)(a)......................       968,000
                                             ------------

              Electronic Components--4.0%
 620,000      Applied Materials, Inc.(a)...     8,078,600
 700,200      Atmel Corp.(a)...............     1,561,446
                                             ------------
                                                9,640,046
                                             ------------

              Financial Services--7.8%
  78,000      Capital One Financial
                Corp.......................     2,318,160
 216,500      Citigroup, Inc...............     7,618,635
 154,400      Morgan Stanley Dean Witter &
                Co.........................     6,163,648
  27,500      SLM Corp.....................     2,856,150
                                             ------------
                                               18,956,593
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       12

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Food & Beverages--2.8%
    49,500      Anheuser-Busch Cos., Inc.....  $  2,395,800
    63,500      ConAgra Foods, Inc...........     1,588,135
    29,500      General Mills, Inc...........     1,385,025
    63,300      Sara Lee Corp................     1,424,883
                                               ------------
                                                  6,793,843
                                               ------------

                Household Appliances &
                  Home Furnishings--0.8%
    61,300      Newell Rubbermaid, Inc.......     1,859,229
                                               ------------

                Insurance--5.7%
    54,000      Aetna, Inc...................     2,220,480
    58,000      Allstate Corp. (The).........     2,145,420
   126,000      American International Group,
                  Inc........................     7,289,100
    82,500      Willis Group Holdings Ltd.
                  (Bermuda)(a)...............     2,365,275
                                               ------------
                                                 14,020,275
                                               ------------

                Internet--1.5%
   141,000      Amazon.com, Inc.(a)..........     2,663,490
   163,300      Juniper Networks, Inc.(a)....     1,110,440
                                               ------------
                                                  3,773,930
                                               ------------
                Machinery--0.8%
    41,500      Deere & Co...................     1,902,775
                                               ------------
                Media--1.1%
    53,849      Comcast Corp. (Class A)(a)...     1,269,221
    50,500      Fox Entertainment Group, Inc.
                  (Class A)(a)...............     1,309,465
                                               ------------
                                                  2,578,686
                                               ------------

                Oil Field/Equipment & Services--1.6%
    31,500      Apache Corp..................     1,795,185
    63,000      BJ Services Co.(a)...........     2,035,530
                                               ------------
                                                  3,830,715
                                               ------------

                Paper--1.2%
    82,500      International Paper Co.......     2,885,025
                                               ------------
                Retail Trade--4.3%
    50,000      CVS Corp.....................     1,248,500
   120,000      Gap, Inc. (The)..............     1,862,400
    93,000      Limited Brands...............     1,295,490

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

 193,000      Staples, Inc.(a).............  $  3,531,900
  50,000      Wal-Mart Stores, Inc.........     2,525,500
                                             ------------
                                               10,463,790
                                             ------------

              Semiconductors & Equipment--12.4%
 134,000      Intel Corp...................     2,086,380
 325,000      Linear Technology Corp.......     8,359,000
 320,000      Maxim Integrated Products,
                Inc........................    10,572,800
 453,000      Xilinx, Inc.(a)..............     9,331,800
                                             ------------
                                               30,349,980
                                             ------------

              Telecommunication--2.0%
  48,500      AT&T Corp....................     1,266,335
 260,000      AT&T Wireless Services,
                Inc.(a)....................     1,469,000
 145,000      Nokia Oyj ADR (Finland)......     2,247,500
                                             ------------
                                                4,982,835
                                             ------------

              Transportation--1.3%
  24,000      FedEx Corp...................     1,301,280
  33,000      Union Pacific Corp...........     1,975,710
                                             ------------
                                                3,276,990
                                             ------------
              Total long-term investments
                (cost $223,766,298)........   236,746,631
                                             ------------

              SHORT-TERM INVESTMENT--3.3%
Principal
 Amount
 (000)        Repurchase Agreement
--------
$  7,989      State Street Bank & Trust
                Co.,
              0.15%, dated 12/31/02, due
                1/2/03 in the amount of
                $7,989,066 (cost
                $7,989,000; collateralized
                by $7,240,000 U.S. Treasury
                Bonds, 7.875%, 11/15/04;
                value of collateral
                including accrued interest
                was $8,155,230)............     7,989,000
                                             ------------
              Total Investments--100.4%
              (cost $231,755,298; Note
                5).........................   244,735,631
              Liabilities in excess of
                other  assets--(0.4%)......      (987,933)
                                             ------------
              Net Assets--100%.............  $243,747,698
                                             ------------
                                             ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       13

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio
               Portfolio of Investments
               December 31, 2002

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

                LONG-TERM INVESTMENTS--98.3%

                Common Stocks

                Aerospace/Defense--1.3%
    10,600      Boeing Co....................  $    349,694
     3,300      General Dynamics Corp........       261,921
    18,100      Honeywell International,
                  Inc........................       434,400
     9,300      Lockheed Martin Corp.........       537,075
     4,200      Northrop Grumman Corp........       407,400
    15,000      United Technologies Corp.....       929,100
                                               ------------
                                                  2,919,590
                                               ------------

                Aluminum--1.8%
   179,976      Alcoa, Inc...................     4,099,853
                                               ------------

                Apparel--0.3%
    13,300      Jones Apparel Group,
                  Inc.(a)....................       471,352
     5,300      Nike, Inc. (Class B).........       235,691
                                               ------------
                                                    707,043
                                               ------------

                Automobiles--1.3%
   231,619      Ford Motor Co................     2,154,057
    18,900      General Motors Corp..........       696,654
       500      Harley-Davidson, Inc.........        23,100
     2,300      PACCAR, Inc..................       106,099
                                               ------------
                                                  2,979,910
                                               ------------

                Automotive Parts--0.7%
   167,062      Delphi Corp..................     1,344,849
     6,800      Lear Corp.(a)................       226,304
                                               ------------
                                                  1,571,153
                                               ------------

                Banks--7.1%
    14,700      AmSouth Bancorporation.......       282,240
    22,300      Bank of America Corp.........     1,551,411
    45,000      Bank One Corp................     1,644,750
    12,900      Banknorth Group, Inc.........       291,540
     1,200      City National Corp...........        52,788
     2,200      Comerica, Inc................        95,128
     4,900      Compass Bancshares, Inc......       153,223

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

   2,500      Cullen/Frost Bankers, Inc....  $     81,750
     400      First Tennessee National
                Corp.......................        14,376
   3,300      FirstMerit Corp..............        71,478
  49,000      FleetBoston Financial
                Corp.......................     1,190,700
   1,800      Golden West Financial
                Corp.......................       129,258
  16,200      GreenPoint Financial Corp....       731,916
  13,500      Hibernia Corp. (Class A).....       260,010
  80,300      KeyCorp......................     2,018,742
  10,200      Marshall & Ilsley Corp.......       279,276
  20,100      Mellon Financial Corp........       524,811
   4,200      North Fork Bancorporation,
                Inc........................       141,708
   2,500      Northern Trust Corp..........        87,625
  18,200      PNC Financial Services
                Group......................       762,580
  11,500      SouthTrust Corp..............       285,775
  13,900      SunTrust Banks, Inc..........       791,188
   4,300      TCF Financial Corp...........       187,867
  85,800      U.S. Bancorp.................     1,820,676
  32,400      UnionBanCal Corp.............     1,272,348
  17,300      Wachovia Corp................       630,412
  17,900      Wells Fargo & Co.............       838,973
   2,400      Wilmington Trust Corp........        76,032
                                             ------------
                                               16,268,581
                                             ------------

              Building & Construction--1.0%
     300      American Standard Companies,
                Inc.(a)....................        21,342
  37,000      Lennar Corp..................     1,909,200
  14,400      Masco Corp...................       303,120
                                             ------------
                                                2,233,662
                                             ------------

              Business Services--1.2%
   2,000      Automatic Data Processing,
                Inc........................        78,500
   1,700      BearingPoint, Inc.(a)........        11,730
 244,700      Cendant Corp.(a).............     2,564,456
                                             ------------
                                                2,654,686
                                             ------------

              Cable TV--0.6%
  55,100      Comcast Corp. (Class A)(a)...     1,273,815
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       14

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Chemicals--2.5%
    10,600      Air Products & Chemicals,
                  Inc........................  $    453,150
   101,071      Dow Chemical Co..............     3,001,809
     8,600      E.I. du Pont de Nemours &
                  Co.........................       364,640
     6,900      Eastman Chemical Co..........       253,713
     6,100      Lyondell Chemical Co.........        77,104
    15,100      Monsanto Co..................       290,675
     4,700      NOVA Chemicals Corp..........        86,010
    14,400      PPG Industries, Inc..........       722,160
     5,700      Praxair, Inc.................       329,289
     5,500      Rohm & Haas Co...............       178,640
                                               ------------
                                                  5,757,190
                                               ------------

                Computer Software & Services--1.0%
   126,700      Electronic Data Systems
                  Corp.......................     2,335,081
                                               ------------

                Computers & Business Equipment--2.4%
    19,700      Cisco Systems, Inc.(a).......       258,070
       300      eBay, Inc.(a)................        20,346
   525,100      Gateway, Inc.(a).............     1,648,814
    90,600      Hewlett-Packard Co...........     1,572,816
    22,600      International Business
                  Machines Corp..............     1,751,500
    13,600      NCR Corp.(a).................       322,864
                                               ------------
                                                  5,574,410
                                               ------------

                Conglomerates--2.9%
     1,900      ITT Industries, Inc..........       115,311
   380,500      Tyco International Ltd.......     6,498,940
                                               ------------
                                                  6,614,251
                                               ------------
                Consumer Products--3.4%
   113,600      Eastman Kodak Co.............     3,980,544
    46,000      Fortune Brands, Inc..........     2,139,460
     1,500      Newell Rubbermaid, Inc.......        45,495
    19,000      Procter & Gamble Co..........     1,632,860
                                               ------------
                                                  7,798,359
                                               ------------

                Cosmetics & Toiletries--0.4%
       100      Colgate-Palmolive Co.........         5,243
    21,900      Gillette Co..................       664,884
     4,600      Kimberly-Clark Corp..........       218,362
                                               ------------
                                                    888,489
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Diversified Manufacturing--0.1%
   2,000      3M Co........................  $    246,600
   1,900      SPX Corp.(a).................        71,155
                                             ------------
                                                  317,755
                                             ------------

              Domestic Oil--0.3%
  14,800      Anadarko Petroleum Corp......       708,920
                                             ------------

              Drugs & Health Care--2.9%
   7,900      Abbott Laboratories..........       316,000
   3,200      Amgen, Inc.(a)...............       154,688
  73,400      Bausch & Lomb, Inc...........     2,642,400
     500      Baxter International, Inc....        14,000
  13,700      Becton Dickinson & Co........       420,453
  34,200      Bristol-Myers Squibb Co......       791,730
   8,300      CIGNA Corp...................       341,296
     400      Eli Lilly & Co...............        25,400
     700      Forest Laboratories,
                Inc.(a)....................        68,754
   4,700      HCA, Inc.....................       195,050
   9,600      Human Genome Sciences,
                Inc.(a)....................        84,576
     600      McKesson Corp................        16,218
   6,600      MedImmune, Inc.(a)...........       179,322
  11,500      Merck & Co., Inc.............       651,015
   3,900      Pharmacia Corp...............       163,020
  16,600      Schering-Plough Corp.........       368,520
     600      St. Jude Medical, Inc.(a)....        23,832
   1,700      Tenet Healthcare Corp.(a)....        27,880
   2,400      Vertex Pharmaceuticals,
                Inc.(a)....................        38,040
   3,200      Watson Pharmaceuticals,
                Inc.(a)....................        90,464
   1,300      Wellpoint Health Networks,
                Inc.(a)....................        92,508
                                             ------------
                                                6,705,166
                                             ------------

              Electric Utilities--7.2%
   6,400      Ameren Corp..................       266,048
  43,420      American Electric Power Co.,
                Inc........................     1,186,668
   5,900      Calpine Corp.(a).............        19,234
  19,900      CenterPoint Energy, Inc......       169,150
  16,200      Cinergy Corp.................       546,264
   8,400      Consolidated Edison, Inc.....       359,688
  12,000      Constellation Energy Group,
                Inc........................       333,840
  11,400      Dominion Resources, Inc......       625,860
  72,000      DTE Energy Co................     3,340,800
  24,500      Edison International(a)......       290,325

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       15

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2002

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Electric Utilities (cont'd.)
    28,800      Entergy Corp.................  $  1,312,992
    36,200      Exelon Corp..................     1,910,274
    28,296      FirstEnergy Corp.............       932,919
     7,800      General Electric Co..........       189,930
       400      NiSource, Inc................         8,000
    33,800      OGE Energy Corp..............       594,880
     9,000      Pepco Holdings, Inc..........       174,510
    31,600      PG&E Corp.(a)................       439,240
    15,400      Pinnacle West Capital
                  Corp.......................       524,986
    21,535      PPL Corp.....................       746,834
    39,200      Public Service Enterprise
                  Group, Inc.................     1,258,320
         1      SCANA Corp...................            31
    45,732      TXU Corp.....................       854,274
    31,500      Xcel Energy, Inc.............       346,500
                                               ------------
                                                 16,431,567
                                               ------------

                Electrical Equipment--0.5%
     3,000      Cooper Industries Ltd. (Class
                  A).........................       109,350
     9,600      Emerson Electric Co..........       488,160
     2,700      Johnson Controls, Inc........       216,459
     8,800      Rockwell Automation, Inc.....       182,248
     3,400      W.W. Grainger, Inc...........       175,270
                                               ------------
                                                  1,171,487
                                               ------------

                Exchange Traded Funds--0.1%
     5,760      iShares Russell 1000 Value
                  Index Fund.................       265,248
                                               ------------

                Electronics--0.5%
     2,300      Agilent Technologies,
                  Inc.(a)....................        41,308
    17,400      Altera Corp.(a)..............       214,542
       200      Intersil Corp.(Class A)(a)...         2,788
    43,200      Motorola, Inc................       373,680
     9,100      Progress Energy, Inc.........       394,485
     2,200      QLogic Corp.(a)..............        75,922
     5,000      Xilinx, Inc.(a)..............       103,000
                                               ------------
                                                  1,205,725
                                               ------------
                Financial Services--9.3%
     6,100      A.G. Edwards, Inc............       201,056
     2,900      American Express Co..........       102,515
     1,200      AmeriCredit Corp.(a).........         9,288
    14,700      Capital One Financial
                  Corp.......................       436,884

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  37,061      Charles Schwab Corp. (The)...  $    402,112
 202,200      CIT Group, Inc.(a)...........     3,963,120
 129,200      Citigroup, Inc...............     4,546,548
  22,300      Countrywide Credit
                Industries, Inc............     1,151,795
  29,700      E*Trade Group, Inc.(a).......       144,342
   7,700      Freddie Mac..................       454,685
   3,900      Goldman Sachs Group, Inc.
                (The)......................       265,590
  11,500      Household International,
                Inc........................       319,815
  11,400      MBIA, Inc....................       500,004
  18,000      Merrill Lynch & Co., Inc.....       683,100
  27,400      Morgan Stanley Dean Witter &
                Co.........................     1,093,808
 132,800      Principal Financial Group,
                Inc. (The).................     4,001,264
   1,700      Waddell & Reed Financial,
                Inc. (Class A).............        33,439
  90,500      Washington Mutual, Inc.......     3,124,965
                                             ------------
                                               21,434,330
                                             ------------

              Food & Beverages--1.4%
  14,400      Archer-Daniels-Midland Co....       178,560
  18,300      Coca-Cola Co.................       801,906
   3,037      Del Monte Foods Co.(a).......        23,384
   6,400      H.J. Heinz Co................       210,368
     200      Hershey Foods Corp...........        13,488
   8,300      Kellogg Co...................       284,441
  18,100      Kraft Foods, Inc.............       704,633
  48,300      Sara Lee Corp................     1,087,233
                                             ------------
                                                3,304,013
                                             ------------

              Forest Products--1.3%
   9,400      Georgia-Pacific Corp.........       151,904
  25,585      Plum Creek Timber Co., Inc...       603,806
  46,020      Weyerhaeuser Co..............     2,264,644
                                             ------------
                                                3,020,354
                                             ------------

              Gas & Pipeline Utilities--0.1%
  19,200      El Paso Corp.................       133,632
   3,200      Valero Energy Corp...........       118,208
                                             ------------
                                                  251,840
                                             ------------

              Hotels & Restaurants--3.5%
  12,500      Carnival Corp................       311,875
   4,800      Harrah's Entertainment,
                Inc.(a)....................       190,080

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       16

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Hotels & Restaurants (cont'd.)
    72,600      Mandalay Resort Group(a).....  $  2,222,286
     2,900      Marriott International, Inc..        95,323
    12,600      McDonald's Corp..............       202,608
   109,800      Park Place Entertainment
                  Corp.(a)...................       922,320
     2,200      Wendy's International, Inc...        59,554
   168,200      Yum! Brands, Inc.(a).........     4,073,804
                                               ------------
                                                  8,077,850
                                               ------------

                Household Appliances & Home Furnishings
     2,500      Black & Decker Corp..........       107,225
                                               ------------

                Industrial Machinery--0.5%
     6,400      Caterpillar, Inc.............       292,608
       500      Danaher Corp.................        32,850
     5,400      Deere & Co...................       247,590
       200      Dover Corp...................         5,832
     3,700      Eaton Corp...................       289,007
     7,400      Ingersoll-Rand Co............       318,644
                                               ------------
                                                  1,186,531
                                               ------------
                Insurance--11.2%
   108,400      Aetna, Inc...................     4,457,408
    70,300      Allmerica Financial
                  Corp.(a)...................       710,030
   135,100      Allstate Corp. (The).........     4,997,349
     8,500      Ambac Financial Group,
                  Inc........................       478,040
    20,400      American International Group,
                  Inc........................     1,180,140
    15,900      Aon Corp.....................       300,351
       200      Chubb Corp. (The)............        10,440
     4,600      Hartford Financial Services
                  Group, Inc. (The)..........       208,978
     5,800      Jefferson-Pilot Corp.........       221,038
     4,000      John Hancock Financial
                  Services, Inc..............       111,600
    12,400      Lincoln National Corp........       391,592
   244,870      Metlife, Inc.................     6,621,285
     7,300      Protective Life Corp.........       200,896
     2,700      SAFECO Corp..................        93,609
   114,500      St. Paul Cos., Inc...........     3,898,725
    10,000      Torchmark Corp...............       365,300
    66,500      Travelers Property Casualty
                  Corp. (Class A)(a).........       974,225
    11,600      Travelers Property Casualty
                  Corp. (Class B)(a).........       169,940
    14,100      UnumProvident Corp...........       247,314
                                               ------------
                                                 25,638,260
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              International Oil--4.1%
  28,700      ChevronTexaco Corp...........  $  1,907,976
 153,600      Exxon Mobil Corp.............     5,366,784
  75,200      Occidental Petroleum Corp....     2,139,440
                                             ------------
                                                9,414,200
                                             ------------

              Media--2.1%
  48,900      AOL Time Warner, Inc.(a).....       640,590
   1,400      Clear Channel Communications,
                Inc.(a)....................        52,206
   6,900      Cox Communications, Inc.
                (Class A)(a)...............       195,960
   4,100      Fox Entertainment Group, Inc.
                (Class A)(a)...............       106,313
   8,700      Gannett Co., Inc.............       624,660
   1,300      Knight-Ridder, Inc...........        82,225
  73,700      Liberty Media Corp. (Class
                A)(a)......................       658,878
     400      McGraw-Hill Companies, Inc.
                (The)......................        24,176
  12,100      Tribune Co...................       550,066
  30,400      Viacom, Inc.(a)..............     1,239,104
  44,400      Walt Disney Co. (The)........       724,164
                                             ------------
                                                4,898,342
                                             ------------

              Metals--0.1%
   9,300      United States Steel Corp.....       122,016
                                             ------------

              Mining--0.3%
  25,900      Alcan, Inc...................       764,568
                                             ------------

              Networking Products
   2,100      Juniper Networks, Inc.(a)....        14,280
                                             ------------

              Office Equipment & Supplies
   2,500      Pitney Bowes, Inc............        81,650
                                             ------------

              Oil Field/Equipment & Services--2.5%
     300      Apache Corp..................        17,097
  33,500      ConocoPhillips...............     1,621,065
   4,800      Cooper Cameron Corp.(a)......       239,136
  10,400      Devon Energy Corp............       477,360
     300      Diamond Offshore Drilling,
                Inc........................         6,555
     500      ENSCO International, Inc.....        14,725
   8,800      Rowan Companies, Inc.(a).....       199,760

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       17

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2002

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Oil Field/Equipment & Services (cont'd.)
    44,228      Sunoco, Inc..................  $  1,467,485
    37,100      Teekay Shipping Corp.........     1,509,970
     4,100      Transocean, Inc..............        95,120
                                               ------------
                                                  5,648,273
                                               ------------

                Paper--1.0%
     4,000      Bowater, Inc.................       167,800
    48,514      International Paper Co.......     1,696,535
    15,200      Smurfit-Stone Container
                  Corp.(a)...................       233,943
     6,500      Temple-Inland, Inc...........       291,265
                                               ------------
                                                  2,389,543
                                               ------------

                Pollution Control--2.0%
   197,400      Waste Management, Inc........     4,524,408
                                               ------------
                Railroads & Equipment--0.4%
    11,100      Burlington Northern Santa Fe
                  Corp.......................       288,711
     5,700      CSX Corp.....................       161,367
     7,400      Norfolk Southern Corp........       147,926
     6,300      Union Pacific Corp...........       377,181
                                               ------------
                                                    975,185
                                               ------------
                Real Estate Investment Trust--1.0%
     4,200      AMB Property Corp............       114,912
     2,100      Apartment Investment &
                  Management Co..............        78,708
     8,700      Archstone-Smith Trust........       204,798
     3,300      Arden Realty, Inc............        73,095
     2,100      Camden Property Trust........        69,300
     3,100      CarrAmerica Realty Corp......        77,655
     1,600      Chelsea Property Group, Inc..        53,296
     5,000      Crescent Real Estate Equities
                  Co.........................        83,200
     3,600      Developers Diversified
                  Reality Corp...............        79,164
       900      Equity Office Properties
                  Trust......................        22,482
     3,900      General Growth Properties,
                  Inc........................       202,800
     2,500      Highwoods Properties, Inc....        55,250
     4,300      Kimco Realty Corp............       131,752
     8,900      Prologis Trust...............       223,835
     4,100      Rouse Co. (The)..............       129,970

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  10,100      Simon Property Group, Inc....  $    344,107
   5,900      United Dominion Realty Trust,
                Inc........................        96,524
   4,200      Vornado Realty Trust.........       156,240
                                             ------------
                                                2,197,088
                                             ------------

              Retailing--5.8%
  13,800      Abercrombie & Fitch Co.(a)...       282,348
  24,600      CVS Corp.....................       614,262
  11,600      Federated Department Stores,
                Inc.(a)....................       333,616
   9,500      Home Depot, Inc. (The).......       227,620
 148,700      J.C. Penney Co., Inc.........     3,421,587
   3,500      Kohl's Corp.(a)..............       195,825
     900      Lowe's Cos., Inc.............        33,750
  87,500      May Department Stores Co.
                (The)......................     2,010,750
   2,700      Pier 1 Imports, Inc..........        51,111
 249,700      Sears, Roebuck & Co..........     5,980,315
   4,200      Target Corp..................       126,000
     800      TJX Cos., Inc. (The).........        15,616
                                             ------------
                                               13,292,800
                                             ------------

              Semiconductors & Equipment
     200      Linear Technology Corp.......         5,144
     300      Maxim Integrated Products,
                Inc........................         9,912
   3,400      Micron Technology, Inc.(a)...        33,116
                                             ------------
                                                   48,172
                                             ------------

              Software--2.6%
 413,000      Computer Associates
                International, Inc.........     5,575,500
   3,500      Electronic Arts, Inc.(a).....       174,195
   4,000      Microsoft Corp.(a)...........       206,800
                                             ------------
                                                5,956,495
                                             ------------

              Supplier & Networking Equipment--0.4%
   1,300      Corning, Inc.(a).............         4,303
 115,200      Lucent Technologies,
                Inc.(a)....................       145,152
 102,000      Tellabs, Inc.(a).............       741,540
                                             ------------
                                                  890,995
                                             ------------

              Telecommunication--5.8%
  44,000      ALLTEL Corp..................     2,244,000
  37,280      AT&T Corp....................       973,381
  52,800      AT&T Wireless Services,
                Inc.(a)....................       298,320

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       18

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Telecommunication (cont'd.)
    40,800      BellSouth Corp...............  $  1,055,496
    11,700      General Motors Corp. (Class
                  H)(a)......................       125,190
    11,000      Qwest Communications
                  International, Inc.........        55,000
   127,792      SBC Communications, Inc......     3,464,441
    82,620      Sprint Corp. (FON Group).....     1,196,337
    22,500      Sprint Corp. (PCS
                  Group)(a)..................        98,550
   101,760      Verizon Communications, Inc..     3,943,200
                                               ------------
                                                 13,453,915
                                               ------------

                Tobacco--3.0%
   172,200      Altria Group, Inc............     6,979,266
                                               ------------

                Toys & Amusements--0.2%
    10,300      Hasbro, Inc..................       118,965
    11,400      Mattel, Inc..................       218,310
                                               ------------
                                                    337,275
                                               ------------

                Trucking & Freight Forwarding--0.2%
     6,600      FedEx Corp...................       357,852
                                               ------------
                Total long-term investments
                  (cost $233,121,378)........   225,848,667
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              SHORT-TERM INVESTMENTS--2.2%

              Mutual Funds
        33    Seven Seas Money Market Fund.  $         33
 4,963,150    Seven Seas U.S. Government
                Money  Market Fund.........     4,963,150
                                             ------------
              Total short-term investments
                (cost $4,963,183)..........     4,963,183
                                             ------------
              Total Investments--100.5%
              (cost $238,084,561; Note 5)..   230,811,850
              Liabilities in excess of
                other assets--(0.5%).......    (1,185,871)
                                             ------------
              Net Assets--100%.............  $229,625,979
                                             ------------
                                             ------------

---------------
(a) Non-income producing security.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       19

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio
               Portfolio of Investments
               December 31, 2002

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                LONG-TERM INVESTMENTS--97.0%

                Common Stocks
                Airlines--0.3%
    28,750      Atlantic Coast Airlines
                  Holdings, Inc.(a)..........  $    345,863
                                               ------------

                Apparel--0.9%
    39,700      K-Swiss, Inc. (Class A
                  shares)....................       861,887
                                               ------------
                Banks--4.2%
    18,054      CVB Financial Corp...........       459,113
     6,900      Dime Community Bancshares....       132,135
    13,800      East West Bancorp, Inc.......       497,904
    32,000      Seacoast Financial Services
                  Corp.......................       640,352
    32,725      Texas Regional Bancshares,
                  Inc. (Class A shares)......     1,163,079
    30,800      UCBH Holdings, Inc...........     1,307,460
                                               ------------
                                                  4,200,043
                                               ------------
                Building & Construction--0.5%
    15,700      Hovnanian Enterprises, Inc.
                  (Class A shares)(a)........       497,690
                                               ------------

                Business Services--6.5%
    35,676      ChoicePoint, Inc.(a).........     1,408,845
    42,835      CSG Systems International,
                  Inc.(a)....................       584,698
    24,700      Fair, Isaac & Co., Inc.......     1,054,690
    31,150      FTI Consulting, Inc.(a)......     1,250,673
    62,500      Kroll, Inc.(a)...............     1,192,500
   106,901      Pegasus Solutions, Inc.(a)...     1,072,217
                                               ------------
                                                  6,563,623
                                               ------------

                Commercial Services--1.8%
    25,010      Iron Mountain, Inc.(a).......       825,580
    67,550      PRG-Schultz International,
                  Inc.(a)....................       601,195
    41,340      Vicor Corp.(a)...............       341,096
                                               ------------
                                                  1,767,871
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Computer Services--1.5%
  15,000      Cognizant Technology
                Solutions Corp.(a).........  $  1,083,450
  26,350      Fidelity National Information
                Solutions, Inc.(a).........       454,538
                                             ------------
                                                1,537,988
                                             ------------

              Computers & Business Equipment--1.7%
  24,900      Mercury Computer Systems,
                Inc.(a)....................       759,948
  48,100      SanDisk Corp.(a).............       976,430
                                             ------------
                                                1,736,378
                                             ------------

              Cosmetics & Toiletries--0.8%
  36,800      Chattem, Inc.(a).............       756,240
                                             ------------

              Distribution/Wholesale--2.9%
  63,055      Daisytek International
                Corp.(a)...................       500,026
  33,400      Performance Food Group
                Co.(a).....................     1,134,230
  11,500      ScanSource, Inc.(a)..........       566,950
  28,610      Tech Data Corp.(a)...........       771,326
                                             ------------
                                                2,972,532
                                             ------------

              Drugs & Health Care--20.9%
  47,670      Abgenix, Inc.(a).............       351,328
  38,700      Accredo Health, Inc.(a)......     1,364,175
  64,800      American Pharmaceutical
                Partners, Inc.(a)..........     1,153,440
  26,300      AMERIGROUP Corp.(a)..........       797,153
  40,000      Biosite, Inc.(a).............     1,360,800
  18,300      Centene Corp.(a).............       614,697
  30,800      Charles River Laboratories
                International, Inc.(a).....     1,185,184
  21,800      CIMA Labs, Inc.(a)...........       527,364
  67,850      Covance, Inc.(a).............     1,668,431
   9,100      Coventry Health Care,
                Inc.(a)....................       264,173
  17,180      Enzon Pharmaceuticals,
                Inc.(a)....................       287,250
  31,000      Eon Labs, Inc.(a)............       586,210
  32,000      IDEXX Laboratories,
                Inc.(a)....................     1,051,200
  37,500      Immucor, Inc.(a).............       759,375
  17,350      InterMune, Inc.(a)...........       442,598

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       20

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Drugs & Health Care (cont'd.)
    90,700      MedCath Corp.(a).............  $    907,000
    36,860      Myriad Genetics, Inc.(a).....       538,156
    65,700      NBTY, Inc.(a)................     1,155,006
    30,800      NDCHealth Corp...............       612,920
    19,500      Odyssey Healthcare,
                  Inc.(a)....................       676,650
    30,500      Pediatrix Medical Group,
                  Inc.(a)....................     1,221,830
    37,000      Pharmaceutical Product
                  Development, Inc.(a).......     1,082,990
    35,150      Priority Healthcare
                  Corp.(a)...................       815,480
    48,675      Province Healthcare Co.(a)...       473,608
    20,500      Transkaryotic Therapies,
                  Inc.(a)....................       202,950
    34,800      United Surgical Partners
                  International, Inc.(a).....       543,611
    26,915      Vertex Pharmaceuticals,
                  Inc.(a)....................       426,603
                                               ------------
                                                 21,070,182
                                               ------------

                Educational Services--1.8%
    22,400      Corinthian Colleges,
                  Inc.(a)....................       848,064
    57,015      Sylvan Learning Systems,
                  Inc.(a)....................       935,046
                                               ------------
                                                  1,783,110
                                               ------------
                Electronics--4.2%
    18,615      Advanced Energy Industries,
                  Inc.(a)....................       236,783
    49,165      Electronics for Imaging,
                  Inc.(a)....................       799,472
    32,650      Engineered Support Systems,
                  Inc........................     1,196,949
    22,060      Mettler-Toledo International,
                  Inc.(a)....................       707,243
    26,850      Photronics, Inc.(a)..........       367,845
    22,550      Rudolph Technologies,
                  Inc.(a)....................       432,058
    28,840      Technitrol, Inc..............       465,478
                                               ------------
                                                  4,205,828
                                               ------------
                Financial Services--3.1%
    31,900      AmeriCredit Corp.(a).........       246,906
    16,170      Brown & Brown, Inc...........       522,614
     4,500      Chicago Mercantile
                  Exchange...................       196,470
    81,950      Interactive Data Corp.(a)....     1,126,813
    36,090      T. Rowe Price Group, Inc.....       984,535
                                               ------------
                                                  3,077,338
                                               ------------
                Gas & Pipeline Utilities--0.4%
    11,900      Western Gas Resources, Inc...       438,515
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Insurance--1.9%
  22,500      Hilb, Rogal & Hamilton Co....  $    920,250
   2,245      Markel Corp.(a)..............       461,347
  25,850      ProAssurance Corp.(a)........       542,850
                                             ------------
                                                1,924,447
                                             ------------

              Internet--8.6%
 113,170      CheckFree Corp.(a)...........     1,810,833
  52,300      Digital River, Inc.(a).......       624,985
  74,400      eSPEED, Inc. (Class A
                shares)(a).................     1,260,410
 304,125      Hollywood Media Corp.(a).....       304,125
  33,900      Internet Security Systems,
                Inc.(a)....................       621,387
  79,600      NetScreen Technologies,
                Inc.(a)....................     1,340,464
 134,670      Packeteer, Inc.(a)...........       923,836
  31,400      Retek, Inc.(a)...............        85,408
  69,500      United Online, Inc.(a).......     1,107,900
  39,700      WebEx Communications,
                Inc.(a)....................       595,500
                                             ------------
                                                8,674,848
                                             ------------

              Leisure Time--2.3%
  45,200      GTECH Holdings Corp.(a)......     1,259,272
  41,200      Penn National Gaming,
                Inc.(a)....................       653,432
  20,900      Station Casinos, Inc.(a).....       369,930
                                             ------------
                                                2,282,634
                                             ------------

              Machinery--0.9%
  42,600      AGCO Corp....................       941,460
                                             ------------

              Media--3.1%
  53,250      Gray Television, Inc.........       519,187
  63,990      Information Holdings,
                Inc.(a)....................       993,125
 118,500      Mediacom Communications
                Corp.(a)...................     1,043,985
 136,735      Penton Media, Inc.(a)........        92,980
 240,780      PRIMEDIA, Inc.(a)............       496,007
                                             ------------
                                                3,145,284
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       21

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2002

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Medical & Dental Supplies--2.4%
    18,000      Advanced Neuromodulation
                  Systems, Inc.(a)...........  $    631,800
     6,900      Mentor Corp..................       265,650
    84,715      STAAR Surgical Co.(a)........       310,904
    37,800      STERIS Corp.(a)..............       916,650
    13,715      Ventana Medical Systems,
                  Inc.(a)....................       316,131
                                               ------------
                                                  2,441,135
                                               ------------

                Metals & Mining--0.8%
    18,100      Steel Dynamics, Inc.(a)......       217,743
    41,600      Worthington Industries,
                  Inc........................       633,984
                                               ------------
                                                    851,727
                                               ------------
                Office Furnishings--1.4%
    59,900      Falcon Products, Inc.(a).....       242,595
    64,250      Global Imaging Systems,
                  Inc.(a)....................     1,180,915
                                               ------------
                                                  1,423,510
                                               ------------

                Oil Field/Equipment & Services--4.9%
    32,500      Evergreen Resources,
                  Inc.(a)....................     1,457,625
    59,300      Key Energy Services,
                  Inc.(a)....................       531,921
    18,110      Newfield Exploration
                  Co.(a).....................       652,865
    38,200      Patina Oil & Gas Corp........     1,209,030
    26,400      Unit Corp.(a)................       489,720
    29,800      Universal Compression
                  Holdings, Inc.(a)..........       570,074
                                               ------------
                                                  4,911,235
                                               ------------
                Real Estate Investment Trust--0.4%
    13,400      Chelsea Property Group,
                  Inc.(a)....................       446,354
                                               ------------

                Retail Trade--8.4%
    11,800      Advanced Auto Parts,
                  Inc.(a)....................       577,020
    12,590      CDW Computer Centers,
                  Inc.(a)....................       552,071
    32,300      Chico's FAS, Inc.(a).........       610,793
    48,300      Claire's Stores, Inc.........     1,065,981
    17,550      Fossil, Inc.(a)..............       356,967
    47,950      Genesco, Inc.(a).............       893,308
    25,500      Hollywood Entertainment
                  Corp.(a)...................       385,050
    15,425      PC Connection, Inc.(a).......        78,205
    44,350      PETCO Animal Supplies,
                  Inc.(a)....................     1,039,520

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  14,000      Regis Corp...................  $    363,860
  59,400      The Gymboree Corp.(a)........       942,084
  19,400      Tractor Supply Co.(a)........       729,440
  34,220      Tuesday Morning Corp.(a).....       585,162
  51,310      Tweeter Home Entertainment
                Group, Inc.(a).............       300,677
                                             ------------
                                                8,480,138
                                             ------------

              Semiconductors & Equipment--1.1%
  14,400      Actel Corp.(a)...............       233,568
   9,550      Cymer, Inc.(a)...............       307,988
  26,100      OmniVision Technologies,
                Inc.(a)....................       354,177
  10,500      Silicon Laboratories,
                Inc.(a)....................       200,340
                                             ------------
                                                1,096,073
                                             ------------

              Software--6.3%
  24,555      Advent Software, Inc.(a).....       334,685
  30,750      Caminus Corp.(a).............        71,955
  37,700      Hyperion Solutions
                Corp.(a)...................       967,759
  27,500      Inter-Tel, Inc...............       575,025
  98,790      Kana Software, Inc.(a).......       194,616
  33,550      National Instruments
                Corp.(a)...................     1,090,039
  64,600      Pinnacle Systems, Inc.(a)....       879,206
  54,650      SERENA Software, Inc.(a).....       862,923
  15,400      Verisity Ltd.(a).............       293,524
 136,506      Wind River Systems,
                Inc.(a)....................       559,675
 144,804      Witness Systems, Inc.(a).....       498,126
                                             ------------
                                                6,327,533
                                             ------------

              Telecommunication--1.3%
 138,520      Enterasys Networks,
                Inc.(a)....................       216,091
 154,646      LCC International, Inc.
                (Class A shares)(a)........       301,560
  64,450      PLX Technology, Inc.(a)......       252,000
  52,510      Tekelec(a)...................       548,729
                                             ------------
                                                1,318,380
                                             ------------

              Transportation--1.7%
   9,800      Arkansas Best Corp.(a).......       254,614
  14,500      J.B. Hunt Transport Services,
                Inc.(a)....................       424,850

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       22

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Transportation (cont'd.)
    24,200      Knight Transportation,
                  Inc.(a)....................  $    508,200
    21,500      UTI Worldwide, Inc...........       564,375
                                               ------------
                                                  1,752,039
                                               ------------
                Total long-term investments
                  (cost $118,000,318)........    97,831,885
                                               ------------

                SHORT-TERM INVESTMENT--3.9%
 3,989,656      Seven Seas Money Market Fund
                  (cost $3,989,656)..........     3,989,656
                                               ------------
                Total Investments--100.9%
                (cost $121,989,974; Note
                  5).........................   101,821,541
                Liabilities in excess of
                  other assets--(0.9%).......      (953,686)
                                               ------------
                Net Assets--100%.............  $100,867,855
                                               ------------
                                               ------------

------------------
(a) Non-income producing security.
-------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       23

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio
               Portfolio of Investments
               December 31, 2002

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                LONG-TERM INVESTMENTS--97.2%

                Common Stocks

                Aerospace/Defense--0.8%
     6,900      Moog, Inc. (Class A
                  shares)(a).................  $    214,176
    16,551      Triumph Group, Inc.(a).......       528,639
    16,650      United Defense Industries,
                  Inc.(a)....................       387,945
                                               ------------
                                                  1,130,760
                                               ------------
                Auto Related--3.2%
    12,570      BorgWarner, Inc..............       633,779
   131,640      CSK Auto Corp.(a)............     1,448,040
     8,961      Lear Corp.(a)................       298,222
    15,600      Navistar International
                  Corp.(a)...................       379,236
    77,500      Pep Boys - Manny, Moe & Jack
                  (The)......................       899,000
    15,000      Snap-On, Inc.................       421,650
    18,000      Winnebago Industries, Inc....       706,140
                                               ------------
                                                  4,786,067
                                               ------------

                Banks--6.8%
    30,800      Astoria Financial Corp.......       836,220
   167,700      BankUnited Financial
                  Corp.(a)...................     2,713,386
    16,000      Commerce Bancorp, Inc........       691,040
    35,800      First Federal Capital
                  Corp.......................       691,262
    13,160      First Midwest Bancorp,
                  Inc........................       351,504
    41,760      Fulton Financial Corp........       737,482
    21,700      Hibernia Corp................       417,942
    22,101      MAF Bancorp, Inc.............       749,887
    25,680      Provident Financial Group,
                  Inc........................       668,450
    43,910      Sky Financial Group, Inc.....       874,248
    23,280      Trustmark Corp...............       552,434
    20,881      Whitney Holding Corp.........       695,964
                                               ------------
                                                  9,979,819
                                               ------------

                Building & Construction--0.2%
9,150           Lafarge North America, Inc....      300,578
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Business Services--6.0%
 274,200      Administaff, Inc.(a).........  $  1,645,200
 139,700      Allied Waste Industries,
                Inc.(a)....................     1,397,000
  25,240      CDI Corp.(a).................       680,975
  44,000      Kelly Services, Inc. (Class A
                shares)....................     1,087,240
  38,000      Labor Ready, Inc.(a).........       243,960
  35,170      Moore Corp., Ltd.(a).........       320,047
 149,720      MPS Group, Inc.(a)...........       829,449
  58,200      NDCHealth Corp...............     1,158,180
  44,300      Republic Services, Inc.(a)...       929,414
  90,250      Spherion Corp.(a)............       604,675
                                             ------------
                                                8,896,140
                                             ------------

              Chemicals--4.3%
  26,510      Albemarle Corp...............       754,209
  17,551      Cambrex Corp.................       530,216
  28,220      Ferro Corp...................       689,415
  25,150      Georgia Gulf Corp............       581,971
  13,040      Minerals Technologies, Inc...       562,676
  30,410      Olin Corp....................       472,876
  30,200      Scotts Co. (The) (Class A
                shares)(a).................     1,481,008
  22,080      Spartech Corp................       455,510
  18,900      Valspar Corp. (The)..........       835,002
                                             ------------
                                                6,362,883
                                             ------------

              Commercial Services--0.1%
  32,100      Service Corp.
                International(a)...........       106,572
                                             ------------

              Computers & Business Equipment--1.3%
   5,320      Black Box Corp...............       238,336
  53,900      Global Payments, Inc.........     1,725,339
                                             ------------
                                                1,963,675
                                             ------------

              Containers & Packaging--0.4%
  35,680      Packaging Corp. of America(a)       650,803
                                             ------------

              Cosmetics & Toiletries
   2,100      Chattem, Inc.(a).............        43,155
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       24

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Diversified Industries--1.1%
    15,150      Fisher Scientific
                  International, Inc.(a).....  $    455,712
    67,900      Watsco, Inc..................     1,112,202
                                               ------------
                                                  1,567,914
                                               ------------
                Drugs & Healthcare--12.7%
    10,100      AMERIGROUP Corp.(a)..........       306,131
    16,200      Barr Laboratories, Inc.(a)...     1,054,458
   100,200      Cooper Companies, Inc.
                  (The)......................     2,507,004
   100,700      Covance, Inc.(a).............     2,476,213
    51,800      Diagnostic Products Corp.....     2,000,516
    24,050      Health Net, Inc.(a)..........       634,920
    13,530      Invitrogen Corp.(a)..........       423,354
    80,000      K-V Pharmaceutical Co.(a)....     1,900,000
    39,600      Lincare Holdings, Inc.(a)....     1,252,152
    64,800      Pediatrix Medical Group,
                  Inc.(a)....................     2,595,888
    84,500      Pharmaceutical Product
                  Development, Inc.(a).......     2,473,315
    40,700      Quintiles Transnational
                  Corp.(a)...................       492,470
    56,000      Serologicals Corp.(a)........       616,000
                                               ------------
                                                 18,732,421
                                               ------------

                Electric Utilities--2.7%
    35,761      ALLETE, Inc..................       811,059
    22,060      Hawaiian Electric Industries,
                  Inc........................       970,199
    56,900      PNM Resources, Inc...........     1,355,358
    36,450      Puget Energy, Inc............       803,723
                                               ------------
                                                  3,940,339
                                               ------------

                Electronics--2.1%
    38,200      FLIR Systems, Inc.(a)........     1,864,160
    47,550      Pioneer Standard Electronics,
                  Inc........................       436,509
   182,800      Sanmina-SCI Corp.(a).........       820,772
                                               ------------
                                                  3,121,441
                                               ------------

                Financial Services--5.1%
    19,701      Affiliated Managers Group,
                  Inc.(a)....................       990,960
   152,400      AmeriCredit Corp.(a).........     1,179,576
    37,200      Eaton Vance Corp.............     1,050,900

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  44,900      Jeffries Group, Inc..........  $  1,884,453
  40,000      Raymond James Financial, Inc.     1,183,200
   7,900      Student Loan Corp. (The).....       772,620
  13,431      Triad Guaranty, Inc.(a)......       495,067
                                             ------------
                                                7,556,776
                                             ------------

              Foods--0.6%
  16,590      Performance Food Group
                Co.(a).....................       563,380
  19,790      Smithfield Foods, Inc.(a)....       392,633
                                             ------------
                                                  956,013
                                             ------------

              Gas & Pipeline Utilities--2.4%
  14,331      AGL Resources, Inc...........       348,243
  28,410      Equitable Resources, Inc.....       995,486
  79,600      ONEOK, Inc...................     1,528,320
   8,471      UGI Corp.....................       316,731
  13,500      Vectren Corp.................       310,500
                                             ------------
                                                3,499,280
                                             ------------

              Home Builder--2.8%
  79,300      D.R. Horton, Inc.............     1,375,855
  79,900      Hovnanian Enterprises, Inc.
                (Class A shares)(a)........     2,532,830
   8,470      Ryland Group, Inc. (The).....       282,474
                                             ------------
                                                4,191,159
                                             ------------

              Home Appliances & Furnishings--0.2%
  20,841      Haverty Furniture Co., Inc...       289,690
                                             ------------

              Hotels & Restaurants--2.8%
  43,800      Brinker International,
                Inc.(a)....................     1,412,550
  35,680      RARE Hospitality
                International, Inc.(a).....       985,482
  42,450      Ruby Tuesday, Inc............       733,960
  49,600      Sonic Corp.(a)...............     1,016,304
                                             ------------
                                                4,148,296
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       25

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2002

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Insurance--6.6%
    50,900      Commerce Group, Inc. (The)...  $  1,908,241
    13,410      Delphi Financial Group, Inc.
                  (Class A shares)...........       509,043
    16,380      Everest Re Group, Ltd........       905,814
    17,870      FPIC Insurance Group,
                  Inc.(a)....................       123,303
    30,040      Harleysville Group, Inc......       793,957
    41,351      Odyssey Re Holdings Corp.....       731,913
    58,400      Philadelphia Consolidated
                  Holding Corp.(a)...........     2,067,360
    88,580      Phoenix Co., Inc. (The)......       673,208
    14,331      Platinum Underwriters
                  Holdings, Ltd.(a)..........       377,622
    22,700      Protective Life Corp.........       624,704
    15,390      RenaissanceRe Holdings, Ltd..       609,444
    10,580      W. R. Berkley Corp...........       419,074
                                               ------------
                                                  9,743,683
                                               ------------
                Leisure Related--2.1%
    16,970      Argosy Gaming Co.(a).........       321,242
    32,740      Brunswick Corp...............       650,216
    27,400      CEC Entertainment, Inc.(a)...       841,180
    28,530      MTR Gaming Group, Inc.(a)....       227,099
    73,700      WMS Industries, Inc.(a)......     1,104,026
                                               ------------
                                                  3,143,763
                                               ------------

                Machinery--2.1%
   141,661      CNH Global NV
                  (Netherlands)..............       538,312
    15,821      Cummins, Inc.................       445,045
    35,410      Joy Global, Inc.(a)..........       398,717
     9,140      Tecumseh Products Co.
                  (Class A shares)...........       403,348
    58,030      Wabtec Corp..................       814,741
    19,560      York International Corp......       500,149
                                               ------------
                                                  3,100,312
                                               ------------

                Manufacturing--0.6%
   141,980      GrafTech International,
                  Ltd.(a)....................       846,201
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Medical & Dental Supplies--0.2%
  17,220      Owens & Minor, Inc...........  $    282,752
                                             ------------

              Metals & Mining--0.9%
  21,481      Arch Coal, Inc...............       463,775
  13,250      Gibraltar Steel Corp.........       252,280
  18,461      Peabody Energy Corp..........       539,615
                                             ------------
                                                1,255,670
                                             ------------

              Multimedia--4.8%
  36,080      Belo Corp. (Class A shares)..       769,226
  31,400      Emmis Communications Corp.
                (Class A shares)(a)........       654,062
  47,600      Harman International
                Industries, Inc............     2,832,200
 238,510      Sinclair Broadcast Group, Inc
                (Class A shares)(a)........     2,773,871
                                             ------------
                                                7,029,359
                                             ------------

              Oil & Gas Exploration/Production--4.7%
  89,480      Chesapeake Energy Corp.......       692,575
  10,152      Cimarex Energy Co.(a)........       181,721
  14,711      Forest Oil Corp.(a)..........       406,759
  26,170      Frontier Oil Corp............       450,647
  19,261      Helmerich & Payne, Inc.......       537,575
  11,091      Newfield Exploration
                Co.(a).....................       399,831
  17,781      Pioneer Natural Resources
                Co.(a).....................       448,970
  12,530      Spinnaker Exploration
                Co.(a).....................       276,287

  59,900      Swift Energy Co.(a)..........       579,233
  59,900      Westport Resources
                Corp.(a)...................     1,245,920
  71,800      XTO Energy, Inc..............     1,773,460
                                             ------------
                                                6,992,978
                                             ------------

              Paper & Paper Products--1.0%
  28,301      Kadant, Inc.(a)..............       424,515
  12,041      Rayonier, Inc................       544,855
  42,200      Sappi, Ltd. ADR (South
                Africa)....................       557,884
                                             ------------
                                                1,527,254
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       26

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
                Real Estate Investment Trust--4.8%
    32,850      Alexandria Real Estate
                  Equities, Inc..............  $  1,399,410
    44,441      Corporate Office Properties
                  Trust......................       623,507
    32,250      Crown American Realty
                  Trust......................       296,700
    23,540      Developers Diversified Realty
                  Corp.......................       517,645
    13,810      Forest City Enterprises, Inc.
                  (Class A shares)...........       460,563
    12,900      General Growth Properties,
                  Inc........................       670,800
    23,780      Great Lakes REIT, Inc........       395,937
    29,770      Heritage Property Investment
                  Trust......................       743,357
    29,600      Highwoods Properties, Inc....       654,160
    16,910      Ramco-Gershenson Properties
                  Trust......................       333,973
    23,800      SL Green Realty Corp.........       752,080
    12,850      Summit Properties, Inc.......       228,730
                                               ------------
                                                  7,076,862
                                               ------------

                Retail-Apparel--2.9%
    16,200      AnnTaylor Stores Corp.(a)....       330,804
    93,500      Fred's, Inc..................     2,402,950
    29,551      Reebok International,
                  Ltd.(a)....................       868,800
    45,720      Wolverine World Wide, Inc....       690,829
                                               ------------
                                                  4,293,383
                                               ------------

                Retail Trade--0.6%
    18,640      Linens 'n Things, Inc.(a)....       421,264
    39,400      Movie Gallery, Inc.(a).......       512,200
                                               ------------
                                                    933,464
                                               ------------
                Savings & Loan--0.4%
    25,570      Washington Federal, Inc......       635,414
                                               ------------

                Semiconductors & Equipment--2.9%
   105,681      ChipPAC, Inc. (Class A
                  shares)(a).................       375,168
    70,281      Entegris, Inc.(a)............       723,894
    59,850      Fairchild Semiconductor
                  International, Inc. (Class
                  A shares)(a)...............       640,994

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
 115,990      Mykrolis Corp.(a)............  $    846,727
  42,950      Photronics, Inc.(a)..........       588,415
  37,820      Standard Microsystems
                Corp.(a)...................       736,355
  43,520      Ultratech Stepper, Inc.(a)...       428,193
                                             ------------
                                                4,339,746
                                             ------------

              Software--3.6%
  31,000      Cerner Corp.(a)..............       969,060
  59,570      FileNET Corp.(a).............       726,754
  18,350      Hyperion Solutions
                Corp.(a)...................       471,044
  28,350      Keane, Inc.(a)...............       254,867
  39,850      Lawson Software, Inc.(a).....       229,138
  60,460      MRO Software, Inc.(a)........       734,287
 145,551      Verity, Inc.(a)..............     1,949,073
                                             ------------
                                                5,334,223
                                             ------------

              Telecommunications--0.8%
 310,700      American Tower Corp.
                (Class A shares)(a)........     1,096,771
   7,991      Harris Corp..................       210,163
                                             ------------
                                                1,306,934
                                             ------------

              Trucking & Freight Forwarding--2.2%
  17,031      Alexander & Baldwin, Inc.....       439,230
  30,140      Arkansas Best Corp.(a).......       783,067
  26,850      Ryder System, Inc............       602,514
  34,360      Tsakos Energy Navigation,
                Ltd.(a)....................       531,206
  33,760      Yellow Corp.(a)..............       850,448
                                             ------------
                                                3,206,465
                                             ------------

              Waste Management--0.4%
  65,690      Casella Waste Systems, Inc.
                (Class A shares)(a)........       583,984
                                             ------------
              Total long-term investments
                (cost $152,007,445)........   143,856,228
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       27

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2002

 MOODY'S    PRINCIPAL
  RATING      AMOUNT                                VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                         SHORT-TERM INVESTMENTS--4.1%

                         Commercial Paper--1.4%
                         Morgan Stanley
P-1         $    1,000   1.40%, 1/2/03.........  $    999,961
                         Stellar Funding Group,
                           Inc.
P-1              1,000   1.40%, 1/2/03.........       999,961
                                                 ------------
                         Total commercial paper
                           (cost $1,999,922)...     1,999,922
                                                 ------------

                         Repurchase Agreement--1.5%
                         State Street Bank &
                 2,218     Trust Co.,
                         0.15%, dated 12/31/02,
                           due 1/2/03 in the
                           amount of $2,218,018
                           (cost $2,218,000;
                           collateralized by
                           $1,900,000 U.S.
                           Treasury Note,
                           7.00%, 7/15/06;
                           value of collateral
                           including accrued
                           interest was
                           $2,265,750).........     2,218,000
                                                 ------------

              Shares     Money Market Fund--1.2%
            ----------
             1,798,675   Seven Seas Money
                           Market Fund
                           (cost $1,798,675)...     1,798,675
                                                 ------------
                         Total short-term
                           investments
                           (cost $6,016,597)...     6,016,597
                                                 ------------

                         Total Investments--101.3%
                         (cost $158,024,042;
                           Note 5).............   149,872,825
                         Liabilities in excess
                           of other
                           assets--(1.3%)......    (1,942,386)
                                                 ------------
                         Net Assets--100%......  $147,930,439
                                                 ------------
                                                 ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       28

               International Equity Portfolio
               Portfolio of Investments
               December 31, 2002

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
                LONG-TERM INVESTMENTS--97.8%

                Common Stocks

                Australia--2.3%
   566,381      BHP Billiton, Ltd............  $  3,237,124
                                               ------------

                Belgium--1.3%
   106,300      Fortis.......................     1,873,957
                                               ------------

                Denmark--1.5%
    73,400      Novo Nordisk A/S (Class B)...     2,120,600
                                               ------------
                Finland--2.7%
   243,200      Nokia Oyj....................     3,866,280
                                               ------------

                France--8.2%
    63,120      BNP Paribas SA...............     2,571,885
    29,900      Carrefour SA.................     1,331,255
    56,000      Lagardere SCA................     2,274,722
    16,900      Schneider Electric SA........       799,621
    31,785      TotalFinaElf SA, Ser. B......     4,539,390
                                               ------------
                                                 11,516,873
                                               ------------

                Germany--1.9%
    56,200      Bayerische Motoren Werke
                  (BMW) AG...................     1,705,500
    23,800      Siemens AG...................     1,011,461
                                               ------------
                                                  2,716,961
                                               ------------

                Hong Kong--1.2%
   205,000      CLP Holdings, Ltd............       825,429
   631,000      Hong Kong & China Gas Co.,
                  Ltd........................       813,189
                                               ------------
                                                  1,638,618
                                               ------------

                Ireland--4.0%
   161,026      Allied Irish Banks PLC.......     2,213,525
   191,800      Bank of Ireland..............     1,958,738
   116,051      CRH PLC......................     1,430,882
                                               ------------
                                                  5,603,145
                                               ------------

                Italy--7.2%
   156,290      Alleanza Assicurazioni SpA...     1,184,092
   315,600      ENI SpA......................     5,017,262
   158,000      Snam Rete Gas SpA............       538,837
   435,800      Telecom Italia SpA...........     3,306,303
                                               ------------
                                                 10,046,494
                                               ------------

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
                Japan--13.8%
    16,400      Acom Co., Ltd...............  $   538,974
    71,000      Canon, Inc..................    2,674,390
       363      East Japan Railway Co.......    1,801,693
    96,000      Kao Corp....................    2,107,356
   507,000      Nikko Cordial Corp..........    1,708,940
       418      Nippon Telegraph & Telephone
                  Corp......................    1,518,142
   438,000      Nissan Motor Co., Ltd.......    3,417,779
       658      NTT DoCoMo, Inc.............    1,214,308
    54,500      Sony Corp...................    2,277,913
   145,000      Tokyo Gas Co., Ltd..........      454,538
    61,400      Toyota Motor Corp...........    1,650,509
                                              -----------
                                               19,364,542
                                              -----------

                Netherlands--10.6%
   140,900      ABN AMRO Holding NV.........    2,303,539
    86,317      Heineken NV.................    3,369,430
   581,400      Koninnklijke KPN NV.........    3,782,543
    58,919      Philips Electronics NV......    1,032,497
    98,800      Royal Dutch Petroleum Co....    4,349,166
                                              -----------
                                               14,837,175
                                              -----------

                Singapore--1.8%
   223,850      Oversea-Chinese Banking
                  Corp., Ltd................    1,245,391
   191,328      United Overseas Bank, Ltd...    1,301,612
                                              -----------
                                                2,547,003
                                              -----------

                Spain--2.9%
    99,100      Altadis, SA.................    2,260,739
   152,900      Endesa, SA..................    1,788,955
                                              -----------
                                                4,049,694
                                              -----------

                Sweden--0.5%
    31,000      Sandvik AB..................      691,985
                                              -----------

                Switzerland--7.1%
   119,700      Compagnie Financiere
                  Richemont AG..............    2,233,508
    32,400      Credit Suisse Group.........      702,975
   103,000      Novartis AG.................    3,758,132
    68,400      UBS AG(a)...................    3,324,290
                                              -----------
                                               10,018,905
                                              -----------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       29

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 2002

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
                United Kingdom--30.8%
   191,671      Amersham PLC.................  $  1,715,654
   327,500      Barclays PLC.................     2,029,881
   320,700      Boots Co. PLC................     3,025,486
   472,700      BP PLC.......................     3,249,467
   440,620      BT Group PLC.................     1,383,240
   341,612      Cadbury Schweppes PLC........     2,128,348
   234,299      Diageo PLC...................     2,546,085
   280,800      GlaxoSmithKline PLC..........     5,388,551
   403,005      HSBC Holdings PLC............     4,453,994
   162,860      Imperial Tobacco Group PLC...     2,766,085
   507,100      Kingfisher PLC...............     1,816,445
    96,100      Royal Bank of Scotland Group
                  PLC........................     2,302,104
   149,000      Standard Chartered PLC.......     1,693,517
   437,600      Tesco PLC....................     1,366,714
   315,000      Unilever PLC.................     2,997,068
 2,375,700      Vodafone Group PLC...........     4,331,401
                                               ------------
                                                 43,194,040
                                               ------------
                Total long-term investments
                  (cost $138,387,435)........   137,323,396
                                               ------------
Principal
  Amount
  (000)         SHORT-TERM INVESTMENTS--2.4%
----------
                U.S. Government Obligations
                United States Treasury Bills,
$      530      1.11%, 2/6/03................       529,412
       605      1.115%, 2/6/03...............       604,347
       795      1.15%, 2/6/03................       794,086
       310      1.17%, 2/6/03................       309,640
       985      1.175%, 2/6/03...............       983,843
        60      1.18%, 2/6/03................        59,929
        60      1.185%, 2/6/03...............        59,930
                                               ------------
                Total short-term investments
                  (cost $3,341,187)..........     3,341,187
                                               ------------
                Total Investments--100.2%
                (cost $141,728,622; Note 5)..   140,664,583
                Liabilities in excess of
                  other assets--(0.2%).......      (273,070)
                                               ------------
                Net Assets--100%.............  $140,391,513
                                               ------------
                                               ------------

------------------
(a) Non-income producing security.

The industry classification of portfolio holdings shown as a percentage of net assets as of December 31, 2002 was as follows:

Banks............................................   19.9%
Telecommunications...............................   13.8
Oil & Gas........................................   13.5
Pharmaceuticals..................................    8.0
Food & Beverage..................................    7.9
Retail...........................................    5.4
Automotive.......................................    4.8
Electronics......................................    4.8
Diversified Industries...........................    3.9
Tobacco..........................................    3.6
U.S. Government Securities.......................    2.4
Mining...........................................    2.3
Utilities........................................    1.9
Financial Services...............................    1.6
Chemicals........................................    1.5
Railroads........................................    1.3
Medical Products & Services......................    1.2
Building & Construction..........................    1.0
Insurance........................................    0.9
Metals...........................................    0.5
                                                   -----
                                                   100.2
Liabilities in excess of other assets............   (0.2)
                                                   -----
                                                   100.0%
                                                   -----
                                                   -----
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       30

               International Bond Portfolio
               Portfolio of Investments
               December 31, 2002

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                 LONG-TERM INVESTMENTS--73.3%

                 Canada--5.5%
                 Canadian Gov't. Bonds,
 CAD  1,300      3.50%, 6/1/04...............  $   829,199
      1,010      6.00%, 6/1/11...............      695,779
                                               -----------
                                                 1,524,978
                                               -----------

                 Denmark--0.7%
                 Danish Gov't. Bonds,
 DKK  1,100      6.00%, 11/15/11.............      174,052
                                               -----------

                 Eurobonds--42.7%
                 Assa Abloy AB,
 EUR    160      5.125%, 12/4/06.............      174,778
                 Austrian Gov't. Bonds,
      1,000      7.25%, 5/3/07...............      615,120
                 Bayerische Hypo - und
                   Vereinsbank AG,
        400      4.75%, 9/19/07..............      440,514
                 Belgian Gov't. Bonds,
         30      8.00%, 3/28/15..............       41,822
                 British Telecom PLC,
        300      6.875%, 2/15/11.............      352,894
                 Caja Ahorro y Monte Madrid
                   SA,
        200      5.25%, 7/31/11..............      219,743
                 Coca-Cola Hellenic Bottling
                   Co.,
         80      5.25%, 6/27/06..............       88,145
                 Deut Pfandbnefe Hypebank,
        200      5.00%, 2/3/05...............      218,263
                 Deutsche Genossen
                   Hypothekebank,
        300      5.75%, 1/22/07..............      340,302
                 Dutch Gov't. Bonds,
        700      7.50%, 1/15/23..............      989,425
                 Eurohypo AG,
        400      5.75%, 7/5/10...............      459,192
                 Finnish Gov't. Bonds,
        800      9.50%, 3/15/04..............      905,624
                 French Gov't. Bonds,
        500      5.75%, 10/25/32.............      594,452
                 Greek Gov't. Bonds,
        380      5.90%, 10/22/22.............      442,692

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                Int'l. American Dev. Bank,
EUR    900      5.50%, 3/30/10..............  $ 1,028,933
                Italian Gov't. Bonds,
       500      4.50%, 5/1/09...............      543,874
                NGG Finance PLC,
       100      6.125%, 8/23/11.............      111,335
                Petronas Capital Ltd.,
       100      6.375%, 5/22/09.............      110,548
                Portuguese Gov't. Bonds,
     1,000      4.875%, 8/17/07.............    1,108,105
       750      5.375%, 6/23/08.............      851,935
                Royal Bank of Scotland,
        60      5.50%, 7/27/09..............       66,549
        40      6.125%, 2/5/13..............       46,255
       220      6.00%, 5/10/13..............      252,671
                Spanish Gov't. Bonds,
     1,100      5.00%, 7/30/12..............    1,218,916
                Syngenta Luxembourg Finance
                  SA,
       100      5.50%, 7/10/06..............      110,076
                Unicredito Italiano SpA,
       150      6.00%, 3/16/11..............      170,623
                United Utilities Water PLC,
       120      4.875%, 3/18/09.............      128,943
                Vodafone Finance BV,
       170      4.75%, 5/27/09..............      179,459
                                              -----------
                                               11,811,188
                                              -----------

                Japan--15.4%
                Japanese Gov't. Bonds,
JPY 172,000     1.70%, 3/22/10..............    1,564,870
   243,000      1.50%, 12/20/11.............    2,171,949
    57,000      1.90%, 9/20/22..............      510,315
                                              -----------
                                                4,247,134
                                              -----------

                Sweden--0.7%
                Swedish Gov't. Bonds,
SEK   1,450     8.00%, 8/15/07..............      192,888
                                              -----------

                United Kingdom--4.2%
                United Kingdom Treasury
                  Stock,
GBP    200      5.00%, 3/7/12...............      337,274
       300      4.25%, 6/7/32...............      467,756

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       31

               THE TARGET PORTFOLIO TRUST
               International Bond Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 2002

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                 United Kingdom (cont'd.)
                 European Investment Bank,
 GBP    200      7.625%, 12/7/06.............  $   360,134
                                               -----------
                                                 1,165,164
                                               -----------
                 United States--4.1%
                 DaimlerChrysler Master Owner
                   Trust, Ser. 2002-B, Class
                   A,
 USD    400      1.455%, 11/15/07............      399,607
                 EQCC Trust, Ser. 2002-1,
                   Class 2A,
        336      1.72%, 11/25/31(c)..........      335,845
                 Superior Wholesale Inventory
                   Financing Trust, Ser.
                   2001-A7, Class A,
        400      1.51%, 3/15/06..............      400,103
                                               -----------
                                                 1,135,555
                                               -----------
                 Total long-term investments
                   (cost US$18,496,174)......   20,250,959
                                               -----------

                 SHORT-TERM INVESTMENTS--24.2%

                 Canada--6.5%
                 Canadian Gov't. Bonds,
 CAD  2,800      5.00%, 12/1/03..............    1,807,146
                                               -----------

                 Eurobonds--12.0%
                 German Gov't. Bonds,
 EUR  2,600      6.50%, 7/15/03..............    2,780,127
                 Treuhandanstalt,
        500      6.875%, 6/11/03.............      533,591
                                               -----------
                                                 3,313,718
                                               -----------

                 Repurchase Agreement--5.2%
 USD  1,427      State Street Bank & Trust
                   Co.,
                   0.15%, dated 12/31/02, due
                   1/2/03 in the amount of
                   $1,427,012 (cost
                   $1,427,000 collateralized
                   by $1,320,000 U.S.
                   Treasury Notes, 4.875%,
                   2/15/12; approximate value
                   of collateral including
                   accrued interest was
                   $1,460,250)...............    1,427,000
                                               -----------

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                United States Government Obligation--0.5%
                United States Treasury
                  Bills,
USD    150      1.15%, 1/30/03(a)(b)........  $   149,857
                                              -----------
                Total short-term investments
                  (cost US$6,469,583).......    6,697,721
                                              -----------
                Total Investments--97.5%
                (cost US$24,965,757; Note  5)  26,948,680
                Other assets in excess of
                  liabilities--2.5%.........      699,102
                                              -----------
                Net Assets--100%............  $27,647,782
                                              -----------
                                              -----------

------------------
Portfolio securities are classified according to the securities' currency denomination.

CAD--Canadian Dollar.
DKK--Danish Krone.
EUR--Euro.
GBP--British Pound.
JPY--Japanese Yen.
SEK--Swedish Krona.

(a) Rate quoted represents yield-to-maturity as of purchase date.
(b) Security pledged as initial margin for financial futures contracts.
(c) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed or the next date on which the rate of interest is adjusted.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       32

               Total Return Bond Portfolio
               Portfolio of Investments
               December 31, 2002

 MOODY'S    PRINCIPAL
  RATING      AMOUNT                                VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                         LONG-TERM INVESTMENTS--104.0%
                         Corporate Bonds--13.2%

                         Airlines--0.6%
                         Embarcadero Aircraft
                           Securitization
                           Trust, Class A-1,
A3          $      700   1.90%, 8/15/25(c).....  $    574,000
                         United Airlines, Inc.,
Caa1             1,000   10.85%, 2/19/15(e)....       190,380
                                                 ------------
                                                      764,380
                                                 ------------

                         Automobiles & Parts--0.7%
                         Ford Motor Credit Co.,
Baa1               450   7.45%, 7/16/31........       391,441
                         TRW, Inc.,
Baa3               600   6.625%, 6/1/04........       623,608
                                                 ------------
                                                    1,015,049
                                                 ------------

                         Financial Services--6.7%
                         ALLETE, Inc.,
                         2.69%, 10/20/03,
Baa1               700     MTN(c)..............       698,676
                         Bear Stearns & Co.,
                           Inc.,
                         2.02%, 5/24/04,
A2                 900     MTN(c)..............       903,708
                         CIT Group, Inc.,
                         1.53%, 8/14/03,
A2                 500     MTN(c)..............       498,500
                         Ford Motor Credit Co.,
                         1.70%, 6/2/03,
A3                 500     MTN(c)..............       496,863
A3               1,200   5.75%, 2/23/04........     1,218,920
                         General Motors
                           Acceptance Corp.,
A2               1,500   6.875%, 9/15/11.......     1,495,890
A2               1,500   8.00%, 11/1/31........     1,508,167
                         Heller Financial,
                           Inc., MTN
Aaa                800   2.09%, 4/28/03(c).....       800,874
                         PEMEX Project Funding
                           Master Trust,
Baa1               250   7.375%, 12/15/14......       256,250
Baa1               500   8.00%, 11/15/11.......       537,500
Baa1               250   9.125%, 10/13/10......       286,250

 MOODY'S    PRINCIPAL
  RATING      AMOUNT                                VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                         PP&L Capital Funding,
                           Inc.,
Baa2        $      600   7.75%, 4/15/05........  $    623,987
                                                 ------------
                                                    9,325,585
                                                 ------------

                         Oil & Gas-Production/Pipeline--1.1%
                         El Paso Corp.,
Ba2                750   7.75%, 1/15/32, MTN...       465,000
Ba2                500   7.80%, 8/1/31, MTN....       310,000
                         Williams Companies,
                           Inc.,
Caa1             1,250   7.50%, 1/15/31........       781,250
                                                 ------------
                                                    1,556,250
                                                 ------------

                         Telecommunications--4.1%
                         AT&T Corp.,
Baa2               500   7.30%, 11/15/11.......       546,503
Baa2               900   8.00%, 11/15/31.......       992,010
                         Deutsche Telekom
                           International
                           Finance,
Baa1               500   8.25%, 6/15/30........       577,575
                         Qwest Capital Funding,
                           Inc.,
Caa2             1,000   7.90%, 8/15/10........       650,000
                         Qwest Corp.,
Ba3                250   7.50%, 6/15/23........       198,750
Ba3              1,050   8.875%, 3/15/12.......     1,018,500
                         Sprint Capital Corp.,
Baa3               500   5.875%, 5/1/04........       495,000
Baa3               500   6.00%, 1/15/07........       472,500
Baa3               750   8.375%, 3/15/12.......       746,250
                                                 ------------
                                                    5,697,088
                                                 ------------
                         Total corporate bonds
                           (cost
                           $19,014,349)........    18,358,352
                                                 ------------

                         U.S. Government Agency Mortgage
                           Backed Securities--37.0%
                         Federal Home Loan
                           Mortgage Corp.,
                    59   1.55%, 9/15/26(c).....        58,228
                         5.50%, 4/1/29 -
                   545     6/1/29..............       557,612
                   191   5.74%, 1/1/24(c)......       198,713
                   171   6.50%, 12/15/21, IO...         6,203

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       33

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 2002

 MOODY'S    PRINCIPAL
  RATING      AMOUNT                                VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                         U.S. Government Agency Mortgage
                           Backed Securities (cont'd.)
                         7.50%, 9/1/16 -
            $      458     7/1/17..............  $    490,659
                 1,166   8.00%, 9/15/29........     1,275,929
                     4   9.25%, 1/1/10.........         4,495
                         Federal National
                           Mortgage Assn.,
                   342   4.45%, 5/1/36(c)......       351,043
                   450   4.65%, 1/1/20(c)......       461,654
                 1,391   5.00%, 4/1/14.........     1,432,471
                         Government National
                           Mortgage Assn.,
                         5.375%, 2/20/17 -
                   691     2/20/26(c)..........       709,521
                         5.75%, 7/20/22 -
                   453     7/20/27(c)..........       467,011
                 1,250   6.00%, TBA(a).........     1,300,000
                   352   6.00%, 11/20/29(c)....       360,745
                14,500   6.50%, TBA(a).........    15,206,875
                12,031   6.50%, 4/15/32........    12,636,012
                         6.625%, 10/20/26 -
                   631     10/20/27(c).........       650,890
                11,000   7.00%, TBA(a).........    11,653,125
                         7.00%, 2/15/29 -
                 2,869     10/15/31............     3,041,968
                         8.50%, 6/15/30 -
                   754     8/20/30.............       816,825
                                                 ------------
                         Total U.S. Government
                           agency mortgage
                           backed securities
                           (cost $50,852,963)..    51,679,979
                                                 ------------

                         Foreign Corporate Bonds--2.3%
                         France Telecom SA,
Baa3             2,000   8.50%, 3/1/31.........     2,434,668
                         Hellenic Finance, SCA,
A2                 700   2.00%, 7/15/03........       763,921
                                                 ------------
                         Total foreign
                           corporate bonds
                           (cost $2,888,813)...     3,198,589
                                                 ------------

                         Collateralized Mortgage
                           Obligations--5.2%
                         American Housing Trust
                           1, Series 1-5, Class A,
Aaa                  7   8.625%, 8/25/18.......         7,131

 MOODY'S    PRINCIPAL
  RATING      AMOUNT                                VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                         Bear Stearns ARM
                           Trust, Series
                           2001-9,
Aaa         $    1,666   6.21%, 1/25/32(c).....  $  1,679,907
                         Champion Home Loan
                           Equity, Series
                           1995-3, Class A2-3,
NR                 207   6.81%, 2/25/28(c).....       211,316
                         CWMBS, Inc., Series
                           1999-A8, Class 1,
AAA(d)             261   7.875%, 1/25/30.......       268,897
                         Federal Home Loan
                           Mortgage Corp.,
Aaa                316   6.50%, 5/15/25........       321,220
                         Federal National
                           Mortgage Assn.,
Aaa              2,611   5.50%, 7/25/29........     2,655,337
                         G-Wing Limited, Series
                           2001, Class A,
A(d)               199   2.84%, 11/6/11(c).....       198,706
                         GMAC Commercial
                           Mortgage Insurance
                           Security, Inc.,
                           Series 2001, Class
                           A2,
NR                 250   1.75%, 9/9/15.........       240,000
                         GMAC Commercial
                           Mortgage Trust I,
                           Series 1999-D,
                           Class A,
AAA(d)             277   2.14%, 9/20/04(c).....       276,925
                         Indymac ARM Trust,
                           Series 2001, Class A,
Aaa                232   6.51%, 1/25/32(c).....       235,634
                         J.P. Morgan Commercial
                           Mortgage Finance
                           Corp., Series 1999,
                           Class A,
Aaa                120   1.70%, 4/15/10(c).....       120,471
                         PNC Mortgage
                           Securities Corp.,
                           Series 1998-10,
                           Class 1A8,
AAA(d)             118   6.50%, 12/25/28.......       119,472
                         Resecuritization
                           Mortgage Trust,
                           Series 2000-A,
AAA(d)             254   6.50%, 4/19/29........       259,103
                         Residential Asset
                           Securitization
                           Trust, Series
                           1999-A6,
                           Class NB,
AAA(d)             412   6.50%, 9/25/14........       424,625

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       34

 MOODY'S    PRINCIPAL
  RATING      AMOUNT                                VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                         Collateralized Mortgage Obligations
                           (cont'd.)
                         Salomon Brothers
                           Mortgage Securities,
                           Inc., Series 2000,
                           Class A,
Aaa         $       17   7.61%, 8/25/30(c).....  $     17,235
                         Structured Asset
                           Securities Corp.,
                           Series 2000-5,
                           Class 2A1,
AAA(d)              99   2.02%, 11/25/30(c)....        99,058
                         Washington Mutual
                           Mortgage Loan, Trust
                           2001,
                           Class A,
Aaa                182   4.51%, 1/25/40(c).....       182,848
                                                 ------------
                         Total collateralized
                           mortgage obligations
                           (cost $7,324,768)...     7,317,885
                                                 ------------
                         Municipals--3.2%
                         Du Page County
                           Illinois, Limited
                           Tax,
Aaa                500   5.00%, 1/1/31.........       505,415
                         Georgia State Road &
                           Thruway Authority
                           Rev., Governors
                           Transportation
                           Choices,
Aaa                500   5.00%, 3/1/21.........       519,910
                         Massachusetts State
                           Water Resources
                           Authority,
                           Series J,
Aaa                750   5.00%, 8/1/32.........       758,970
                         New York City Trust
                           Cultural Resources,
                           Museum Modern Art,
                           Series 2001, Class D,
Aaa              1,500   5.125%, 7/1/31........     1,533,390
                         South Carolina State
                           Highway, Series B,
Aaa              1,100   5.00%, 4/1/17.........     1,181,202
                                                 ------------
                         Total municipals
                           (cost $4,306,891)...     4,498,887
                                                 ------------
                         U.S. Government Securities--19.6%
                         United States Treasury
                           Bond,
                         Zero Coupon,
                 1,000     5/15/16.............       526,863
                 1,345   3.625%, 4/15/28.......     1,573,911
                   551   3.875%, 4/15/29.......       674,246

 MOODY'S    PRINCIPAL
  RATING      AMOUNT                                VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
            $       50   7.50%, 11/15/16.......  $     65,387
                   260   8.125%, 8/15/19.......       362,152
                 4,200   8.875%, 8/15/17.......     6,138,397
                 2,500   10.625%, 8/15/15......     4,036,620
                         United States Treasury
                           Notes,
                         3.375%, 1/15/07,
                   515     TIPS(b).............       557,635
                         3.50%, 1/15/11,
                 1,042     TIPS................     1,143,351
                 5,611   3.625%, 1/15/08.......     6,156,103
                   600   5.75%, 11/15/05.......       663,258
                 2,900   6.00%, 8/15/09........     3,371,702
                         United States Treasury
                           Strips,
                         Zero Coupon,
                 5,500     2/15/22.............     2,004,018
                                                 ------------
                         Total U.S. Government
                           securities
                           (cost $26,307,127)..    27,273,643
                                                 ------------

                         Foreign Government Securities--23.5%
                         Federal Republic of
                           Brazil,
B1               2,771   8.00%, 4/15/14........     1,821,717
                         Federal Republic of
                           Germany,
Aaa             11,500   5.25%, 7/4/10.........    13,062,998
Aaa              4,300   5.25%, 1/4/11.........     4,872,243
Aaa              2,100   5.375%, 1/4/10........     2,403,046
Aaa              1,000   6.50%, 10/14/05.......     1,145,777
                         Republic of Panama,
Ba1              1,050   8.25%, 4/22/08........     1,089,375
Ba1                300   8.875%, 9/30/27.......       297,000
BB(d)              450   9.375%, 7/23/12.......       484,425
                         Republic of Peru,
Ba3                500   9.125%, 1/15/08.......       505,000
                         United Kingdom
                           Treasury Notes,
Aaa              3,000   6.50%, 12/7/03........     4,952,854
                         United Mexican States,
Baa3               500   6.25%, 12/31/19.......       486,251
Baa2             1,050   7.50%, 1/14/12........     1,124,812
Baa2               500   8.375%, 1/14/11.......       565,000
                                                 ------------
                         Total foreign
                           government
                           securities
                           (cost
                           $30,465,523)........    32,810,498
                                                 ------------
                         Total long-term
                           investments
                           (cost
                           $141,160,434).......   145,137,833
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       35

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio
               (cont'd)
               Portfolio of Investments
               December 31, 2002

 MOODY'S    PRINCIPAL
  RATING      AMOUNT                                VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                         SHORT-TERM INVESTMENTS--21.5%

                         Corporate Bonds--6.6%

                         Financial Services--1.6%
                         DaimlerChrysler
                           Financial Services
                           North America LLC,
A3          $    2,200   1.60%, 2/3/03(c)......  $  2,198,479
                                                 ------------
                         Oil & Gas-Production/Pipeline--5.0%
                         BP America,
P-1              5,900   1.33%, 3/27/03, MTN...     5,881,472
                         Limestone Electron
                           Trust,
Ba2                500   8.625%, 3/15/03.......       472,500
                         Transocean, Inc.,
Baa2               600   6.50%, 4/15/03........       606,109
                                                 ------------
                                                    6,960,081
                                                 ------------
                         Total corporate bonds
                           (cost $9,146,474)...     9,158,560
                                                 ------------
                         Commercial Paper--13.7%
                         CDC Commercial Paper,
                           Inc.,
P-1                600   1.32%, 3/6/03.........       598,592
                         Danske Corp.,
P-1              6,400   1.31%, 3/12/03........     6,383,697
                         Eksportfinans ASA,
P-1                700   1.25%, 1/2/03, MTN....       699,976
                         HBOS Treasury Services
                           PLC,
P-1                900   1.33%, 2/11/03........       898,590
P-1              1,900   1.335%, 2/20/03.......     1,896,359
                         Svenska Handelsbanken
                           AB,
A2(d)            4,200   1.33%, 1/30/03, MTN...     4,195,500
                         UBS Finance, LLC,
P-1              3,000   1.315%, 3/12/03.......     2,992,329
P-1                600   1.32%, 3/5/03.........       598,614
P-1                900   1.325%, 3/26/03.......       897,218
                                                 ------------
                         Total commercial paper
                           (cost
                           $19,161,043)........    19,160,875
                                                 ------------

 MOODY'S    PRINCIPAL
  RATING      AMOUNT                                VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                         U.S. Government Securities--0.1%
                         United States Treasury
                           Bills(b),
            $       10   1.10%, 2/20/03(f).....  $      9,985
                    30   1.12%, 2/20/03(f).....        29,954
                    25   1.15%, 2/20/03(f).....        24,961
                    90   1.18%, 2/20/03(f).....        89,848
                                                 ------------
                         Total U.S. Government
                           securities
                           (cost $154,748).....       154,748
                                                 ------------

                         Repurchase Agreement--1.1%
                 1,499   State Street Bank &
                           Trust Co.,
                           0.15%, dated
                           12/31/02, due 1/2/03
                           in the amount of
                           $1,499,012 (cost
                           $1,499,000;
                           collateralized by
                           $1,370,000 U.S.
                           Treasury Bond,
                           5.00%, 8/15/11;
                           value of the
                           collateral including
                           accrued interest was
                           $1,531,616).........     1,499,000
                                                 ------------
                         Total short-term
                           investments
                           (cost
                           $29,961,265)........    29,973,183
                                                 ------------

                         Options Purchased(a)
            Contracts    Put Options
            ----------
                         Eurodollar Futures,
                           expiring 3/17/03
                    10     @$96................            63
                         Euribor Future,
                           expiring 12/15/03
                    20     @$93.50.............             0
                                                 ------------
                         Total options
                           purchased
                           (cost $347).........            63
                                                 ------------

                         Total Investments Before Outstanding
                           Options Written and Investments
                           Sold Short--125.5%
                         (cost $171,122,046;
                           Note 5).............   175,111,079
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       36

            NOTIONAL
             AMOUNT                                 VALUE
              (000)           DESCRIPTION          (NOTE 1)
                         OUTSTANDING OPTIONS
                           WRITTEN(a)--(0.2%)

                         Put Options
                         Interest Rate Swaps,
                         3 month LIBOR over
                           6.00%, expiring
            $    1,200     10/7/04.............  $    (32,784)
                                                 ------------

                         Call Options
                         Interest Rate Swaps,
                         3 month LIBOR over
                           4.00%, expiring
                 1,200     10/7/04.............       (19,584)
                         3 month LIBOR over
                           3.00%, expiring
                 4,000     11/12/03............       (31,440)
                         3 month LIBOR over
                           3.25%, expiring
                 7,400     5/30/03.............       (83,768)
                         3 month LIBOR over
                           4.00%, expiring
                   600     7/22/03.............        (6,870)
            Contracts
            ----------
                         United States Treasury
                           Notes 10yr Futures,
                           expiring 2/22/03
                    45     @$116...............       (43,594)
                         United States Treasury
                           Notes 10yr Futures,
                           expiring 2/22/03
                    23     @$117...............       (14,375)
                                                 ------------
                                                     (199,631)
                                                 ------------
                         Total outstanding
                           options written
                           (premiums received
                           $206,623)...........      (232,415)
                                                 ------------

            PRINCIPAL
             AMOUNT                                 VALUE
              (000)           DESCRIPTION          (NOTE 1)
                         INVESTMENTS SOLD SHORT--(5.3%)
                         United States Treasury
                           Notes,
            $    1,750   4.375%, 5/15/07.......  $ (1,879,199)
                 2,000   4.875%, 2/15/12.......    (2,171,796)
                 3,000   5.50%, 5/15/09........    (3,403,710)
                                                 ------------
                         Total investments sold
                           short
                           (proceeds received
                           $7,333,279).........    (7,454,705)
                                                 ------------

                         Total Investments, Net of
                           Outstanding Options Written and
                           Investments Sold Short--120.0%
                         (cost $163,582,144)...   167,423,959
                         Liabilities in excess
                           of other
                           assets--(20.0%).....   (27,935,585)
                                                 ------------
                         Net Assets--100%......  $139,488,374
                                                 ------------
                                                 ------------

---------------
(a) Non-income producing security.
(b) Security pledged as initial margin for financial futures contracts.
(c) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(d) Standard & Poor's rating.
(e) Issuer in bankruptcy.
(f)  Rate quoted represents yield-to-maturity as of purchase date.
ARM--Adjustable Rate Mortgage.
IO--Interest only.
MTN--Medium Term Note.
TBA-- To be announced. Securities purchased on a forward commitment basis.
TIPS--Treasury Inflation Protection Security.

NR--Not Rated by Moody's or Standard & Poor's.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       37

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio
               Portfolio of Investments
               December 31, 2002

 MOODY'S    PRINCIPAL
  RATING     AMOUNT                                 VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                        LONG-TERM INVESTMENTS--92.3%
                        Asset Backed Securities--0.4%
                        Bayview Financial
                          Acquisition Trust,
Aaa         $   446     1.80%, 2/25/30(b)...... $    445,596
Aaa             570     1.81%, 7/25/30(b)......      568,687
                        Metropolitan Asset
                          Funding, Inc.,
AAA(e)          361     1.88%, 4/25/29(b)......      359,306
                                                ------------
                        Total asset backed
                          securities
                          (cost $1,377,999)....    1,373,589
                                                ------------

                        Corporate Bonds--21.6%
                        Airlines--0.7%
                        American Airlines, Inc.
Baa1          1,500     7.86%, 10/1/11.........    1,455,088
                        United Airlines, Inc.,
B3            1,700     6.83%, 9/1/08(d).......      485,872
Caa1          1,500     10.85%, 2/19/15(d).....      285,570
                                                ------------
                                                   2,226,530
                                                ------------

                        Auto & Truck--0.5%
                        Daimlerchrysler NA
                          Holding,
A3            1,500     6.40%, 5/15/06.........    1,616,939
                                                ------------

                        Banking--0.7%
                        Export-Import Bank
                          Korea,
A3              300     6.50%, 11/15/06........      330,912
                        Wachovia Corp.,
Aa3           2,000     4.95%, 11/1/06.........    2,134,134
                                                ------------
                                                   2,465,046
                                                ------------

                        Cable--0.6%
                        Cox Communications, Inc.
Baa2            300     6.15%, 8/1/03(b).......      298,421
Baa2          1,500     7.50%, 8/15/04.........    1,593,754
                                                ------------
                                                   1,892,175
                                                ------------

                        Commercial Services--0.2%
                        Cox Enterprises, Inc.,
Baa1            800     2.61%, 5/1/33(b).......      795,943
                                                ------------

 MOODY'S    PRINCIPAL
  RATING     AMOUNT                                 VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                        Electrical Equipment--0.4%
                        Dominion Resources, Inc.
Baa1         $ 1,500    7.60%, 7/15/03.........  $  1,534,902
                                                 ------------

                        Electrical Power--1.5%
                        Northern States Power
                          Co.,
A3             2,500    8.00%, 8/28/12.........     2,834,052
                        Progress Energy, Inc.,
Baa1           2,000    7.00%, 10/30/31........     2,084,272
                                                 ------------
                                                    4,918,324
                                                 ------------

                        Entertainment--0.5%
                        Walt Disney Co.,
Baa1           1,800    3.90%, 9/15/03.........     1,821,348
                                                 ------------

                        Financial Services--10.3%
                        Bear Stearns & Co., Inc.
A2             1,200    1.95%, 11/30/04(b).....     1,203,913
A2             1,500    2.02%, 5/24/04(b)......     1,506,180
                        Bear Stearns ARM,
Aaa            1,269    6.21%, 1/25/32(b)......     1,279,514
Aaa            2,142    6.32%, 9/25/31(b)......     2,159,687
                        Capital One Bank,
Baa2           2,300    2.35%, 6/23/03(b)......     2,283,716
                        Citicorp Mortgage
                          Securities, Inc.,
AAA(e)         1,818    4.15%, 12/25/31........     1,829,420
                        Ford Motor Credit Co.,
A3             2,300    1.85%, 6/30/05(b)......     2,083,199
A3             1,100    1.92%, 6/23/03(b)......     1,093,573
A3             2,600    7.60%, 8/1/05..........     2,654,717
                        General Motors
                          Acceptance Corp.,
A2               700    2.56%, 1/20/04(b)......       689,910
A2             2,500    6.875%, 8/28/12........     2,464,375
A2             1,200    7.625%, 6/15/04........     1,260,060
A2               700    8.00%, 11/1/31.........       703,812
                        Golden West Financial
                          Corp.,
A1             1,500    5.50%, 8/8/06..........     1,618,007
                        Heller Financial, Inc.,
Aaa            1,300    2.09%, 4/28/03(b)......     1,301,421
Aaa              500    6.375%, 3/15/06........       554,300

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       38

 MOODY'S    PRINCIPAL
  RATING     AMOUNT                                 VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                        Financial Services (cont'd.)
                        JP Morgan Chase,
A1          $ 3,500     5.625%, 8/15/06........ $  3,744,233
                        Morgan Stanley Dean
                          Witter,
Aa3           2,300     1.87%, 8/7/03(b).......    2,303,312
                        Norwest Asset
                          Securities Corp.,
AAA(e)        1,500     6.50%, 1/25/29.........    1,544,286
                        Unilever Capital Corp.,
A1            1,750     6.875%, 11/1/05........    1,962,132
                                                ------------
                                                  34,239,767
                                                ------------

                        Health Care Services--0.1%
                        Columbia/HCA Healthcare
                          Corp.,
Ba1             300     6.91%, 6/15/05.........      315,227
                                                ------------

                        Media--0.6%
                        Time Warner, Inc.,
Baa1          2,000     7.75%, 6/15/05.........    2,130,920
                                                ------------

                        Oil & Gas--1.5%
                        Duke Energy Field
                          Services LLC,
Baa2          2,400     7.50%, 8/16/05.........    2,529,914
                        Pacific Gas & Electric
                          Co.,
D(e)          2,500     7.58%, 10/31/49(d).....    2,387,500
                                                ------------
                                                   4,917,414
                                                ------------

                        Petroleum Services--0.5%
                        Occidental Petroleum
                          Corp.,
Baa2          1,600     6.40%, 4/1/03(b).......    1,615,664
                                                ------------

                        Technology--0.1%
                        International Game
                          Technology,
Ba1             200     7.875%, 5/15/04........      208,000
                                                ------------

                        Telecommunications--3.3%
                        British Telecom PLC,
Baa1          1,500     2.71%, 12/15/03(b).....    1,509,395

 MOODY'S    PRINCIPAL
  RATING     AMOUNT                                 VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                        Deutsche Telekom
                          International
                          Finance,
Baa1         $ 2,300    7.75%, 6/15/05.........  $  2,514,834
Baa1           1,400    8.25%, 6/15/30.........     1,617,211
                        France Telecom SA,
Baa3           2,000    8.50%, 3/1/31..........     2,434,668
                        Sprint Capital Corp.,
Baa3           2,000    6.00%, 1/15/07.........     1,890,000
Baa3           1,000    8.375%, 3/15/12........       995,000
                                                 ------------
                                                   10,961,108
                                                 ------------

                        Telephones--0.1%
                        Worldcom, Inc.,
                        7.375%,
Ca             1,000      1/15/03(c)(d)........       235,000
                                                 ------------
                        Total corporate bonds
                          (cost $73,887,395)...    71,894,307
                                                 ------------

                        U.S. Government Agency Mortgage
                          Pass-Through Obligations--47.4%
                        Federal Farm Credit Bank,
               2,300    5.45%, 1/19/05.........     2,469,627
                        Federal Home Loan
                          Mortgage Corp.,
              36,400    5.50%, TBA(a)..........    37,633,889
              42,601    6.00%, 4/1/24..........    44,292,820
                        6.50%, 12/15/21 -
               4,285      9/25/22..............     4,140,751
                  21    9.25%, 1/1/10..........        22,699
                        Federal National
                          Mortgage Association,
                 375    4.822%, 7/1/25(b)......       386,309
              40,000    5.00%, TBA(a)..........    40,812,480
                 273    5.25%, 8/1/24(b).......       281,526
                  51    5.306%, 12/1/30(b).....        53,002
                 427    6.50%, 9/1/05..........       437,692
                  33    7.00%, 8/1/04..........        33,864
                        Government National
                          Mortgage Association,
                 849    2.02%, 2/16/30(b)......       841,479
               1,579    4.50%, 7/20/30(b)......     1,627,948
               2,812    5.25%, 3/20/30(b)......     2,876,466
                        5.375%, 5/20/23 -
               2,563      6/20/27(b)...........     2,633,977

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       39

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2002

 MOODY'S    PRINCIPAL
  RATING     AMOUNT                                 VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                        U.S. Government Agency Mortgage
                          Pass-Through Obligations (cont'd.)
            $   816     5.75%, 8/20/26(b)...... $    840,679
                        6.00%, 1/15/29 -
              3,149       7/15/29..............    3,292,206
                        6.50%, 4/15/29 -
              9,899       6/15/32..............   10,397,068
                        6.625%, 10/20/24 -
                442       12/20/26(b)..........      456,612
              2,100     7.50%, 2/20/30.........    2,256,129
                        8.00%, 9/20/30 -
              1,410       7/20/31..............    1,514,882
                597     8.50%, 3/20/25.........      639,991
                                                ------------
                        Total U.S. Government
                          agency mortgage
                          pass-through
                          obligations
                          (cost $155,812,042)..  157,942,096
                                                ------------

                        Collateralized Mortgage
                          Obligation--14.2%
                        Bank of America
                          Mortgage Securities,
                          Inc.,
AAA(e)        5,022     5.81%, 10/20/32(b).....    5,063,358
                        Bear Stearns ARM Trust,
Aaa           1,296     6.62%, 9/25/31(b)......    1,303,700
                        Champion Home Loan
                          Equity,
NR              311     6.81%, 2/25/28.........      316,975
                        Conseco Finance
                          Securitizations,
Aa3           2,400     7.47%, 5/1/32..........    2,473,065
                        Countrywide Alternative
                          Loan Trust,
Aaa             383     5.75%, 2/25/32.........      384,905
                        Countrywide Home Loans,
Aaa           4,375     5.01%, 9/19/32(b)......    4,430,202
Aaa           2,252     5.93%, 3/19/32(b)......    2,283,883
                        Federal Home Loan
                          Mortgage Corp.,
Aaa           6,811     6.00%, 3/15/30.........    7,005,042
                        G-Wing Limited,
A               199     2.84%, 11/6/11(b)......      198,706
BBB(e)        1,500     4.03%, 11/6/11(b)......    1,483,590
                        Government National
                          Mortgage Association,
Aaa             921     1.92%, 2/16/30(b)......      924,703
                        GS Mortgage Securities
                          Corp. II,
Aa1             905     6.04%, 8/15/18.........      992,275

 MOODY'S    PRINCIPAL
  RATING     AMOUNT                                 VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                        Premium Asset Trust,
A2           $ 1,500    1.76%, 11/27/04(b).....  $  1,504,999
                        Residential Asset
                          Secuitization Trust,
AAA(e)           134    8.00%, 2/25/30.........       137,446
                        Residential Funding
                          Mortgage Securities,
                          Inc.,
AAA(e)           522    7.50%, 2/25/30.........       525,301
AAA(e)           412    7.50%, 12/25/30........       417,791
                        Salomon Brothers
                          Mortgage Securities
                          VII,
Aaa            5,000    7.175%, 3/25/22........     5,490,575
                        Sequoia Mortgage Trust,
Aaa            5,932    1.80%, 10/20/27(b).....     5,873,801
                        Structured Asset
                          Securities Corp.,
Aaa            3,592    6.25%, 1/25/32(b)......     3,700,928
                        Superannuation Members
                          Home Loans Global
                          Fund,
Aaa              777    1.67%, 6/15/26(b)......       776,458
                        United Mortgage
                          Securities Corp.,
Aaa            1,390    4.84%, 6/25/32(b)......     1,428,188
                        Washington Mutual,
NR               466    6.53%, 10/19/39(b).....       450,817
                                                 ------------
                        Total collateralized
                          mortgage obligation
                          (cost $46,983,158)...    47,166,708
                                                 ------------

                        Municipal Bonds--0.3%
                        Honolulu Hawaii City &
                          County,
                        4.75%, 7/1/28
Aaa            1,000      (cost $833,521)......       987,090
                                                 ------------

                        Foreign Bonds--5.9%
                        Bundesschatzanweisungen,
AAA(e)      EUR 4,260   4.25%, 3/14/03.........     4,481,373
                        Federal Republic of
                          Brazil,
B2           $ 2,000    11.50%, 3/12/08........     1,520,000
                        Hellenic Finance SCA,
A1          EUR 1,200   2.00%, 7/15/03.........     1,309,579

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       40

 MOODY'S    PRINCIPAL
  RATING     AMOUNT                                 VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                        Foreign Bonds (cont'd.)
                        Republic of Panama,
Ba1         $ 1,500     9.375%, 4/1/29......... $  1,608,750
                        Republic of Peru,
Ba3             750     9.125%, 1/15/08........      757,500
Ba3           3,000     9.125%, 2/21/12........    2,937,000
                        Republic of South
                          Africa,
Baa2            750     9.125%, 5/19/09........      894,375
                        United Mexican States,
Baa2          3,000     8.00%, 9/24/22.........    3,105,000
Baa2          3,000     8.30%, 8/15/31.........    3,165,000
                                                ------------
                        Total foreign bonds
                          (cost $19,447,180)...   19,778,577
                                                ------------

                        United States Government
                          Securities--2.5%
                        United States Treasury
                          Notes,
                        3.375%, 1/15/07,
              2,746       TIPS(a)..............    2,974,049
              1,459     3.625%, 1/15/08........    1,600,587
              3,427     3.875%, 1/15/09........    3,819,312
                                                ------------
                        Total United States
                          Government securities
                          (cost $7,585,173)....    8,393,948
                                                ------------

                        Rights(c)
                        Mexico Value, Ser. B,
              2,500       expiring 6/1/04......        8,750
                        Mexico Value, Ser. C,
              2,500       expiring 6/1/05......          750
                        Mexico Value, Ser. D,
              2,500       expiring 6/30/06.....          750
                        Mexico Value, Ser. E,
              2,500       expiring 6/1/07......          750
                                                ------------
                        Total rights
                          (cost $6,814)........       11,000
                                                ------------
                        Total long-term
                          investments
                          (cost $305,933,282)..  307,547,315
                                                ------------

                        SHORT-TERM INVESTMENTS--42.8%
                         Corporate Bonds--7.9%
                        Drugs & Medical Supplies--0.6%
                        Bergen Brunswig Corp.,
BB(e)         2,000     7.375%, 1/15/03........    2,001,499
                                                ------------
 MOODY'S    PRINCIPAL
  RATING     AMOUNT                                 VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                        Financial Services--5.1%
                        Associates Corporation
                          of NA,
Aa1          $ 2,200    1.86%, 5/8/03(b).......  $  2,202,532
                        BP America, Inc.,
P-1           10,000    1.31%, 3/5/03..........     9,977,075
P-1            4,200    1.33%, 3/27/03.........     4,186,811
                        Chase Manhattan Corp.,
A2               500    7.625%, 1/15/03........       500,176
                                                 ------------
                                                   16,866,594
                                                 ------------

                        Oil & Gas-Production/Pipeline--0.7%
                        Eksportfinans ASA,
P-1              400    1.30%, 3/5/03..........       399,090
P-1            2,100    1.305%, 2/10/03........     2,096,955
                                                 ------------
                                                    2,496,045
                                                 ------------

                        Telephones--1.2%
                        AT&T Corp.,
P-1            4,000    3.57%, 1/18/03.........     4,000,000
                                                 ------------

                        Utilities--0.3%
                        Dominion Resources,
                          Inc.,
Baa1           1,000    6.00%, 1/31/03.........     1,002,051
                                                 ------------
                        Total corporate bonds
                          (cost $26,363,657)...    26,366,189
                                                 ------------

                        U.S. Government Agency Mortgage
                          Pass-Through Obligations--20.5%
                        Federal Home Loan
                          Mortgage Corp.,
               6,400    Zero Coupon, 3/27/03...     6,381,500
              13,700    1.25%, 5/29/03.........    13,629,515
                        Federal National
                          Mortgage Association,
                  50    1.235%, 2/12/03(a).....        49,924
              20,000    1.25%, 5/28/03.........    19,897,786
              16,400    1.285%, 3/27/03........    16,351,095
               9,300    1.315%, 5/14/03........     9,256,924
               2,700    1.71%, 4/9/03..........     2,690,738
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       41

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2002


 MOODY'S    PRINCIPAL
  RATING     AMOUNT                                 VALUE
(UNAUDITED)   (000)           DESCRIPTION          (NOTE 1)
                        U.S. Government Agency Mortgage
                          Pass-Through Obligations (cont'd.)
                        Total U.S. government
                          agency mortgage
                          pass-through
                          obligations
                          (cost $68,250,516)... $ 68,257,482
                                                ------------

                        Commercial Paper--13.5%
                        ABN Amro Bank
                          North America,
P-1         $ 3,300     1.75%, 1/21/03.........    3,296,681
                        CDC Commercial Paper,
                          Inc.,
P-1             600     1.32%, 3/6/03..........      598,592
                        Danske Corp.,
P-1          14,000     1.32%, 2/19/03.........   13,973,994
                        HBOS Treasury Services
                          PLC,
P-1             800     1.33%, 2/11/03.........      798,746
P-1           1,100     1.34%, 2/19/03.........    1,097,926
P-1           9,300     1.77%, 3/27/03.........    9,261,134
                        Royal Bank of Scotland
                          PLC,
P-1           1,200     1.31%, 2/27/03.........    1,197,428
                        Svenska Handelsbanken
                          AB,
P-1           9,000     1.33%, 1/30/03.........    8,990,357
                        UBS Finance, Inc.,
P-1           4,200     1.20%, 1/2/03..........    4,199,860
P-1             900     1.31%, 3/6/03..........      897,904
P-1             600     1.32%, 2/18/03.........      598,908
                                                ------------
                        Total commercial paper
                          (cost $44,912,778)...   44,911,530
                                                ------------

                        U.S. Government Securities--0.5%
                        United States Treasury
                          Bills,
                        Zero Coupon, 2/13/03(a)
              1,655       (cost $1,652,592)....    1,652,592
                                                ------------

            PRINCIPAL
             AMOUNT                                 VALUE
              (000)           DESCRIPTION          (NOTE 1)
                         Repurchase Agreements--0.4%
                         State Street Bank &
            $    1,365     Trust Co.,
                         0.15%, dated 12/31/02,
                           due 1/2/03 in the
                           amount of $1,365,011
                           (cost $1,365,000
                           collateralized by
                           $1,055,000 U.S.
                           Treasury Note,
                           7.50%, 11/15/16;
                           value of collateral
                           including accrued
                           interest was
                           $1,396,225).........  $  1,365,000
                                                 ------------
                         Total short-term
                           investments
                           (cost $142,544,543).   142,552,793
                                                 ------------

                         Total Investments, Before
                           Outstanding Options
                           Written--135.1%
                         (cost $448,477,825;
                           Note 5).............   450,100,108
                                                 ------------

                         Outstanding Put Options Written(c)

            Contracts
            ----------
                         Euribor Future,
                           expiring 3/17/03
                           @$96.75
                           (premium received
                    61     $10,543)............       (20,476)
                                                 ------------

                         Total Investments, Net of
                           Outstanding Options
                           Written--135.1%
                         (cost $448,467,282)...   450,079,632
                                                 ------------
                         Liabilities in excess
                           of other
                           assets--(35.1%).....  (117,010,459)
                                                 ------------
                         Net Assets--100%......  $333,069,173
                                                 ------------
                                                 ------------

---------------
(a) Portion of security pledged as initial margin for financial futures contracts.
(b) Rate shown reflects current rate on variable rate instrument.
(c) Non-income producing security.
(d) Issuer in bankruptcy.
(e) Standard & Poor's rating.

ARM--Adjustable Rate Mortgage.
TBA-- To be announced. Securities purchased on a forward commitment basis.
TIPS--Treasury Inflation Protection Security.
NR--Not Rated by Moody's or Standard & Poor's.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       42

               Mortgage Backed Securities
               Portfolio
               Portfolio of Investments
               December 31, 2002

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                 LONG-TERM INVESTMENTS--98.2%
                 Collateralized Mortgage Obligation--13.5%
                 Bear Stearns Commercial
                   Mortgage Securities Corp.,
$       750      7.32%, 10/15/32.............  $   883,838
                 Chase Commercial Mortgage
                   Securities Corp.,
        300      6.56%, 5/18/30..............      337,163
                 Federal Home Loan Mortgage
                   Corp.,
         69      8.00%, 4/15/21..............       70,928
         30      9.00%, 10/15/20.............       31,031
         66      5.50%, 8/15/21, PAC.........       67,658
      3,284      6.00%, 5/15/08 - 9/15/30,
                   PAC.......................    3,437,242
      1,060      6.50%, 11/15/22, PAC........    1,103,412
        359      7.00%, 3/15/23, PAC.........      379,953
        788      8.00%, 12/15/06 - 7/15/21,
                   PAC.......................      843,488
         24      7.50%, 6/15/22, PAC I/O.....            5
                 Federal National Mortgage
                   Assn.,
         74      6.00%, 4/01/19..............       77,962
        111      6.50%, 4/25/22..............      118,673
        315      6.527%, 5/25/30.............      349,611
        551      7.50%, 5/25/07 - 7/25/22....      590,520
        108      8.50%, 6/25/21..............      120,537
        120      3.708%, 1/25/09(a)..........      120,640
        287      6.00%, 4/25/08 - 5/25/10,
                   PAC.......................      300,323
        382      6.50%, 12/25/23, PAC........      401,968
         95      7.00%, 9/25/20, PAC.........      102,618
        530      8.00%, 12/25/21 - 5/25/24,
                   PAC.......................      591,908
        110      8.50%, 7/25/18 - 2/25/20,
                   PAC.......................      122,832
      1,225      7.00%, 3/25/23, PAC I/O.....      121,763
        876      6.00%, 9/25/22 - 10/25/22,
                   TAC.......................      915,052
                 First Boston Mortgage
                   Securities Corp.,
         32      7.15%, 6/20/29..............       32,706
        238      8.985%, 4/25/17, I/O........       44,445
        238      Zero Coupon, 4/25/17, P/O...      210,701
                 Morgan Stanley Dean Witter
                   Commercial Mortgage,
      1,000      6.39%, 7/15/33..............    1,123,964
        807      6.66%, 2/15/33..............      923,579
        750      7.20%, 10/15/33.............      877,352

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
               Nomura Asset Commercial
                 Mortgage,
$   1,000      6.69%, 3/15/30...............  $ 1,142,070
               Salomon Brothers Mortgage
                 Securities,
      104      6.00%, 12/26/11..............      106,783
                                              -----------
               Total collateralized mortgage
                 obligation
                 (cost $14,311,050).........   15,550,725
                                              -----------

               U.S. Government Agency Mortgage
                 Pass-Through Obligations--84.3%
               Federal Home Loan Mortgage
                 Corp.,
      816      6.00%, 5/01/11 - 1/01/33.....      849,209
    1,628      6.50%, 2/01/04 - 6/01/22.....    1,709,330
      366      7.00%, 5/01/28...............      385,424
      390      7.50%, 3/01/08 - 6/01/28.....      415,994
       15      8.25%, 12/01/05 - 5/01/08....       15,252
       88      8.50%, 6/01/03 - 7/01/21.....       95,748
       46      8.75%, 12/01/08..............       49,399
      227      9.00%, 10/01/05 - 3/01/11....      243,233
        4      10.00%, 1/01/04..............        4,430
       45      10.50%, 11/01/19.............       52,066
       32      11.50%, 3/01/16..............       37,766
        0*     12.75%, 11/01/13.............          479
       18      13.25%, 5/01/13..............       20,758
        4      14.00%, 6/01/11..............        4,637
               Federal National Mortgage
                 Assn.,
    3,803      5.50%, 2/01/29 - 1/01/33.....    3,880,269
   10,646      6.00%, 8/01/11 - 1/01/33.....   11,060,548
       85      6.18%, 7/01/08...............       94,384
       75      6.30%, 1/01/08...............       83,762
       69      6.34%, 1/01/08...............       76,211
       75      6.43%, 1/01/08...............       84,144
      476      6.447%, 1/01/08..............      531,581
   10,186      6.50%, 5/01/13 - 1/01/18.....   10,757,129
      640      6.55%, 9/01/07...............      714,941
       51      6.812%, 10/01/07.............       56,904
   12,284      7.00%, 9/01/11 - 4/01/29.....   12,981,718
      588      7.04%, 3/01/07...............      662,362
       62      7.50%, 2/01/20...............       66,054
       33      7.75%, 10/01/19..............       35,419
      277      8.00%, 3/01/07 - 12/01/22....      302,450
      208      8.50%, 1/01/07...............      223,807
      101      9.75%, 8/01/10 - 11/01/16....      113,770
      692      5.78%, 11/01/11(a)...........      754,764
       79      6.048%, 3/01/12(a)...........       87,981

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       43

               THE TARGET PORTFOLIO TRUST
               Mortgage Backed Securities
               Portfolio (cont'd)
               Portfolio of Investments
               December 31, 2002

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                 U.S. Government Agency Mortgage
                   Pass-Through Obligations (cont'd.)
                 Government National Mortgage
                   Assn.,
$     2,000      5.50%, 1/01/33..............  $ 2,050,000
        564      6.00%, 10/15/28.............      590,195
     20,175      6.50%, 5/15/23 - 5/15/32....   21,206,241
     13,539      7.00%, 7/15/16 - 6/15/31....   14,401,268
      8,322      7.50%, 3/15/07 - 10/15/29...    8,923,662
      2,307      8.00%, 1/15/08 - 11/15/30...    2,501,382
        318      8.25%, 6/20/17 - 7/20/17....      347,812
        134      8.50%, 3/15/05 - 4/20/17....      146,882
        363      9.00%, 7/20/04 - 1/15/20....      398,189
        290      9.50%, 4/15/06 - 1/15/21....      322,557
         36      13.50%, 6/15/10 - 5/15/11...       43,074
         40      14.00%, 6/15/11.............       48,273
         20      16.00%, 5/15/12.............       24,255
                                               -----------
                 Total U.S. Government agency
                   mortgage pass-through
                   obligations
                   (cost $95,137,416)........   97,455,713
                                               -----------

                 U.S. Treasury Securities--0.4%
                 United States Treasury
                   Notes(b),
        500      2.00%, 11/30/04
                   (cost $499,849)...........      504,141
                                               -----------
                 Total long-term investments
                   (cost $109,948,315).......  113,510,579
                                               -----------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
               SHORT-TERM INVESTMENTS--12.5%
               Repurchase Agreement
$  14,445      Paribas, 1.10%, dated
                 12/31/02, due 1/2/03 in the
                 amount of $14,445,883 (cost
                 $14,445,000; collateralized
                 by $14,434,000 U.S.
                 Treasury Note, 5.375%,
                 6/30/03; value of the
                 collateral including
                 interest is $14,733,939)...  $14,445,000
                                              -----------
               Total Investments--110.7%
               (cost $124,393,315; Note 5)..  127,955,579
               Liabilities in excess of
                 other
                 assets--(10.7%)............  (12,409,873)
                                              -----------
               Net Assets--100%.............  $115,545,706
                                              -----------
                                              -----------

---------------
* Less than $1,000 principal amount.
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) Portion of security pledged as initial margin for financial futures contracts.

I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only Security.
TAC--Target Amortization Class.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       44

               U.S. Government Money Market
               Portfolio
               Portfolio of Investments
               December 31, 2002

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                Federal Home Loan Bank--15.7%
$    9,525      5.125%, 1/13/03..............  $  9,536,245
     6,000      1.28%, 3/12/03(a)............     5,985,067
     1,000      1.95%, 10/27/03(a)...........       999,798
     1,500      1.80%, 10/30/03(a)...........     1,500,000
     2,000      1.80%, 11/28/03(a)...........     2,000,000
                                               ------------
                                                 20,021,110
                                               ------------

                Federal Home Loan Mortgage Corp.--13.9%
     4,000      1.27%, 2/27/03(a)............     3,991,957
     3,000      1.808%, 4/24/03(a)...........     2,983,332
     4,000      1.735%, 10/9/03(a)...........     3,945,829
     3,000      2.00%, 11/24/03(a)...........     3,000,000
     3,750      1.31%, 12/4/03(a)............     3,704,014
                                               ------------
                                                 17,625,132
                                               ------------
                Federal National Mortgage
                  Association--25.5%
     1,000      1.743%, 1/15/03(a)...........       999,337
     2,000      1.738%, 1/22/03(a)...........     1,998,017
     8,000      1.26%, 2/12/03(a)............     7,988,240
    10,000      1.26%, 2/14/03(a)............     9,984,600
     2,980      1.29%, 3/12/03(a)............     2,972,525
     4,000      1.70%, 3/12/03(a)............     3,986,778
     2,000      1.55%, 9/19/03(a)............     1,977,525
     1,500      1.545%, 11/14/03(a)..........     1,479,593
     1,000      4.75%, 11/14/03..............     1,027,128
                                               ------------
                                                 32,413,743
                                               ------------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)
               Repurchase Agreements--43.8%
$  21,100      ABN AMRO, 1.25%, dated
                 12/31/02, due 1/2/03 in
                 amount of $21,101,465 (cost
                 $21,100,000), value of
                 collateral including
                 accrued interest was
                 $21,522,722................  $21,100,000
   13,600      Credit Suisse First Boston,
                 1.25%, dated 12/31/02, due
                 1/2/03 in amount of
                 $13,600,944 (cost
                 $13,600,000), value of
                 collateral including
                 accrued interest was
                 $13,873,266................   13,600,000
   21,000      Goldman Sachs, 1.23%, dated
                 12/31/02, due 1/2/03 in
                 amount of $21,001,435 (cost
                 $21,000,000), value of
                 collateral including
                 accrued interest was
                 $21,420,000................   21,000,000
                                              -----------
                                               55,700,000
                                              -----------
               Total Investments--98.9%
               (amortized cost
                 $125,759,985(b))...........  125,759,985
               Other assets in excess of
                 liabilities--1.1%..........    1,381,393
                                              -----------
               Net Assets--100%.............  $127,141,378
                                              -----------
                                              -----------

---------------
(a) Rate quoted represents yield-to-maturity as of purchase date.
(b) Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       45

               THE TARGET PORTFOLIO TRUST
               Statements of Assets and
               Liabilities
               December 31, 2002

                                                                                                                      SMALL
                                     LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                       GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments, at value*                   $236,746,631             $230,811,850             $101,821,541           $ 147,654,825
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement*                       7,989,000                       --                       --               2,218,000
---------------------------------------------------------------------------------------------------------------------------------
Cash                                            2,549                       --                   54,922                   3,499
---------------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value**                       --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold               725,985                  423,552                  357,977                 205,634
---------------------------------------------------------------------------------------------------------------------------------
Dividends and interest receivable             130,138                  556,232                   19,703                 139,703
---------------------------------------------------------------------------------------------------------------------------------
Prepaid expenses and other assets               4,999                    4,737                    2,859                   2,919
---------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                    --                   47,973                1,260,777                  98,260
---------------------------------------------------------------------------------------------------------------------------------
Receivable for foreign tax reclaim                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Due from broker for variation
margin                                             --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward
currency contracts                                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                        245,599,302              231,844,344              103,517,779             150,322,840
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares reacquired            906,865                  578,260                  341,147                 472,244
---------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased             657,149                1,345,947                2,101,916               1,649,456
---------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other
liabilities                                   139,854                  158,990                  140,683                 181,499
---------------------------------------------------------------------------------------------------------------------------------
Management fee payable                        130,350                  118,668                   52,995                  76,110
---------------------------------------------------------------------------------------------------------------------------------
Deferred Trustees' fees                        17,386                   14,999                   13,183                  13,092
---------------------------------------------------------------------------------------------------------------------------------
Payable to custodian                               --                    1,501                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                  --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Due to broker for variation margin                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Outstanding options written***                     --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Withholding taxes payable                          --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Premium for swaps purchased                        --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on
interest rate swaps                                --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward
  currency contracts                               --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Investments sold short, at
value****                                          --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                     1,851,604                2,218,365                2,649,924               2,392,401
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                               $243,747,698             $229,625,979             $100,867,855           $ 147,930,439
---------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of:
  Shares of beneficial interest,
  at par                                 $     22,105             $     21,887             $     14,317           $      11,181
---------------------------------------------------------------------------------------------------------------------------------
  Paid-in capital, in excess of
  par                                     290,892,271              249,861,606              178,635,383             160,510,166
---------------------------------------------------------------------------------------------------------------------------------
                                          290,914,376              249,883,493              178,649,700             160,521,347
  Accumulated net investment
    income (loss)                                  --                   31,057                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated net realized gains
  (losses)                                (60,147,011)             (13,015,860)             (57,613,412)             (4,439,691)
---------------------------------------------------------------------------------------------------------------------------------
  Net unrealized
  appreciation/(depreciation)              12,980,333               (7,272,711)             (20,168,433)             (8,151,217)
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2002          $243,747,698             $229,625,979             $100,867,855           $ 147,930,439
---------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest
issued and outstanding                     22,105,158               21,886,897               14,316,777              11,180,511
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, offering price
    and redemption price per share             $11.03                   $10.49                    $7.05                  $13.23
---------------------------------------------------------------------------------------------------------------------------------
    *Identified cost of total
    investments                          $231,755,298             $238,084,561             $121,989,974           $ 158,024,042
---------------------------------------------------------------------------------------------------------------------------------
   **Identified cost of currency                   --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
   ***Premiums received from
    options written                                --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
  ****Proceeds received from short
    sales                                          --                       --                       --                      --

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       46

INTERNATIONAL                                                                                               U.S. GOVERNMENT
    EQUITY        INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED                  MONEY
  PORTFOLIO       BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO         MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
$140,664,583       $ 25,521,680       $173,612,079        $ 448,735,108           $113,510,579               $  70,059,985
-----------------------------------------------------------------------------------------------------------------------------
          --          1,427,000          1,499,000            1,365,000             14,445,000                  55,700,000
-----------------------------------------------------------------------------------------------------------------------------
       2,645                 --                 --                3,192                347,930                      60,739
-----------------------------------------------------------------------------------------------------------------------------
     282,847            234,306            845,863            1,964,301                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     227,438            105,484            413,347            1,158,420                277,088                   2,987,573
-----------------------------------------------------------------------------------------------------------------------------
     169,086            515,680          1,848,797            2,255,426                531,560                     262,481
-----------------------------------------------------------------------------------------------------------------------------
       3,722                689              1,613                3,170                  1,654                       1,278
-----------------------------------------------------------------------------------------------------------------------------
     131,491                 --          9,136,576           40,560,938                279,868                          --
-----------------------------------------------------------------------------------------------------------------------------
     271,276                 --                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --                 --                   --                  3,906                          --
-----------------------------------------------------------------------------------------------------------------------------
       4,306            633,678                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
 141,757,394         28,438,517        187,357,275          496,045,555            129,397,585                 129,072,056
-----------------------------------------------------------------------------------------------------------------------------
     560,523            152,088            323,193              714,211                253,682                   1,773,168
-----------------------------------------------------------------------------------------------------------------------------
     523,379                 --         37,442,439          161,812,969             13,470,907                          --
-----------------------------------------------------------------------------------------------------------------------------
     164,226             87,313             73,311               50,529                 52,126                     115,327
-----------------------------------------------------------------------------------------------------------------------------
      83,294             11,211             52,164              124,619                 44,331                      26,009
-----------------------------------------------------------------------------------------------------------------------------
      13,092              9,269             11,922               12,944                 11,825                      13,127
-----------------------------------------------------------------------------------------------------------------------------
          --              1,629            191,180                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             18,571               34,725                 19,008                       3,047
-----------------------------------------------------------------------------------------------------------------------------
          --                  3             44,181               88,540                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --            232,415               20,476                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
      20,089                 --                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --            391,896                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --            854,962                   --                     --                          --
 ----------------------------------------------------------------------------------------------------------------------------
       1,278            529,222            777,962              117,369                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --          7,454,705                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
   1,365,881            790,735         47,868,901          162,976,382             13,851,879                   1,930,678
-----------------------------------------------------------------------------------------------------------------------------
$140,391,513       $ 27,647,782       $139,488,374        $ 333,069,173           $115,545,706               $ 127,141,378
-----------------------------------------------------------------------------------------------------------------------------
$     15,480       $      3,130       $     13,002        $      31,730           $     10,794               $     127,141
-----------------------------------------------------------------------------------------------------------------------------
 192,814,099         25,823,265        135,857,739          328,281,697            112,363,693                 127,014,237
-----------------------------------------------------------------------------------------------------------------------------
 192,829,579         25,826,395        135,870,741          328,313,427            112,374,487                 127,141,378
     832,395            163,303            104,150              (76,955)               120,842                          --
-----------------------------------------------------------------------------------------------------------------------------
 (52,245,126)          (478,564)           435,633            1,030,060               (448,883)                         --
-----------------------------------------------------------------------------------------------------------------------------
  (1,025,335)         2,136,648          3,077,850            3,802,641              3,499,260                          --
-----------------------------------------------------------------------------------------------------------------------------
$140,391,513       $ 27,647,782       $139,488,374        $ 333,069,173           $115,545,706               $ 127,141,378
-----------------------------------------------------------------------------------------------------------------------------
  15,480,076          3,129,628         13,002,489           31,730,080             10,794,449                 127,141,378
-----------------------------------------------------------------------------------------------------------------------------
       $9.07              $8.83             $10.73               $10.50                 $10.70                       $1.00
-----------------------------------------------------------------------------------------------------------------------------
$141,728,622        $24,965,757       $171,122,046         $448,477,825           $124,393,315                $125,759,985
-----------------------------------------------------------------------------------------------------------------------------
    $280,882           $221,092           $824,692           $1,894,007                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --           $206,623              $10,543                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --         $7,333,279                   --                     --                          --

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       47

               THE TARGET PORTFOLIO TRUST
               Statements of Operations
               For The Year Ended December
               31, 2002

                                                                                                                         SMALL
                                       LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                         GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
NET INVESTMENT INCOME (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Income
  Interest                                  $     99,452             $         --             $         --            $     7,107
-----------------------------------------------------------------------------------------------------------------------------------
  Dividends                                    1,983,962                5,803,912                  310,550              1,868,233
-----------------------------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding taxes                     --                   (4,981)                      --                     --
-----------------------------------------------------------------------------------------------------------------------------------
      Total income                             2,083,414                5,798,931                  310,550              1,875,340
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                               1,783,134                1,518,576                  733,795              1,007,667
-----------------------------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and expenses             358,000                  246,000                  229,000                245,000
-----------------------------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses                   92,000                  127,000                  115,000                101,000
-----------------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                         90,000                   30,000                   55,000                 39,000
-----------------------------------------------------------------------------------------------------------------------------------
  Registration fees                               21,000                   35,000                   26,000                 20,000
-----------------------------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                         22,000                   18,000                   15,000                 34,000
-----------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees                                  20,000                   16,000                   14,000                 15,000
-----------------------------------------------------------------------------------------------------------------------------------
  Audit fees                                      17,000                   17,000                   17,000                 17,000
-----------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                    4,286                   12,604                   10,069                  3,669
-----------------------------------------------------------------------------------------------------------------------------------
      Total expenses                           2,407,420                2,020,180                1,214,864              1,482,336
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                    (324,006)               3,778,751                 (904,314)               393,004
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                    (45,534,696)             (11,726,166)             (34,839,123)            17,971,053
-----------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                         --                       --                       --                     --
-----------------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                       --                       --                       --                     --
-----------------------------------------------------------------------------------------------------------------------------------
  Options written                                     --                       --                       --                     --
-----------------------------------------------------------------------------------------------------------------------------------
  Swaps                                               --                       --                       --                     --
-----------------------------------------------------------------------------------------------------------------------------------
  Short sales                                         --                       --                       --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Total net realized gain (loss)               (45,534,696)             (11,726,166)             (34,839,123)            17,971,053
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) on:
  Investments                                (69,124,607)             (29,385,081)             (14,331,239)           (34,165,684)
-----------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                         --                       --                       --                     --
-----------------------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                  --                       --                       --                     --
-----------------------------------------------------------------------------------------------------------------------------------
  Options written                                     --                       --                       --                     --
-----------------------------------------------------------------------------------------------------------------------------------
  Swaps                                               --                       --                       --                     --
-----------------------------------------------------------------------------------------------------------------------------------
  Short sales                                         --                       --                       --                     --
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation/(depreciation)                  (69,124,607)             (29,385,081)             (14,331,239)           (34,165,684)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss)                             (114,659,303)             (41,111,247)             (49,170,362)           (16,194,631)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS            $(114,983,309)           $(37,332,496)            $(50,074,676)           $(15,801,627)
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       48

 INTERNATIONAL                                                                                            U.S. GOVERNMENT
     EQUITY         INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED              MONEY
   PORTFOLIO        BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO      MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
  $    49,494         $  788,315         $5,703,643          $10,927,166             $4,963,718              $2,257,055
---------------------------------------------------------------------------------------------------------------------------
    3,807,690                 --                 --                2,430                     --                      --
---------------------------------------------------------------------------------------------------------------------------
     (462,450)            (1,504)                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
    3,394,734            786,811          5,703,643           10,929,596              4,963,718               2,257,055
---------------------------------------------------------------------------------------------------------------------------
    1,051,745            110,110            552,997            1,161,325                427,020                 321,374
---------------------------------------------------------------------------------------------------------------------------
      201,000             56,000            146,000              254,000                117,000                 114,000
---------------------------------------------------------------------------------------------------------------------------
      260,000            125,000            121,000              126,000                146,000                  60,000
---------------------------------------------------------------------------------------------------------------------------
       40,000             15,000             20,000               47,000                 20,000                  20,000
---------------------------------------------------------------------------------------------------------------------------
       22,000             17,000             29,000               48,000                 19,000                  21,000
---------------------------------------------------------------------------------------------------------------------------
       15,000             20,000             22,000               18,000                  6,000                  11,000
---------------------------------------------------------------------------------------------------------------------------
       15,000             11,000             13,000               19,000                  9,000                  12,000
---------------------------------------------------------------------------------------------------------------------------
       25,000             17,000             17,000               17,000                 17,000                  15,000
---------------------------------------------------------------------------------------------------------------------------
        8,016                602              5,692                3,247                    609                   4,385
---------------------------------------------------------------------------------------------------------------------------
    1,637,761            371,712            926,689            1,693,572                761,629                 578,759
---------------------------------------------------------------------------------------------------------------------------
    1,756,973            415,099          4,776,954            9,236,024              4,202,089               1,678,296
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
  (20,100,329)           415,210          3,128,091            6,359,711              1,150,545                  (1,180)
---------------------------------------------------------------------------------------------------------------------------
           --            (68,218)         1,406,621            3,052,077                (23,086)                     --
---------------------------------------------------------------------------------------------------------------------------
     (225,194)           (25,304)        (1,142,555)             (90,794)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                 --            200,994               65,163                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                 --             42,180                2,720                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                 --             (4,226)                  --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
  (20,325,523)           321,688          3,631,105            9,388,877              1,127,459                  (1,180)
---------------------------------------------------------------------------------------------------------------------------
    2,964,448          3,180,330          3,962,064            1,210,480              2,043,450                      --
---------------------------------------------------------------------------------------------------------------------------
           --             (6,388)         1,222,455            2,547,851                (29,020)                     --
---------------------------------------------------------------------------------------------------------------------------
       38,806            279,572           (923,107)             (38,890)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                 --            (80,764)             (51,030)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                 --           (854,962)                  --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
           --                 --           (121,426)                  --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
    3,003,254          3,453,514          3,204,260            3,668,411              2,014,430                      --
---------------------------------------------------------------------------------------------------------------------------
  (17,322,269)         3,775,202          6,835,365           13,057,288              3,141,889                  (1,180)
---------------------------------------------------------------------------------------------------------------------------
 $(15,565,296)        $4,190,301        $11,612,319          $22,293,312             $7,343,978              $1,677,116
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       49

               THE TARGET PORTFOLIO TRUST
               Statements of Changes in Net
               Assets

                           LARGE CAPITALIZATION              LARGE CAPITALIZATION              SMALL CAPITALIZATION
                             GROWTH PORTFOLIO                   VALUE PORTFOLIO                  GROWTH PORTFOLIO
                       -----------------------------     -----------------------------     -----------------------------
                          Year Ended December 31,           Year Ended December 31,           Year Ended December 31,
                       -----------------------------     -----------------------------     -----------------------------
                           2002             2001             2002             2001             2002             2001
INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Operations
  Net investment
  income (loss)        $   (324,006)    $    334,888     $  3,778,751     $  4,167,439     $   (904,314)    $   (931,721)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions        (45,534,696)      (9,499,752)     (11,726,166)       2,026,471      (34,839,123)     (22,257,234)
------------------------------------------------------------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    (depreciation) of
    investments         (69,124,607)    (146,933,967)     (29,385,081)      (3,149,494)     (14,331,239)     (12,964,872)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations         (114,983,309)    (156,098,831)     (37,332,496)       3,044,416      (50,074,676)     (36,153,827)
------------------------------------------------------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income            --         (355,205)      (3,747,694)      (4,079,425)              --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions from
    net
    realized gains               --               --       (2,566,849)      (3,498,581)              --               --
------------------------------------------------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions              --         (355,205)      (6,314,543)      (7,578,006)              --               --
------------------------------------------------------------------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold         111,519,886      125,877,539       67,172,023       70,629,373       40,755,309       40,876,536
------------------------------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions                --          344,367        6,162,451        7,388,295               --               --
------------------------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired           (111,218,343)    (124,116,905)     (75,269,496)     (67,078,403)     (35,366,709)     (41,683,729)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions            301,543        2,105,001       (1,935,022)      10,939,265        5,388,600         (807,193)
------------------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)       (114,681,766)    (154,349,035)     (45,582,061)       6,405,675      (44,686,076)     (36,961,020)

NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of year       358,429,464      512,778,499      275,208,040      268,802,365      145,553,931      182,514,951
------------------------------------------------------------------------------------------------------------------------
End of year(b)         $243,747,698     $358,429,464     $229,625,979     $275,208,040     $100,867,855     $145,553,931
------------------------------------------------------------------------------------------------------------------------
(a) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.
(b) Includes
    undistributed net
    investment income
    of                 $         --     $         --     $     31,057     $         --     $         --     $         --
------------------------------------------------------------------------------------------------------------------------
                             SMALL CAPITALIZATION
                               VALUE PORTFOLIO
                       --------------------------------
                           Year Ended December 31,
                       --------------------------------
                           2002              2001
INCREASE (DECREASE)
IN NET ASSETS
-----------------------------------------------------------
Operations
  Net investment
  income (loss)        $    393,004      $     961,064
-----------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         17,971,053         28,321,361
-----------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    (depreciation) of
    investments         (34,165,684)        (3,286,446)
-----------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations          (15,801,627)        25,995,979
-----------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income      (364,476)        (1,739,989)
-----------------------------------------------------------
  Distributions from
    net
    realized gains      (29,829,985)       (17,861,788)
-----------------------------------------------------------
  Tax return of
    capital
    distributions                --                 --
-----------------------------------------------------------
Total distributions     (30,194,461)       (19,601,777)
-----------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          56,996,830         44,334,114
-----------------------------------------------------------
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions        29,148,512         19,105,523
-----------------------------------------------------------
  Cost of shares
  reacquired            (69,306,479)       (45,417,771)
-----------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions         16,838,863         18,021,866
-----------------------------------------------------------
      Total increase
      (decrease)        (29,157,225)        24,416,068
NET ASSETS
-----------------------------------------------------------
Beginning of year       177,087,664        152,671,596
-----------------------------------------------------------
End of year(b)         $147,930,439      $ 177,087,664
-----------------------------------------------------------
(a) Fund share transactions are at $1 per share for the U.S.
    Government Money Market Portfolio.
(b) Includes undistributed
    net investment
    income of           $         --      $          --
-----------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       50

        INTERNATIONAL                      INTERNATIONAL
            EQUITY                             BOND                          TOTAL RETURN                    INTERMEDIATE-TERM
          PORTFOLIO                          PORTFOLIO                      BOND PORTFOLIO                    BOND PORTFOLIO
------------------------------     -----------------------------     -----------------------------     ----------------------------
   Year Ended December 31,            Year Ended December 31,           Year Ended December 31,           Year Ended December 31,
------------------------------     -----------------------------     -----------------------------     ----------------------------
    2002             2001              2002             2001             2002             2001             2002             2001
-----------------------------------------------------------------------------------------------------------------------------------
$  1,756,973     $   1,549,796     $    415,099     $   444,426      $  4,776,954     $  4,383,075     $  9,236,02     $  8,200,193
-----------------------------------------------------------------------------------------------------------------------------------
 (20,325,523)      (31,771,998)         321,688      (1,692,319)        3,631,105        3,162,594        9,388,877       5,809,808
-----------------------------------------------------------------------------------------------------------------------------------
   3,003,254       (24,742,121)       3,453,514         164,450         3,204,260         (956,280)       3,668,411      (1,222,937)
-----------------------------------------------------------------------------------------------------------------------------------
 (15,565,296)      (54,964,323)       4,190,301      (1,083,443)       11,612,319        6,589,389       22,293,312       12,787,064
-----------------------------------------------------------------------------------------------------------------------------------
     (54,411)               --         (318,534)             --        (5,208,229)      (4,564,436)      (9,656,660)     (8,527,734)
-----------------------------------------------------------------------------------------------------------------------------------
          --        (1,999,627)              --              --        (2,779,487)      (1,090,168)      (5,735,921)     (5,072,949)
-----------------------------------------------------------------------------------------------------------------------------------
          --                --               --        (393,286 )              --               --               --              --
-----------------------------------------------------------------------------------------------------------------------------------
     (54,411)       (1,999,627)        (318,534)       (393,286 )      (7,987,716)      (5,654,604)     (15,392,581)    (13,600,683)
-----------------------------------------------------------------------------------------------------------------------------------
  83,819,786        99,717,483       17,136,555       9,060,771        79,064,222       55,655,786      208,541,648     110,886,807
-----------------------------------------------------------------------------------------------------------------------------------
      53,115         1,964,286          300,517         369,702         7,595,223        5,421,078       14,664,203       12,988,573
-----------------------------------------------------------------------------------------------------------------------------------
 (86,168,186)     (113,438,946)     (12,298,060)     (8,865,202 )     (56,881,456)     (29,929,224)     (92,270,589)    (58,543,722)
-----------------------------------------------------------------------------------------------------------------------------------
  (2,295,285)      (11,757,177)       5,139,012         565,271        29,777,989       31,147,640      130,935,262      65,331,658
-----------------------------------------------------------------------------------------------------------------------------------
 (17,914,992)      (68,721,127)       9,010,779        (911,458 )      33,402,592       32,082,425      137,835,993      64,518,039
-----------------------------------------------------------------------------------------------------------------------------------
 158,306,505       227,027,632       18,637,003      19,548,461       106,085,782       74,003,357      195,233,180     130,715,141
-----------------------------------------------------------------------------------------------------------------------------------
$140,391,513     $ 158,306,505     $ 27,647,782     $18,637,003      $139,488,374     $106,085,782     $333,069,173    $195,233,180
-----------------------------------------------------------------------------------------------------------------------------------

$    832,395     $          --     $    163,303     $        --      $    104,150     $     71,008     $         --    $         --
-----------------------------------------------------------------------------------------------------------------------------------
                                         U.S. GOVERNMENT
      MORTGAGE BACKED                          MONEY
   SECURITIES PORTFOLIO                  MARKET PORTFOLIO
  -----------------------------     ------------------------------
  Year Ended December 31,             Year Ended December 31,
  -----------------------------     ------------------------------
      2002             2001             2002               2001
-----------------------------------------------------------------------
$  4,202,089     $ 4,002,062      $   1,678,296     $     4,665,666
-----------------------------------------------------------------------
   1,127,459         748,374             (1,180)                704
-----------------------------------------------------------------------
   2,014,430         371,400                 --                  --
-----------------------------------------------------------------------
   7,343,978       5,121,836          1,677,116           4,666,370
-----------------------------------------------------------------------
  (5,052,128)     (4,336,892)        (1,677,116)         (4,666,370)
-----------------------------------------------------------------------
      --              --                 --                  --
-----------------------------------------------------------------------
      --              --                 --                  --
-----------------------------------------------------------------------
  (5,052,128)     (4,336,892)        (1,677,116)         (4,666,370)
-----------------------------------------------------------------------
  72,556,734      25,796,133        574,524,433       1,106,246,996
-----------------------------------------------------------------------
   4,443,190       3,821,081          1,417,564           3,750,078
-----------------------------------------------------------------------
 (39,247,945)    (18,134,752)      (603,782,502)     (1,077,241,488)
-----------------------------------------------------------------------
  37,751,979      11,482,462        (27,840,505)         32,755,586
-----------------------------------------------------------------------
  40,043,829      12,267,406        (27,840,505)         32,755,586
-----------------------------------------------------------------------
  75,501,877      63,234,471        154,981,883         122,226,297
-----------------------------------------------------------------------
$115,545,706     $75,501,877      $ 127,141,378     $   154,981,883
-----------------------------------------------------------------------
$    120,842     $   120,842      $          --     $            --
-----------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       51

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                 LARGE CAPITALIZATION
                                                                   GROWTH PORTFOLIO
                                             ------------------------------------------------------------
                                                               Year Ended December 31,
                                             ------------------------------------------------------------
                                               2002         2001         2000         1999         1998
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $16.15       $23.20       $25.68       $18.29       $13.58
---------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                     (.01)         .02         (.06)        (.03)        (.01)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                       (5.11)       (7.05)        (.68)        9.79         6.00
---------------------------------------------------------------------------------------------------------
      Total from investment
        operations                              (5.12)       (7.03)        (.74)        9.76         5.99
---------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income               --         (.02)          --           --           --
---------------------------------------------------------------------------------------------------------
Distributions from net realized gains              --           --        (1.74)       (2.37)       (1.28)
---------------------------------------------------------------------------------------------------------
Tax return of capital distributions                --           --           --           --           --
---------------------------------------------------------------------------------------------------------
      Total distributions                          --         (.02)       (1.74)       (2.37)       (1.28)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $11.03       $16.15       $23.20       $25.68       $18.29
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                (31.70)%     (30.32)%      (3.37)%      55.37%       44.22%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $243,748     $358,429     $512,778     $515,470     $329,803
---------------------------------------------------------------------------------------------------------
Average net assets (000)                     $297,189     $397,492     $581,198     $385,995     $277,794
---------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .81%         .75%         .69%         .68%         .68%
---------------------------------------------------------------------------------------------------------
  Net investment income (loss)                   (.11)%        .08%        (.25)%       (.16)%       (.05)%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            66%          68%          48%          50%          54%
---------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       52

                    LARGE CAPITALIZATION                                             SMALL CAPITALIZATION
                      VALUE PORTFOLIO                                                  GROWTH PORTFOLIO
------------------------------------------------------------     ------------------------------------------------------------
                  Year Ended December 31,                                          Year Ended December 31,
------------------------------------------------------------     ------------------------------------------------------------
  2002         2001         2000         1999       1998(b)        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------------------------------
  $12.45       $12.64       $13.01       $15.87       $16.21       $10.56       $13.09       $17.47       $15.35       $15.57
-----------------------------------------------------------------------------------------------------------------------------
     .18          .19          .25          .27          .28         (.06)        (.07)        (.07)        (.06)        (.05)
-----------------------------------------------------------------------------------------------------------------------------
   (1.85)        (.03)         .72        (1.00)        1.34        (3.45)       (2.46)         .36         4.35          .48
-----------------------------------------------------------------------------------------------------------------------------
   (1.67)         .16          .97         (.73)        1.62        (3.51)       (2.53)         .29         4.29          .43
-----------------------------------------------------------------------------------------------------------------------------
    (.17)        (.19)        (.25)        (.29)        (.27)          --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------
    (.12)        (.16)       (1.09)       (1.84)       (1.69)          --           --        (4.67)       (2.17)        (.65)
-----------------------------------------------------------------------------------------------------------------------------
      --           --           --           --           --           --           --           --           --           --
-----------------------------------------------------------------------------------------------------------------------------
    (.29)        (.35)       (1.34)       (2.13)       (1.96)          --           --        (4.67)       (2.17)        (.65)
-----------------------------------------------------------------------------------------------------------------------------
  $10.49       $12.45       $12.64       $13.01       $15.87        $7.05       $10.56       $13.09       $17.47       $15.35
-----------------------------------------------------------------------------------------------------------------------------
  (13.57)%       1.21%        8.22%       (4.37)%      10.25%      (33.24)%     (19.33)%       1.83%       29.20%        2.55%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
$229,626     $275,208     $268,802     $262,156     $283,488     $100,868     $145,554     $182,515     $186,603     $158,982
-----------------------------------------------------------------------------------------------------------------------------
$253,096     $275,773     $243,008     $279,900     $282,078     $122,299     $156,654     $197,168     $150,593     $162,654
-----------------------------------------------------------------------------------------------------------------------------
     .80%         .76%         .80%         .73%         .71%         .99%         .88%         .79%         .80%         .77%
-----------------------------------------------------------------------------------------------------------------------------
    1.49%        1.51%        2.01%        1.74%        1.65%        (.74)%       (.59)%       (.49)%       (.45)%       (.35)%
-----------------------------------------------------------------------------------------------------------------------------
      56%          50%          80%          36%          24%         153%         167%         165%         207%          69%
-----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       53

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                 SMALL CAPITALIZATION
                                                                   VALUE PORTFOLIO
                                             ------------------------------------------------------------
                                                               Year Ended December 31,
                                             ------------------------------------------------------------
                                               2002         2001         2000         1999       1998(b)
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $17.54       $16.88       $14.97       $14.98       $17.50
---------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                      .04          .09          .11          .11          .08
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                       (1.41)        2.67         3.34          .10        (1.27)
---------------------------------------------------------------------------------------------------------
      Total from investment
      operations                                (1.37)        2.76         3.45          .21        (1.19)
---------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income             (.04)        (.19)        (.02)        (.12)        (.07)
---------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --           --           --           --           --
---------------------------------------------------------------------------------------------------------
Distributions from net realized gains           (2.90)       (1.91)       (1.52)        (.10)       (1.26)
---------------------------------------------------------------------------------------------------------
Tax return of capital distributions                --           --           --           --           --
---------------------------------------------------------------------------------------------------------
      Total distributions                       (2.94)       (2.10)       (1.54)        (.22)       (1.33)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $13.23       $17.54       $16.88       $14.97       $14.98
---------------------------------------------------------------------------------------------------------
TOTAL RETURN(a)                                 (8.48)%      17.23%       23.91%        1.39%       (6.62)%
---------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $147,930     $177,088     $152,672     $127,010     $141,557
---------------------------------------------------------------------------------------------------------
Average net assets (000)                     $167,945     $161,663     $130,303     $129,077     $153,756
---------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .88%         .87%         .85%         .87%         .79%
---------------------------------------------------------------------------------------------------------
  Net investment income (loss)                    .23%         .59%         .75%         .75%         .48%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            95%         114%          55%          42%          39%
---------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       54

                       INTERNATIONAL                                                     INTERNATIONAL
                      EQUITY PORTFOLIO                                                  BOND PORTFOLIO
------------------------------------------------------------     -------------------------------------------------------------
                  Year Ended December 31,                                           Year Ended December 31,
------------------------------------------------------------     -------------------------------------------------------------
  2002         2001         2000         1999         1998         2002        2001        2000        1999           1998
------------------------------------------------------------------------------------------------------------------------------
  $10.10       $13.52       $17.37       $15.54       $14.27        $7.46       $8.08       $8.48       $9.52          $9.17
------------------------------------------------------------------------------------------------------------------------------
     .11          .09          .17          .23          .23          .15         .18         .32         .30            .31
------------------------------------------------------------------------------------------------------------------------------
   (1.14)       (3.39)       (1.87)        3.29         1.98         1.33        (.64)       (.45)       (.84)           .45
------------------------------------------------------------------------------------------------------------------------------
   (1.03)       (3.30)       (1.70)        3.52         2.21         1.48        (.46)       (.13)       (.54)           .76
------------------------------------------------------------------------------------------------------------------------------
      --(c)        --         (.17)        (.23)        (.10)        (.11)         --          --        (.23)          (.31)
------------------------------------------------------------------------------------------------------------------------------
      --           --         (.17)        (.17)          --           --          --          --          --           (.06)
------------------------------------------------------------------------------------------------------------------------------
      --         (.12)       (1.81)       (1.29)        (.84)          --          --          --        (.16)          (.04)
------------------------------------------------------------------------------------------------------------------------------
      --           --           --           --           --           --        (.16)       (.27)       (.11)            --
------------------------------------------------------------------------------------------------------------------------------
      --         (.12)       (2.15)       (1.69)        (.94)        (.11)       (.16)       (.27)       (.50)          (.41)
------------------------------------------------------------------------------------------------------------------------------
   $9.07       $10.10       $13.52       $17.37       $15.54        $8.83       $7.46       $8.08       $8.48          $9.52
------------------------------------------------------------------------------------------------------------------------------
  (10.17)%     (24.56)%      (9.42)%      23.30%       15.49%       20.14%      (5.73)%     (1.34)%     (5.88)%         8.55%
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
$140,392     $158,307     $227,028     $274,997     $244,291      $27,648     $18,637     $19,548     $26,492        $31,042
------------------------------------------------------------------------------------------------------------------------------
$150,249     $190,106     $246,420     $246,148     $246,335      $22,022     $19,235     $20,809     $29,300        $30,720
------------------------------------------------------------------------------------------------------------------------------
    1.09%        1.01%         .93%         .93%         .91%        1.69%       1.83%       1.47%       1.25%          1.54%
------------------------------------------------------------------------------------------------------------------------------
    1.17%         .82%         .85%        1.25%        1.42%        1.88%       2.31%       4.16%       3.36%          3.38%
------------------------------------------------------------------------------------------------------------------------------
      55%          65%          44%          35%          45%         238%        251%         52%        132%           110%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       55

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                   TOTAL RETURN
                                                                  BOND PORTFOLIO
                                             ---------------------------------------------------------
                                                              Year Ended December 31,
                                             ---------------------------------------------------------
                                               2002         2001        2000        1999        1998
PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $10.42       $10.27       $9.86      $10.49      $10.56
------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                      .41          .52         .66         .56         .58
------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                         .57          .28         .42        (.63)        .27
------------------------------------------------------------------------------------------------------
      Total from investment
        operations                                .98          .80        1.08        (.07)        .85
------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income             (.45)        (.54)       (.67)       (.56)       (.58)
------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --           --          --          --          --
------------------------------------------------------------------------------------------------------
Distributions from net realized gains            (.22)        (.11)         --          --        (.34)
------------------------------------------------------------------------------------------------------
Tax return of capital distributions                --           --          --          --          --
------------------------------------------------------------------------------------------------------
      Total distributions                        (.67)        (.65)       (.67)       (.56)       (.92)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $10.73       $10.42      $10.27       $9.86      $10.49
------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                  9.65%        7.97%      11.30%       (.67)%      8.28%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $139,488     $106,086     $74,003     $67,269     $67,078
------------------------------------------------------------------------------------------------------
Average net assets (000)                     $122,888      $90,698     $67,151     $65,911     $61,786
------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .75%         .78%        .79%        .82%        .81%
------------------------------------------------------------------------------------------------------
  Net investment income                          3.89%        4.83%       6.23%       5.54%       5.54%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           429%         472%        483%        368%        327%
------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       56

                     INTERMEDIATE-TERM                                               MORTGAGE BACKED
                       BOND PORTFOLIO                                              SECURITIES PORTFOLIO
------------------------------------------------------------     --------------------------------------------------------
                  Year Ended December 31,                                        Year Ended December 31,
------------------------------------------------------------     --------------------------------------------------------
  2002         2001         2000         1999         1998         2002        2001        2000        1999        1998
-------------------------------------------------------------------------------------------------------------------------
  $10.23       $10.23        $9.92       $10.36       $10.42       $10.44      $10.31       $9.97      $10.47      $10.45
-------------------------------------------------------------------------------------------------------------------------
     .38          .52          .63          .56          .63          .56         .61         .65         .66         .64
-------------------------------------------------------------------------------------------------------------------------
     .47          .29          .34         (.43)         .09          .27         .17         .33        (.50)        .01
-------------------------------------------------------------------------------------------------------------------------
     .85          .81          .97          .13          .72          .83         .78         .98         .16         .65
-------------------------------------------------------------------------------------------------------------------------
    (.39)        (.54)        (.63)        (.57)        (.61)        (.57)       (.65)       (.64)       (.66)       (.63)
-------------------------------------------------------------------------------------------------------------------------
      --           --         (.03)          --           --           --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
    (.19)        (.27)          --           --         (.17)          --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
      --           --           --           --           --           --          --          --          --          --
-------------------------------------------------------------------------------------------------------------------------
    (.58)        (.81)        (.66)        (.57)        (.78)        (.57)       (.65)       (.64)       (.66)       (.63)
-------------------------------------------------------------------------------------------------------------------------
  $10.50       $10.23       $10.23        $9.92       $10.36       $10.70      $10.44      $10.31       $9.97      $10.47
-------------------------------------------------------------------------------------------------------------------------

    8.56%        8.19%       10.10%        1.30%        7.09%        8.13%       7.79%      10.35%       1.54%       6.37%
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
$333,069     $195,233     $130,715     $112,991     $105,283     $115,546     $75,502     $63,234     $67,372     $72,870
-------------------------------------------------------------------------------------------------------------------------
$258,072     $167,039     $116,330     $108,243     $101,219      $94,893     $69,767     $61,771     $70,244     $73,737
-------------------------------------------------------------------------------------------------------------------------
     .66%         .66%         .71%         .67%         .66%         .80%        .84%        .83%        .80%        .70%
-------------------------------------------------------------------------------------------------------------------------
    3.58%        4.91%        6.35%        5.63%        5.71%        4.43%       5.74%       6.60%       6.31%       6.14%
-------------------------------------------------------------------------------------------------------------------------
     377%         560%         423%         253%         249%         184%         72%         74%         14%         24%
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       57

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                   U.S. GOVERNMENT
                                                                MONEY MARKET PORTFOLIO
                                             ------------------------------------------------------------
                                                               Year Ended December 31,
                                             ------------------------------------------------------------
                                               2002         2001         2000         1999         1998
PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------
Net investment income and net
realized gain on investment
transactions                                     .013         .037         .058         .045         .048
---------------------------------------------------------------------------------------------------------
Dividends and distributions                     (.013)       (.037)       (.058)       (.045)       (.048)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                  1.31%        3.77%        5.87%        4.67%        4.88%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $127,141     $154,982     $122,226      $85,722     $138,848
---------------------------------------------------------------------------------------------------------
Average net assets (000)                     $128,550     $132,704      $93,985     $196,853     $106,500
---------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .45%         .51%         .56%         .43%         .55%
---------------------------------------------------------------------------------------------------------
  Net investment income                          1.31%        3.52%        5.76%        4.64%        4.85%
---------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       58

               THE TARGET PORTFOLIO TRUST

               Notes to Financial Statements
The Target Portfolio Trust (the 'Fund') is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the 'Portfolio' or 'Portfolios'). All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993, with the exception of the International Bond Portfolio, which commenced on May 17, 1994.

      The Portfolios and their investment objectives are as follows:

     - Large Capitalization Growth Portfolio -- long-term capital appreciation through investment primarily in stocks of large corporations that, in the investment adviser's opinion, should have earnings growth faster than that of the S&P 500;

     - Large Capitalization Value Portfolio -- total return consisting of capital appreciation and dividend income through investment primarily in stocks of large corporations that, in the adviser's opinion, are undervalued;

     - Small Capitalization Growth Portfolio -- maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser's opinion, should have earnings growth faster than that of the U.S. economy in general;

     - Small Capitalization Value Portfolio -- above average capital appreciation through investment in small company common stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace;

     - International Equity Portfolio -- capital appreciation through investment primarily in stocks of companies domiciled outside the United States;

     - International Bond Portfolio -- high total return through investment primarily in high-quality, foreign debt securities;

     - Total Return Bond Portfolio -- total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

     - Intermediate-Term Bond Portfolio -- current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years;

     - Mortgage Backed Securities Portfolio -- high current income primarily and capital appreciation secondarily each consistent with the protection of capital through investment primarily in mortgage-related securities;

     - U.S. Government Money Market Portfolio -- maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

-------------------------------------------------------------------
Note 1. Accounting Policies

      The following is a summary of significant accounting policies followed by the Fund and the Portfolios in the preparation of its financial statements.

      Securities Valuations: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade, are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on that day or at the last bid price in the absence of an asked price.

      Corporate bonds that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by an Adviser, in consultation with the manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise by a principal market maker or a primary market dealer).

      U.S. Government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer (a dealer that trades in U.S. Government securities with the Federal Reserve System).

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service.

      Securities for which market quotations are not available are valued in good faith under procedures adopted by the Trustees.

      Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value.

      Short-term securities held by the other portfolios which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than sixty days are valued at current market quotations. Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the day of valuation.

      Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of
--------------------------------------------------------------------------------
                                       59
the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statements of Operations as net realized gain or loss on financial futures contracts.

      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.

      Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal year, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Foreign Currency Forward Contracts: A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into foreign currency forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gain
(loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings.

      Options: The Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Portfolio currently owns or intends to purchase. The Portfolio's principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

      If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written.

      The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. The
--------------------------------------------------------------------------------
                                       60

International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options.

      Short Sales: Certain Portfolios of the Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively. The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio may enter into short sales.

      Interest Rate Swaps: An interest rate swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate. Interest on the securities in the swap are included in the value of the exchange. Net interest payments/receipts are included in interest income in the Statements of Operations. The swaps are valued daily at current market value and any unrealized gain (loss) is included in the net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the termination date of the swap and is equal to the difference between the Portfolio's basis in the swap and the proceeds of the closing transactions, including fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The Total Return Bond Portfolio, International Bond Portfolio, Mortgage Backed Securities Portfolio and the Intermediate Term Bond Portfolio may enter into interest rate swaps.

      The use of derivative transactions may involve elements of both market and credit risk in excess of the amounts reported in the Statements of Assets and Liabilities.

      When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts paid on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Dividends and Distributions: The Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. The International Bond Portfolio changed its dividend policy from declaring daily to annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net realized capital gains, if any, at least annually.

      Taxes: For federal income tax purposes, each Portfolio in the Fund is treated as a separate tax-paying entity. It is each Portfolio's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.

-------------------------------------------------------------------
Note 2. Agreements

      The Fund's manager is Prudential Investments LLC ('PI'). PI manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      The advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Each of the two advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PI deems it appropriate. In order to maintain an approximately equal allocation between the two subadvisers, a periodic rebalancing of each subadviser's share of Portfolio assets may occur to account for market fluctuations.

Portfolio                                    Adviser
-------------------------   ------------------------------------------
Large Capitalization
  Growth.................   Oak Associates, Ltd. and
                            Columbus Circle Investors
Large Capitalization
  Value..................   J.P. Morgan Investment Management, Inc.
                            and Hotchkis & Wiley Capital Management
                            Inc.
Small Capitalization
  Growth.................   Sawgrass Asset Management, LLC and
                            J.P. Morgan Fleming Asset Management USA,
                            Inc.
--------------------------------------------------------------------------------
                                       61

Portfolio                                    Adviser
-------------------------   ------------------------------------------
Small Capitalization
  Value..................   National City Investment Company* and
                            EARNEST Partners, LLC
International Equity.....   Lazard Asset Management
International Bond.......   Fischer, Francis, Trees & Watts, Inc.
Total Return Bond and
  Intermediate-Term
  Bond...................   Pacific Investment Management Company
Mortgage Backed
  Securities and U.S.
  Government Money
  Market.................   Wellington Management Company, LLP
------------------------------
* Effective May 3, 2002, National City Investment Company became the subadviser of the Small Capitalization Value Portfolio, replacing Credit Suisse Asset Management, LLC.

      The management fee payable to PI is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PI, in turn, pays each adviser a fee for its services.

                                                     Total
Portfolio                                        Management Fee
----------------------------------------------   --------------
Large Capitalization Growth...................         .60%
Large Capitalization Value....................         .60%
Small Capitalization Growth...................         .60%
Small Capitalization Value....................         .60%
International Equity..........................         .70%
International Bond............................         .50%
Total Return Bond.............................         .45%
Intermediate-Term Bond........................         .45%
Mortgage Backed Securities....................         .45%
U.S. Government Money Market..................         .25%

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). PIMS serves the Fund without compensation.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund (excluding the U.S. Government Money Market Portfolio), along with other affiliated registered investment companies (the 'Funds'), entered into a syndicate credit agreement ('SCA') with a group of banks. During the year ended December 31, 2002, the amount of the commitment was $500 million from January 1, 2002 through May 3, 2002. On May 3, 2002, the Funds renewed and amended the SCA, which increased the banks' commitment to $800 million and allows the Funds to increase the commitment to $1 billion if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA is May 2, 2003. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2002.

-------------------------------------------------------------------
Note 3. Other Transactions with Affiliates

      Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the year ended December 31, 2002 as well as the fees due to PMFS as of December 31, 2002.

                                  Amount incurred
                                      for the         Amount due
                                     year ended         as of
                                    December 31,     December 31,
Portfolio                               2002             2002
--------------------------------  ----------------   ------------
Large Capitalization Growth.....      $276,700         $ 23,400
Large Capitalization Value......       184,900           16,100
Small Capitalization Growth.....       178,500           15,400
Small Capitalization Value......       189,700           16,600
International Equity............       158,200           13,700
International Bond..............        44,500            4,300
Total Return Bond...............       112,700           10,900
Intermediate-Term Bond..........       198,400           20,200
Mortgage Backed Securities......        92,100            9,100
U.S. Government Money Market....        90,000            8,200

      For the year ended December 31, 2002, Prudential Securities Incorporated ('PSI'), an indirect wholly-owned subsidiary of Prudential, earned approximately $4,170, $8,565 and $152 in brokerage commissions on certain portfolio transactions executed on behalf of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio and Small Capitalization Value Portfolio, respectively.

      The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. These amounts are included in transfer agent's fees and expenses in the Statements of Operations. The Fund paid networking fees as follows:

                                                         Due to PSI
                                  Total        Paid        as of
                                Networking      to      December 31,
Portfolio                          Fees      PSI Fees       2002
------------------------------  ----------   --------   ------------
Large Capitalization Growth      $  80,800   $80,600       $6,300
Large Capitalization Value          49,900    49,800        4,300
Small Capitalization Growth         48,300    48,100        4,100
Small Capitalization Value          46,600    46,600        4,000
International Equity                42,700    42,700        3,600
International Bond                  11,000    11,000        1,100
Total Return Bond                   29,700    29,700        2,800
Intermediate-Term Bond              52,200    52,200        5,400
Mortgage Backed Securities          24,300    24,300        2,400
U.S. Government Money Market        23,800    23,800        2,200

-------------------------------------------------------------------
Note 4. Portfolio Securities

      Purchases and sales of portfolio securities, excluding short-term investments, short sales and written options, for the year ended December 31, 2002 were as follows:

Portfolio                              Purchases         Sales
-----------------------------------  --------------   ------------
Large Capitalization Growth........  $  194,325,912   $188,881,039
Large Capitalization Value.........     139,811,489    141,114,242
Small Capitalization Growth........     185,276,103    182,038,226
Small Capitalization Value.........     158,432,335    173,252,802
International Equity...............      81,166,205     82,499,244
International Bond.................      53,613,626     49,379,948
Total Return Bond..................     557,902,409    519,784,976
Intermediate-Term Bond.............   1,100,069,392    987,730,403
Mortgage Backed Securities.........     244,058,586    175,093,192
--------------------------------------------------------------------------------
                                       62

      At December 31, 2002, the International Bond, Total Return Bond, Intermediate-Term Bond, and the Mortgage-Backed Securities Portfolios had open financial futures contracts. The unrealized appreciation (depreciation) on such contracts as of December 31, 2002 was as follows:

International Bond Portfolio:

                                                   Value at        Value at
Number of                         Expiration     December 31,        Trade          Unrealized
Contracts           Type             Date            2002            Date          Appreciation
----------    ----------------    ----------     ------------     -----------     --------------
              Long Position:
    1         Jpn 10yr-Bond       Mar. 2003      $ 1,197,101      $ 1,194,826       $    2,275
                                                                                  --------------
                                                                                  --------------
Total Return Bond Portfolio:
                                                   Value at        Value at
Number of                         Expiration     December 31,        Trade          Unrealized
Contracts           Type             Date            2002            Date          Appreciation
----------    ----------------    ----------     ------------     -----------     --------------
              Long Positions:
   244        10yr T-Note         Mar. 2003      $28,071,437      $27,412,065       $  659,372
    18        90 Day Euro         Dec. 2003        4,420,125        4,381,875           38,250
    56        90 Day Euro         Mar. 2004       13,703,900       13,611,213           92,687
    50        Euro Bond           Mar. 2003        5,957,113        5,811,513          145,600
    70        Euribor             Dec. 2003       17,865,432       17,732,379          133,053
                                                                                  --------------
                                                                                    $1,068,962
                                                                                  --------------
                                                                                  --------------
Intermediate-Term Bond Portfolio:
                                                   Value at        Value at
Number of                         Expiration     December 31,        Trade          Unrealized
Contracts           Type             Date            2002            Date          Appreciation
----------    ----------------    ----------     ------------     -----------     --------------
              Long Positions:

   140        US Bond             Mar. 2003      $15,776,250      $15,196,000       $  580,250
   246        US 10yr T-Note      Mar. 2003       28,301,531       27,546,961          754,570
   158        3mo Euro Euribor    Jun. 2003       40,404,494       40,222,775          181,719
   343        Euro Bobl           Mar. 2003       39,978,611       39,277,901          700,710
                                                                                  --------------
                                                                                    $2,217,249
                                                                                  --------------
                                                                                  --------------
Mortgage Backed Securities Portfolio:
                                                   Value at        Value at
Number of                         Expiration     December 31,        Trade          Unrealized
Contracts           Type             Date            2002            Date          Depreciation
----------    ----------------    ----------     ------------     -----------     --------------
              Short Position:

    25        5yr T-Note          Mar. 2003      $ 2,831,250      $ 2,768,246       $  (63,004)
                                                                                  --------------
                                                                                  --------------

      At December 31, 2002, the International Equity Portfolio had outstanding forward currency contracts to sell and purchase foreign currencies, as follows:

                               Value at
Foreign Currency            Settlement Date   Current      Unrealized
Sale Contracts                Receivable       Value      Depreciation
--------------------------  ---------------   --------   --------------
Japanese Yen,
  expiring 1/06/03........     $  75,487      $ 76,261      $   (774)
Japanese Yen,
  expiring 1/07/03........        40,380        40,773          (393)
Singapore Dollars,
  expiring 1/06/03........        14,365        14,404           (39)
                            ---------------   --------       -------
                               $ 130,232      $131,438      $ (1,206)
                            ---------------   --------       -------
                            ---------------   --------       -------

                               Value at                    Unrealized
Foreign Currency            Settlement Date   Current     Appreciation
Purchase Contracts              Payable        Value     (Depreciation)
--------------------------  ---------------   --------   --------------
Euros,
  expiring 1/02/03........     $ 140,542      $142,749       $2,207
Euros,
  expiring 1/07/03........        13,184        13,189            5

                               Value at                    Unrealized
Foreign Currency            Settlement Date   Current     Appreciation
Purchase Contracts              Payable        Value     (Depreciation)
--------------------------  ---------------   --------   --------------
Japanese Yen,
  expiring 1/06/03........     $  82,851      $ 83,931       $1,080
Japanese Yen,
  expiring 1/07/03........       104,545       105,559        1,014
Japanese Yen,
  expiring 1/08/03........        24,954        24,882          (72)
                            ---------------   --------       ------
                               $ 366,076      $370,310       $4,234
                            ---------------   --------       ------
                            ---------------   --------       ------

      At December 31, 2002, the International Bond Portfolio had outstanding forward currency contracts to sell and purchase foreign currencies, as follows:

                             Value at                       Unrealized
Foreign Currency          Settlement Date     Current      Appreciation
Sale Contracts              Receivable         Value      (Depreciation)
------------------------  ---------------   -----------   --------------
Australian Dollars,
  expiring 2/26/03......    $   330,468     $   335,890     $   (5,422)
Canadian Dollars,
  expiring 2/26/03......      3,328,818       3,304,108         24,710
Euros,
  expiring 2/26/03......      4,998,073       5,282,369       (284,296)
Japanese Yen,
  expiring 2/26/03......      5,167,579       5,384,281       (216,702)
Pound Sterling,
  expiring 2/26/03......        374,638         384,776        (10,138)
Swiss Francs,
  expiring 2/26/03......        683,664         687,709         (4,045)
                          ---------------   -----------   --------------
                            $14,883,240     $15,379,133     $ (495,893)
                          ---------------   -----------   --------------
                          ---------------   -----------   --------------

                             Value at                       Unrealized
Foreign Currency          Settlement Date     Current      Appreciation
Purchase Contracts            Payable          Value      (Depreciation)
------------------------  ---------------   -----------   --------------
Australian Dollars,
  expiring 2/26/03......    $   492,267     $   496,323      $  4,056
Canadian Dollars,
  expiring 2/26/03......        700,000         695,890        (4,110)
Danish Drone,
  expiring 2/26/03......        122,827         131,705         8,878
Euros,
  expiring 2/26/03......      3,735,657       3,927,553       191,896
Japanese Yen,
  expiring 2/26/03......     11,239,525      11,560,973       321,448
Japanese Yen for
  Swiss Francs,
  expiring 2/26/03......        404,495         410,613         6,118
Norwegian Krones,
  expiring 2/26/03......        157,254         171,719        14,465
Norwegian Krones for
  Euros,
  expiring 2/26/03......        155,410         150,901        (4,509)
Pound Sterling,
  expiring 2/26/03......        844,127         864,409        20,282
Swiss Francs,
  expiring 2/26/03......        675,324         717,149        41,825
                          ---------------   -----------   --------------
                            $18,526,886     $19,127,235      $600,349
                          ---------------   -----------   --------------
                          ---------------   -----------   --------------
--------------------------------------------------------------------------------
                                       63

      At December 31, 2002, the Total Return Bond Portfolio had outstanding forward contracts to sell foreign currencies, as follows:

                             Value at
Foreign Currency          Settlement Date     Current       Unrealized
Sale Contracts              Receivable         Value       Depreciation
------------------------  ---------------   -----------   --------------
Euros,
  expiring 2/10/03......    $15,344,827     $16,122,789     $ (777,962)
                          ---------------   -----------   --------------
                          ---------------   -----------   --------------

      At December 31, 2002, the Intermediate-Term Bond Portfolio had outstanding forward currency contracts to sell foreign currencies, as follows:

                              Value at
Foreign Currency           Settlement Date    Current       Unrealized
Sale Contracts               Receivable        Value       Depreciation
-------------------------  ---------------   ----------   --------------
Euros,
  expiring 2/10/03.......    $ 2,315,034     $2,432,403     $ (117,369)
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

      Transactions in options written during the year ended December 31, 2002, were as follows:
                                              Number of
                                              Contracts/
                                              Notional
                                               Amount      Premiums
Total Return Bond Portfolio                     (000)      Received
-------------------------------------------   ---------    ---------
Options outstanding at December 31, 2001...      156        $106,209
Options written............................   14,571         308,276
Options closed.............................      (32)        (25,379)
Options expired............................     (227)       (182,483)
                                              ---------    ---------
Options outstanding at December 31, 2002..    14,468        $206,623
                                              ---------    ---------
                                              ---------    ---------

                                              Number of    Premiums
Intermediate-Term Bond Portfolio              Contracts    Received
------------------------------------------   ---------    --------
Options outstanding at December 31, 2001..      100        $65,338
Options written...........................       61         10,543
Options expired...........................     (100)       (65,338)
                                             ---------    --------
Options outstanding at December 31, 2002..       61        $10,543
                                             ---------    --------
                                             ---------    --------

      The Total Return Bond Portfolio entered into interest rate swap agreements during the year. Details of the swap agreements outstanding as of December 31, 2002 were as follows:

                       Termination       Notional        Fixed     Floating       Unrealized
Counterparty               Date           Amount         Rate        Rate        Depreciation
-------------------    ------------    -------------     -----     --------     --------------
                                                                   3 month
Bank of America(a)       6/18/13         $15,600,000     5.00 %     LIBOR         $ (457,330)
                                                                   3 month
Goldman Sachs(a)         6/18/13         $12,000,000     5.00 %     LIBOR           (397,632)
                                                                                --------------
                                                                                  $ (854,962)
                                                                                --------------
                                                                                --------------

------------------------------
(a) Fund pays the fixed rate and receives the floating rate.

--------------------------------------------------------------------------------
Note 5. Distribution and Tax Information

      Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment income (loss) and accumulated net realized gains (losses) on investments. For the year ended December 31, 2002, the adjustments were as follows:

                                       Paid-in Capital        Undistributed         Accumulated
                                         In excess of         Net Investment        Net Realized
                                             Par                  Income           Gains (Losses)
                                       ----------------       --------------       --------------
Large Capitalization Growth
  Portfolio(b)...................         $ (324,006)            $324,006           $         --
Small Capitalization Growth
  Portfolio(b)...................           (904,314)             904,314                     --
Small Capitalization Value
  Portfolio(d)(f)................          2,763,242              (28,528)            (2,734,714)
International Equity
  Portfolio(a)(c)................                 --              398,588               (398,588)
International Bond
  Portfolio(a)(g)................                 --              129,172               (129,172)
Total Return Bond
  Portfolio(a)(e)(g).............                 --              508,725               (508,725)
Intermediate-Term Bond
  Portfolio(a)(d)(e)(f)(g).......            437,015              428,926               (865,941)
Mortgage Backed Securities
  Portfolio(e)...................                 --              850,039               (850,039)

------------------------------
(a) Reclassification of net foreign currency gain (loss).
(b) Reclassification of tax operating loss.
(c) Reclassification of book to tax differences due to the sale of passive foreign investment companies.
(d) Reclassification of overdistribution of ordinary income.
(e) Reclassification of paydown losses.
(f) Reclassification for redemptions utilized as distributions for federal income tax purposes.
(g) Reclassification of market discount accretion and premium amortization.

      Net investment income, net realized gains and net assets were not affected by these reclassifications.
--------------------------------------------------------------------------------
                                       64

      The tax character of distributions paid during the year ended December 31, 2002 were as follows:

                                                Ordinary         Long-Term             Total
                                                 Income         Capital Gain       Distributions
                                               ----------       ------------       --------------
Large Capitalization Value Portfolio.....      $3,747,694       $  2,566,849        $  6,314,543
Small Capitalization Value Portfolio.....       5,396,672         24,797,789          30,194,461
International Equity Portfolio...........          54,411                 --              54,411
International Bond Portfolio.............         318,534                 --             318,534
Total Return Bond Portfolio..............       7,311,187            676,529           7,987,716
Intermediate-Term Bond Portfolio.........      13,996,377          1,396,204          15,392,581
Mortgage Backed Securities Portfolio.....       5,052,128                 --           5,052,128
U.S. Government Money Market Portfolio...       1,677,116                 --           1,677,116

      The tax character of distributions paid during the year ended December 31, 2001 were as follows:

                                                  Ordinary           Long-Term         Return of            Total
                                                   Income           Capital Gain        Capital         Distributions
                                               --------------       ------------       ----------       --------------
Large Capitalization Growth Portfolio....        $  355,205                   --              --         $    355,205
Large Capitalization Value Portfolio.....         5,872,447         $  1,705,559              --            7,578,006
Small Capitalization Value Portfolio.....         7,502,844           12,098,933              --           19,601,777
International Equity Portfolio...........            60,936            1,938,691              --            1,999,627
International Bond Portfolio.............                --                   --        $393,286              393,286
Total Return Bond Portfolio..............         5,298,828              355,776              --            5,654,604
Intermediate-Term Bond Portfolio.........        12,414,519            1,186,164              --           13,600,683
Mortgage Backed Securities Portfolio.....         4,336,892                   --              --            4,336,892
U.S. Government Money Market Portfolio...         4,666,370                   --              --            4,666,370

      As of December 31, 2002, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

                                    Accumulated           Accumulated           Approximate
                                     Ordinary              Long-Term           Capital Loss
                                      Income             Capital Gain         Carryforward(c)
                                  ---------------       ---------------       ---------------
Large Capitalization Growth                  --                   --            $51,549,000         ($11,752,000 expiring in
  Portfolio.................                                                                        2009, $39,797,000 expiring
                                                                                                      in 2010)
Large Capitalization Value          $    31,057                   --              8,678,000
  Portfolio.................                                                                        (expiring in 2010)
Small Capitalization Growth                  --                   --             47,710,000         ($19,057,000 expiring in
  Portfolio.................                                                                        2009, $28,653,000 expiring
                                                                                                      in 2010)
International Equity                    856,275                   --             47,386,000         ($23,151,000 expiring in
  Portfolio.................                                                                        2009, $24,235,000 expiring
                                                                                                      in 2010)
International Bond                      342,924                   --                349,000         ($12,000 expiring in 2007,
  Portfolio.................                                                                          $257,000 expiring in 2008,
                                                                                                      $80,000 expiring in
                                                                                                      2009)(a)
Total Return Bond                     1,266,520            $ 425,545                     --
  Portfolio.................
Intermediate-Term Bond                1,956,439              485,346                     --
  Portfolio.................
Mortgage Backed Securities              120,842                   --                384,000
  Portfolio.................                                                                        (expiring in 2008)(b)

------------------------------
(a) Approximately $200,000 of the prior year capital loss carryforward was utilized during the year.

(b) Approximately $376,000 of the prior year capital loss carryforward was utilized during the year.

(c) Accordingly, no capital distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards.

      As of December 31, 2002, the U.S. Government Money Market Portfolio and Small Capitalization Value Portfolio had no distributable earnings on a tax basis.

      The difference between book basis and tax basis is primarily cost basis adjustments and post-October losses which are presented below:

                                                    Post-October Losses
                                                 -------------------------
                                                 Currency        Capital
                                                 --------       ----------
Large Capitalization Growth Portfolio........          --       $6,739,000
Large Capitalization Value Portfolio.........          --        2,343,000
Small Capitalization Growth Portfolio........          --        6,747,000
Small Capitalization Value Portfolio.........          --        3,207,000
International Equity Portfolio...............    $ 21,000        3,215,000
Total Return Bond Portfolio..................     307,000               --
Intermediate-Term Bond Portfolio.............     143,000               --
Mortgage Backed Securities Portfolio.........          --          128,000
--------------------------------------------------------------------------------
                                       65

      The United States federal income tax basis and unrealized appreciation (depreciation) of the Portfolio's investments as of December 31, 2002 were as follows:

                                                                                                       Other Cost
                                                                                                          Basis
                                               Tax Basis         Appreciation       Depreciation       Adjustments
                                              ------------       ------------       ------------       -----------
Large Capitalization Growth Portfolio...      $233,613,706       $55,108,538        $43,986,613                --
Large Capitalization Value Portfolio....       240,078,957        19,571,918         28,839,025                --
Small Capitalization Growth Portfolio...       125,146,985         5,223,800         28,549,244                --
Small Capitalization Value Portfolio....       159,256,549         8,078,708         17,462,432                --
International Equity Portfolio..........       143,373,286        12,972,536         15,681,239         $  35,638
International Bond Portfolio............        25,099,235         1,901,027             51,582            58,148
Total Return Bond Portfolio.............       171,189,861         5,613,213          1,691,995          (910,705)
Intermediate-Term Bond Portfolio........       448,554,729         6,460,694          4,915,315           962,906
Mortgage Backed Securities Portfolio....       124,393,315         3,892,401            330,137                --
                                               Net
                                            Unrealized
                                           Appreciation
                                          (Depreciation)
                                          --------------
Large Capitalization Growth Portfolio...   $ 11,121,925
Large Capitalization Value Portfolio....     (9,267,107)
Small Capitalization Growth Portfolio...    (23,325,444)
Small Capitalization Value Portfolio....     (9,383,724)
International Equity Portfolio..........     (2,673,065)
International Bond Portfolio............      1,907,593
Total Return Bond Portfolio.............      3,010,513
Intermediate-Term Bond Portfolio........      2,508,285
Mortgage Backed Securities Portfolio....      3,562,264

      The differences between book basis and tax basis are primarily attributable to deferred losses on wash sales, mark to market on purchased options and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) on written options, futures, swaps, short sales, forward currency contracts and mark to market of receivables and payables.

--------------------------------------------------------------------------------
Note 6. Capital

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest during the year ended December 31, 2002 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                          Increase/
                                                                of Dividends                         (Decrease)
                                               Shares               and              Shares           in Shares
Portfolio                                       Sold            Distributions      Reacquired        Outstanding
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         8,398,367                 --         (8,482,157)         (83,790)
Large Capitalization Value
  Portfolio...........................         5,841,891            543,508         (6,595,311)        (209,912)
Small Capitalization Growth
  Portfolio...........................         4,742,296                 --         (4,214,900)         527,396
Small Capitalization Value
  Portfolio...........................         3,492,647          2,033,553         (4,442,760)       1,083,440
International Equity Portfolio........         8,916,721              5,001         (9,117,137)        (195,415)
International Bond Portfolio..........         2,122,894             37,026         (1,528,675)         631,245
Total Return Bond Portfolio...........         7,462,420            717,545         (5,362,611)       2,817,354
Intermediate-Term Bond Portfolio......        20,128,098          1,417,532         (8,907,875)      12,637,755
Mortgage Backed Securities Portfolio..         6,840,775            419,877         (3,698,849)       3,561,803

      Transactions in shares of beneficial interest during the year ended December 31, 2001 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                          Increase/
                                                                of Dividends                         (Decrease)
                                               Shares               and              Shares           in Shares
Portfolio                                       Sold            Distributions      Reacquired        Outstanding
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         7,014,472             21,310         (6,952,346)          83,436
Large Capitalization Value
  Portfolio...........................         5,612,032            584,497         (5,371,979)         824,550
Small Capitalization Growth
  Portfolio...........................         3,645,610                 --         (3,797,963)        (152,353)
Small Capitalization Value
  Portfolio...........................         2,594,259          1,135,600         (2,678,801)       1,051,058
International Equity Portfolio........         8,828,001            161,139        (10,108,236)      (1,119,096)
International Bond Portfolio..........         1,175,880             47,845         (1,144,451)          79,274
Total Return Bond Portfolio...........         5,325,595            520,243         (2,863,804)       2,982,034
Intermediate-Term Bond Portfolio......        10,693,230          1,260,743         (5,641,999)       6,311,974
Mortgage Backed Securities Portfolio..         2,467,534            365,776         (1,734,757)       1,098,553

--------------------------------------------------------------------------------
                                       66

               THE TARGET PORTFOLIO TRUST
               Report of Independent
               Accountants

To the Trustees and Shareholders of
The Target Portfolio Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio (constituting The Target Portfolio Trust, hereafter referred to as the 'Trust') at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 27, 2003
--------------------------------------------------------------------------------
                                       67

THE TARGET PORTFOLIO TRUST
Federal Income Tax Information (Unaudited)

   As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended December 31, 2002. Further, we wish to advise you of the percentage of the ordinary income dividends (excluding long-term capital gains distributions) paid in 2002 that qualify for the corporate dividends received deduction available to corporate taxpayers.

   Detailed below, please find the aggregate dividends and distributions, per share, paid by each portfolio during the year ended December 31, 2002 as well as the corporate dividend received deduction percentage:

                                     Ordinary Dividends*                                                                Corporate
                                  -------------------------      Long-Term         Tax Return                           Dividend
                                               Short-Term      Capital Gains       of Capital       Total Dividends     Received
Portfolio                         Income     Capital Gains     Distributions     Distributions     and Distributions    Deduction
-------------------------------   -------    --------------    --------------    --------------    -----------------    ---------
Large Capitalization Value
  Portfolio....................   $ .1720             --          $  .1180               --             $ .2900           100.00%
Small Capitalization Value
  Portfolio....................     .0355       $  .4860            2.4110               --              2.9325            20.54%
International Equity
  Portfolio....................     .0035             --                --               --               .0035            40.45%
International Bond Portfolio...     .1110             --                --               --               .1110               --
Total Return Bond Portfolio....     .4455          .1691             .0544               --               .6690               --
Intermediate-Term Bond
  Portfolio....................     .3934          .1436             .0462               --               .5832               --
Mortgage Backed Securities
  Portfolio....................     .5677             --                --               --               .5677               --
U.S. Government Money Market
  Portfolio....................     .0130             --                --               --               .0130               --

    * For federal income tax purposes, ordinary income dividends and short-term capital gains distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

   The International Equity Portfolio has elected to give the benefit of foreign tax credit to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended December 31, 2002 the International Equity Portfolio intends on passing through $447,677 of ordinary income distributions as a foreign tax credit.

      Detailed below, please find the Portfolios that utilized redemptions as distributions (per share) during the year ended December 31, 2002:

                                               Ordinary        Short-Term           Long-Term
                                                Income        Capital Gains       Capital Gains
                                               --------       -------------       -------------
Small Capitalization Value Portfolio.....      $ .0007                --             $2.3915
Intermediate-Term Bond Portfolio.........           --           $ .0138                  --

Important Notice For Certain Shareholders (Unaudited)

   Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following Target portfolios from U.S. Government obligations for the calendar year 2002.

   To determine the amount of your dividends which may be exempt from state and local tax, simply multiply the amount in Box 1 of your 1099-Div (Ordinary Dividends) by the percentage listed below. These percentages do not apply to taxable capital gain distributions paid by the portfolios.

                                  Percentage of Interest from
                                        U.S. Government
Portfolio*                                obligations
-------------------------------   ---------------------------
Total Return Bond Portfolio....              23.89%
Intermediate-Term Bond
  Portfolio....................               6.16
International Equity
  Portfolio....................               1.24
U.S. Government Money Market
  Portfolio....................              20.27

   * Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude 2002 interest income from state and local taxes.

   Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your Prudential Securities Financial Adviser.
--------------------------------------------------------------------------------
                                       68

               Management of the Trust
               (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Trust defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Trust are referred to as 'Interested Directors.' 'Fund Complex' consists of the Trust and any other investment companies managed by PI.

      Independent Trustees

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex   Other Directorships
                                Position         of Time      Principal Occupations During     Overseen by   Held by
Name, Address** and Age         With Trust      Served***     Past 5 Years                       Trustee     the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
Eugene C. Dorsey (76)           Trustee         Since 1992    Retired President, Chief             80        Director (since 1996)
                                                              Executive Officer and Trustee                  of First Financial
                                                              of the Gannett Foundation (now                 Fund, Inc. and Director
                                                              Freedom Forum) (since December                 (since 1996) of High
                                                              1999); formerly Publisher of                   Yield Plus Fund, Inc.
                                                              four Gannett newspapers and
                                                              Vice President of Gannett Co.,
                                                              Inc.; Chairman of Independent
                                                              Sector, Washington, D.C.
                                                              (largest national coalition of
                                                              philanthropic organizations);
                                                              Chairman of the American
                                                              Council for the Arts; Director
                                                              of the Advisory Board of Chase
                                                              Manhattan Bank of Rochester.

Saul K. Fenster, Ph.D. (69)     Trustee         Since 2000    Currently President Emeritus         80        Member (since 2000), of
                                                              of New Jersey Institute of                     Board of Directors of
                                                              Technology; formerly President                 IDT Corporation.
                                                              (1978-2002) of New Jersey
                                                              Institute of Technology;
                                                              Commissioner (1998-2002) of
                                                              the Middle States Association
                                                              Commission on Higher
                                                              Education; Commissioner
                                                              (1985-2002) of the New Jersey
                                                              Commission on Science and
                                                              Technology; Director (since
                                                              1998) Society of Manufacturing
                                                              Engineering Education
                                                              Foundation, Director (since
                                                              1995) of Prosperity New
                                                              Jersey; formerly a director or
                                                              trustee of Liberty Science
                                                              Center, Research and
                                                              Development Council of New
                                                              Jersey, New Jersey State
                                                              Chamber of Commerce, and
                                                              National Action Council for
                                                              Minorities in Engineering.

Robert E. La Blanc (68)         Trustee         Since 1996    President (since 1981) of            77        Director of Storage
                                                              Robert E. La Blanc Associates,                 Technology Corporation
                                                              Inc. (telecommunications);                     (since 1979), Chartered
                                                              formerly General Partner at                    Semiconductor
                                                              Salomon Brothers and                           Manufacturing Ltd.
                                                              Vice-Chairman of Continental                   (since 1998)
                                                              Telecom, Trustee of Manhattan                  (Singapore); Titan
                                                              College.                                       Corporation
                                                                                                             (electronics, since
                                                                                                             1995),
                                                                                                             Computer-Associates
                                                                                                             International, Inc.
                                                                                                             (since 2002) (software
                                                                                                             company); Director
                                                                                                             (since 1999) of First
                                                                                                             Financial Fund, Inc.
                                                                                                             and Director (since
                                                                                                             April 1999) of The High
                                                                                                             Yield Plus Fund, Inc.

Douglas H. McCorkindale (63)    Trustee         Since 1996    Chairman (since February             75        Director of Continental
                                                              2001), Chief Executive Officer                 Airlines, Inc.;
                                                              (since June 2000) and                          Director (since May
                                                              President (since September                     2001) of Lockheed
                                                              1997) of Gannett Co. Inc.                      Martin Corp. (aerospace
                                                              (publishing and media);                        and defense); Director
                                                              formerly Vice Chairman (March                  of The High Yield Plus
                                                              1984-May 2000) of Gannett Co.                  Fund, Inc. (since
                                                              Inc.                                           1996).

--------------------------------------------------------------------------------
                                       69

               THE TARGET PORTFOLIO TRUST
               Management of the Trust
               (Unaudited) (cont'd)

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex   Other Directorships
                                Position         of Time      Principal Occupations During     Overseen by   Held by
Name, Address** and Age         With Trust      Served***     Past 5 Years                       Trustee     the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr. (65)     Trustee         Since 2000    Vice President (since 1997) of       80
                                                              Kaludis Consulting Group, Inc.
                                                              (company serving higher
                                                              education); formerly Principal
                                                              (1995-1997), Scott McDonald &
                                                              Associates, Chief Operating
                                                              Officer (1991-1995), Fairleigh
                                                              Dickinson University,
                                                              Executive Vice President and
                                                              Chief Operating Officer
                                                              (1975-1991), Drew University,
                                                              interim President (1988-1990),
                                                              Drew University and former
                                                              director of School, College
                                                              and University Underwriters
                                                              Ltd.

Thomas T. Mooney (61)           Trustee         Since 1996    Chief Executive Officer, the         97        Director, President and
                                                              Rochester Business Alliance,                   Treasurer (since 1986)
                                                              formerly President of the                      of First Financial
                                                              Greater Rochester Metro                        Fund, Inc. and Director
                                                              Chamber of Commerce, Rochester                 (since 1988) of The
                                                              City Manager; formerly Deputy                  High Yield Plus Fund,
                                                              Monroe County Executive;                       Inc.
                                                              Trustee of Center for
                                                              Governmental Research, Inc.;
                                                              Director of Blue Cross of
                                                              Rochester and Executive
                                                              Service Corps of Rochester;
                                                              Director of the Rochester
                                                              Individual Practice
                                                              Association.

Stephen Stoneburn (59)          Trustee         Since 1999    President and Chief Executive        75
                                                              Officer (since June 1996) of
                                                              Quadrant Media Corp. (a
                                                              publishing company); formerly
                                                              President (June 1995-June
                                                              1996) of Argus Integrated
                                                              Media, Inc.; Senior Vice
                                                              President and Managing
                                                              Director (January 1993-1995)
                                                              of Cowles Business Media and
                                                              Senior Vice President of
                                                              Fairchild Publications, Inc
                                                              (1975-1989).

Joseph Weber, Ph.D. (79)        Trustee         Since 2000    Vice President, Finance              63
                                                              (retired), Interclass
                                                              (international corporate
                                                              learning) since 1991; formerly
                                                              President, The Alliance for
                                                              Learning; retired Vice
                                                              President, Member of the Board
                                                              of Directors and Member of the
                                                              Executive and Operating
                                                              Committees, Hoffmann-LaRoche
                                                              Inc; Member, Board of
                                                              Overseers, New Jersey
                                                              Institute of Technology.
                                                              Trustee and Vice Chairman
                                                              Emeritus, Fairleigh Dickinson
                                                              University.

Clay T. Whitehead (64)          Trustee         Since 1999    President (since 1983) of            94        Director (since 2000)
                                                              National Exchange Inc. (new                    of First Financial
                                                              business development firm).                    Fund, Inc. and Director
                                                                                                             (since 2000) of The
                                                                                                             High Yield Plus Fund,
                                                                                                             Inc.

--------------------------------------------------------------------------------
                                       70

      Interested Trustees

                                                                                                Number of
                                              Term of Office                                  Portfolios in
                                                and Length                                    Fund Complex   Other Directorships
                                Position         of Time      Principal Occupations During     Overseen by   Held by
Name, Address** and Age         With Trust      Served***     Past 5 Years                       Trustee     the Trustee****
------------------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (56)           Vice            Since 1999    Executive Vice President and         116       Vice President and
                                President                     Chief Administrative Officer                   Director (since May
                                and Trustee                   (since June 1999) of                           1989) of The Asia
                                                              Prudential Investments LLC                     Pacific Fund, Inc.
                                                              (PI); Executive Vice President
                                                              and Treasurer (since December
                                                              1996) of PI; President (since
                                                              April 1999) of Prudential
                                                              Investment Management Services
                                                              LLC (PIMS); Corporate Vice
                                                              President (since September
                                                              1997) of The Prudential
                                                              Insurance Company of America
                                                              (Prudential); formerly Senior
                                                              Vice President (March 1987-May
                                                              1999) of Prudential Securities
                                                              Incorporated (Prudential
                                                              Securities); formerly Chief
                                                              Administrative Officer (July
                                                              1989-September 1996), Director
                                                              (January 1989-September 1996)
                                                              and Executive Vice President,
                                                              Treasurer and Chief Financial
                                                              Officer (June 1987-December
                                                              1996) of Prudential Mutual
                                                              Fund Management, Inc. (PMF);
                                                              Vice President and Director
                                                              (since May 1992) of
                                                              Nicholas-Applegate Fund, Inc.

*David R. Odenath, Jr (45)      President       Since 1999    President, Chief Executive           116
                                and Trustee                   Officer and Chief Operating
                                                              Officer (since June 1999) of
                                                              PI; Senior Vice President
                                                              (since June 1999) of
                                                              Prudential; formerly Senior
                                                              Vice President (August
                                                              1993-May 1999) of PaineWebber
                                                              Group, Inc.

      Information pertaining to the Officers of the Trust is set forth below.

      Officers

                                              Term of Office
                                                and Length
                                Position         of Time      Principal Occupations During
Name, Address** and Age         With Trust      Served***     Past 5 Years
--------------------------------------------------------------------------------------------
Judy A. Rice (55)               Vice            Since 2000    Executive Vice President
                                President                     (since 1999) of PI; formerly
                                                              various positions to Senior
                                                              Vice President (1992-1999) of
                                                              Prudential Securities; and
                                                              various positions to Managing
                                                              Director (1975-1992) of
                                                              Salomon Smith Barney; Governor
                                                              of the Money Management
                                                              Institute.

Grace C. Torres (43)            Treasurer       Since 1995    Senior Vice President (since
                                and                           January 2000) of PI; formerly
                                Principal                     First Vice President (December
                                Financial                     1996-January 2000) of PI and
                                and                           First Vice President (March
                                Accounting                    1993-1999) of Prudential
                                Officer                       Securities.

--------------------------------------------------------------------------------
                                       71

               THE TARGET PORTFOLIO TRUST
               Management of the Trust
               (Unaudited) (cont'd)

                                              Term of Office
                                                and Length
                                Position         of Time      Principal Occupations During
Name, Address** and Age         With Trust      Served***     Past 5 Years
--------------------------------------------------------------------------------------------
Marguerite E.H. Morrison (46)   Secretary       Since 2002    Vice President and Chief Legal
                                                              Officer-Mutual Funds and Unit
                                                              Investment Trusts (since
                                                              August 2000) of Prudential;
                                                              Senior Vice President and
                                                              Assistant Secretary (since
                                                              February 2001) of PI; Vice
                                                              President and Assistant
                                                              Secretary of PIMS (since
                                                              October 2001), previously Vice
                                                              President and Associate
                                                              General Counsel (December
                                                              1996-February 2001) of PI and
                                                              Vice President and Associate
                                                              General Counsel (September
                                                              1987-September 1996) of
                                                              Prudential Securities.

Lori E. Bostrom (40)            Assistant       Since 2002    Vice President and Corporate
                                Secretary                     Counsel (since October 2002)
                                                              of Prudential; formerly Senior
                                                              Counsel of The Guardian Life
                                                              Insurance Company of America
                                                              (February 1996-October 2002).

Maryanne Ryan (38)              Anti-Money      Since 2002    Vice President, Prudential
                                Laundering                    (since November 1998), First
                                Compliance                    Vice President of Prudential
                                Officer                       Securities (March 1997-May
                                                              1998).

------------------------------

    *  'Interested' Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.

   **  Unless otherwise noted, the address of the Trustees and Officers is c/o:
       Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 9th
       Floor, Newark, New Jersey 07102-4077.

  ***  There is no set term of office for Trustees and Officers. The Independent
       Trustees have adopted a retirement policy which calls for the retirement of
       Trustees on December 31 of the year in which they reach the age of 75, except for Mr. Weber, who retired on December 31, 2002. The table shows the number of years that an individual has served as a Trustee or Officer.

 ****  This column includes only directorships of companies required to report to the
       SEC under the Securities and Exchange Act of 1934 (that is, 'public companies')
       or other investment companies registered under the Act.

Additional information about the Trust's Trustees is included in the Trust's statement of additional information, which is available without charge, upon request, by calling
(800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

--------------------------------------------------------------------------------
                                       72

                        This page intentionally left blank

Large Capitalization
Growth Portfolio

Average Annual Total Returns
----------------------------------------------------------------------------
With Target Program Fee     One Year    Five Years  Since Inception (1/5/93)
                             -32.72%      -0.90%            4.90%
----------------------------------------------------------------------------
Without Target Program Fee  One Year    Five Years  Since Inception (1/5/93)
                             -31.70%       0.60%            6.49%
----------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment

                       (GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Large Capitalization Growth Portfolio with a similar investment in the Standard &
Poor's 500 Composite Stock Price Index  (S&P
500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential
Securities Target Program of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 5.16% and the growth of a $10,000 investment would have been $16,529. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell
1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.
These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance
with Securities and Exchange Commission (SEC)
regulations.
                         74


Large Capitalization
Value Portfolio

Average Annual Total Returns
----------------------------------------------------------------------------
With Target Program Fee     One Year    Five Years  Since Inception (1/5/93)
                             -14.86%      -1.53%            6.26%
----------------------------------------------------------------------------
Without Target Program Fee  One Year    Five Years  Since Inception (1/5/93)
                             -13.57%      -0.04%            7.87%
----------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment

                        (GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Large Capitalization Value Portfolio with a similar investment in the S&P 500 Index and the Russell 1000 Value Index by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year
(December 31, 2002), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 6.53% and the growth of a $10,000 investment would have been $18,815. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell
1000 Value Index contains those securities in the Russell 1000 Index with a lesser-than-average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.
These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance.
Investors cannot invest directly in an index.

This graph is furnished to you in accordance
with SEC regulations.
                          75

Small Capitalization
Growth Portfolio

Average Annual Total Returns
----------------------------------------------------------------------------
With Target Program Fee     One Year    Five Years  Since Inception (1/5/93)
                             -34.23%      -7.59%         2.66% (2.64)
----------------------------------------------------------------------------
Without Target Program Fee  One Year    Five Years  Since Inception (1/5/93)
                             -33.24%      -6.19%            4.21%
----------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment

                         (GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Small Capitalization Growth Portfolio with a similar investment in the Russell 2000
Index and the Russell 2000 Growth Index by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential
Securities Target Program of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 2.92% and the growth of a $10,000 investment would have been $13,337. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidizations, the
Portfolio's average annual total returns would have been lower, as indicated in parentheses.

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S.
corporations and represents approximately 10% of their aggregate market value. The Russell
2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book ratios and higher forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Small Capitalization
Value Portfolio

Average Annual Total Returns
----------------------------------------------------------------------------
With Target Program Fee     One Year    Five Years  Since Inception (1/5/93)
                             -9.85%        3.14%         9.16% (9.15)
----------------------------------------------------------------------------
Without Target Program Fee  One Year    Five Years  Since Inception (1/5/93)
                             -8.48%        4.71%        10.81% (10.80)
----------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment

                         (GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Small Capitalization Value Portfolio with a similar investment in the Russell 2000
Index and the Russell 2000 Value Index by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential
Securities Target Program of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 9.43% and the growth of a $10,000 investment would have been $24,606. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of fees and/or expense subsidizations, the
Portfolio's average annual total returns would have been lower, as indicated in parentheses.

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Value Index comprises securities in the Russell 2000 Index with a lesser-than-average growth orientation.
Companies in this index tend to exhibit lower price-to-book ratios and lower forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

International Equity
Portfolio

Average Annual Total Returns
----------------------------------------------------------------------------
With Target Program Fee     One Year    Five Years  Since Inception (1/5/93)
                             -11.51%      -4.11%              3.91%
----------------------------------------------------------------------------
Without Target Program Fee  One Year    Five Years  Since Inception (1/5/93)
                             -10.17%      -2.66%              5.49%
----------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment

                         (GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target International Equity Portfolio with a similar investment in the Morgan Stanley
Capital International Europe, Australasia, Far
East Index (MSCI EAFE Index) by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year
(December 31, 2002), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 4.17% and the growth of a $10,000 investment would have been $15,041. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI EAFE Index is a weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The
MSCI EAFE Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the MSCI EAFE Index may differ substantially from the securities in the Portfolio. The MSCI
EAFE Index is not the only one that may be used to characterize performance of international equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance
with SEC regulations.
                          78

International Bond
Portfolio

Average Annual Total Returns
----------------------------------------------------------------------------
With Target Program Fee     One Year    Five Years  Since Inception (1/5/94)
                             18.95%        1.66%          2.05% (2.00)
----------------------------------------------------------------------------
Without Target Program Fee  One Year    Five Years  Since Inception (5/17/94)
                             20.14%        2.68%          3.08% (3.03)
----------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment
                        (GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target International Bond Portfolio with a similar investment in the Salomon Smith Barney
Non-U.S. World Government Bond Index (SSB Non-
U.S. WGB Index) by portraying the initial account values at the commencement of operations (May 17, 1994) and the account values at the end of the current fiscal year
(December 31, 2002), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.00% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 1.69% and the growth of a $10,000 investment would have been $11,556. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
Without waiver of fees and/or expense
subsidizations, the Portfolio's average annual total returns would have been lower, as indicated in parentheses.

The SSB Non-U.S. WGB Index is an index that measures the total return performance of approximately 600 high-quality bonds issued in several different currencies. It gives a broad look at how foreign bonds have performed. The
SSB Non-U.S. WGB Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the SSB Non-U.S. WGB Index may differ substantially from the securities in the Portfolio. The SSB Non-U.S. WGB Index is not the only index that may be used to characterize performance of international bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Total Return
Bond Portfolio

Average Annual Total Returns
----------------------------------------------------------------------------
With Target Program Fee     One Year    Five Years  Since Inception (1/5/93)
                              8.56%        6.15%         6.47% (6.45)
----------------------------------------------------------------------------
Without Target Program Fee  One Year    Five Years  Since Inception (1/5/93)
                              9.65%        7.22%             7.54%
----------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment

                         (GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Total Return Bond Portfolio with a similar investment in the Lehman Brothers
Aggregate Bond Index  and the Lehman Brothers
Govt/Credit Bond Index by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year
(December 31, 2002), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.00% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 6.10% and the growth of a $10,000 investment would have been $18,069. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
Without waiver of fees and/or expense
subsidizations, the Portfolio's average annual total returns would have been lower, as indicated in parentheses.

The Portfolio has changed its benchmark to the Lehman Brothers Aggregate Bond Index to represent a benchmark that more closely correlates to the way the Portfolio is managed.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and nonconvertible investment-grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity.
The Lehman Brothers Govt/Credit Bond Index is a weighted index comprising publicly traded intermediate and long-term government and corporate debt with an average maturity of 10 years. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Intermediate-Term
Bond Portfolio

Average Annual Total Returns
----------------------------------------------------------------------------
With Target Program Fee     One Year    Five Years  Since Inception (1/5/93)
                              7.48%        5.94%               6.13%
----------------------------------------------------------------------------
Without Target Program Fee  One Year    Five Years  Since Inception (1/5/93)
                              8.56%        7.01%               7.20%
----------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment

                       (GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Intermediate-Term Bond Portfolio with a similar investment in the Lehman Brothers
Intermediate Government/Credit Bond Index
(Lehman Brothers Int. Govt/Credit Bond Index) by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year (December 31, 2002), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential
Securities Target Program of 1.00% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 5.76% and the growth of a $10,000 investment would have been $17,499. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Lehman Brothers Int. Govt/Credit Bond Index is a weighted index comprising securities issued by the U.S. government and its agencies, and securities publicly issued by corporations, with 1 to 10 years remaining to maturity and rated investment grade. The Lehman Brothers
Int. Govt/Credit Bond Index
is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the Lehman Brothers Int. Govt/Credit Bond Index may differ substantially from the securities in the Portfolio. The Lehman Brothers Int. Govt/Credit
Bond Index is not the only index that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Mortgage Backed
Securities Portfolio

Average Annual Total Returns
----------------------------------------------------------------------------
With Target Program Fee     One Year    Five Years  Since Inception (1/5/93)
                              7.05%        5.73%          6.16% (6.13)
----------------------------------------------------------------------------
Without Target Program Fee  One Year    Five Years  Since Inception (1/5/93)
                              8.13%        6.79%          7.23% (7.20)
----------------------------------------------------------------------------

Comparison of Change in Value of a $10,000 Investment

                         (GRAPH)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Mortgage Backed Securities Portfolio with a similar investment in the Lehman
Brothers Mortgage-Backed Securities Index and the Salomon Smith Barney Mortgage-Backed
Securities Index by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year
(December 31, 2002), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.00% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 5.79% and the growth of a $10,000 investment would have been $17,549. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.
Without waiver of fees and/or expense
subsidizations, the Portfolio's average annual total returns would have been lower, as indicated in parentheses.

The Portfolio has changed its benchmark to the Lehman Brothers Mortgage-Backed Securities
Index to represent a benchmark that more closely correlates to the way the Portfolio is being managed. The Lehman Brothers Mortgage-
Backed Securities Index is a market
capitalization-weighted index of 15-year and
30-year fixed-rate securities backed by
mortgage pools of the GNMA, the FNMA, and the FHLMC, and balloon mortgages with fixed-rate coupons. The Salomon Smith Barney Mortgage-
Backed Securities Index comprises 15-year and
30-year GNMA, FNMA, and FHLMC pass-through, and
FNMA and FHLMC balloon mortgages. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund, or taxes.
These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with SEC regulations.

Notes
                              83

Notes
                              84

(Logo) Target Portfolio Trust

Trustees
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr.
President

Robert F. Gunia
Vice President

Judy A. Rice
Vice President

Grace C. Torres
Treasurer

Marguerite E.H. Morrison
Secretary

Lori E. Bostrom
Assistant Secretary

Maryanne Ryan
Anti-Money Laundering Compliance Officer

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center
One Station Plaza
Stamford, CT 06902

EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Fischer Francis
   Trees & Watts, Inc.
200 Park Avenue
New York, NY 10166

Hotchkis and Wiley
   Capital Management, LLC
725 S. Figueroa Street
Suite 3900
Los Angeles, CA 90017

J.P. Morgan Fleming Asset
   Management USA Inc.
320 Park Avenue
New York, NY 10022

J.P. Morgan Investment
   Management Inc.
522 Fifth Avenue
New York, NY 10036

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

National City Investment Company
1900 East Ninth Street
Cleveland, OH 44114-0756

Oak Associates, Ltd.
3875 Embassy Parkway
Suite 250
Akron, OH 44333

Pacific Investment
   Management Company
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset Management, LLC
4337 Pablo Oaks Court
Jacksonville, FL 32224

Wellington Management
   Company, LLP
75 State Street
Boston, MA 02109

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Fl.
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and
   Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund
   Services LLC
PO Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022-6069

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

--------------------------------------------------------

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Financial is a service mark of The
Prudential Insurance Company of America,
Newark, NJ, and its affiliates.

Fund Symbols                     Nasdaq      CUSIP                                           Nasdaq      CUSIP
Large Capitalization Growth      TALGX     875921207     Large Capitalization Value Fund     TALVX     875921108
Small Capitalization Growth      TASGX     875921405     Small Capitalization Value Fund     TASVX     875921306
International Equity             TAIEX     875921504     International Bond                  TIBPX     875921876
Total Return Bond                TATBX     875921884     Intermediate-Term Bond              TAIBX     875921801
Mortgage-Backed Securities       TGMBX     875921702     U.S. Government Money Market        PUGXX     875921603

IFS-A068754                                                                                             TMF 158E